UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2023

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon® FUNDS

2023 ANNUAL REPORT

June 30, 2023

ARK TRANSFORMATIONAL INNOVATION FUND

ARK 0623

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

ARK TRANSFORMATIONAL INNOVATION FUND

Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. Companies that the sub-advisor believes are capitalizing on disruptive innovation and developing technologies to displace older technologies or create new markets may not in fact do so. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Information Technology sector companies may face intense competition and rapid product obsolescence, have limited product lines, markets, financial resources or personnel, and lose patent, copyright and trademark protections. Investing in Health Care sector companies involves risk due to government regulations, product litigation, competitive forces, and loss of patent protection. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

“Don’t rock the boat.” How many times have we heard that phrase, applied to almost every facet of our daily lives?

For many of us, that proverbial boat is almost certain to rock despite our best efforts to keep it steady. Forces we cannot control will move it forward, backward and sideways – pushing us off our desired trajectory during stormy seas and preventing us from reaching the safety of the harbor.

However, by carefully planning, fine-tuning and adjusting our courses over time, we can help steady the boat and increase our chances of safely reaching  our  destination. The same can also be said about our investment portfolios. If we make prudent adjustments as we seek to preserve and grow our savings – especially during periods of geopolitical and economic uncertainty – we’ll be better able to withstand the tempests we encounter along the way.

To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing across different investment styles and asset classes, you may be able to help mitigate financial risks in your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Global Equity Market Overview

June 30, 2023 (Unaudited)

For the 12-month period ended June 30, 2023, global equity markets were up significantly despite several wide-ranging global events. The last six months of 2022 saw rapid turnover in the British prime minister’s office, the death of Queen Elizabeth II and civil rights protests in Iran. These events were followed in the first six months of 2023 by China terminating its zero-COVID-19 policy, Croatia adopting the euro and joining the Schengen zone to become a full-fledged member of the European Union, Ukraine launching a substantial counteroffensive against Russian invaders, the World Health Organization declaring an end to COVID-19 as a global health emergency, additional rate increases by central banks, a miniature bank run in the United States, and smoke from Canadian wildfires hampering air quality in New York City. Regardless, the MSCI® All Country World Index returned 16.53% for the period due to market increases in developed and emerging markets.

In the U.S., the S&P 500® Index was up 19.59% and only two sectors produced negative returns – Utilities (down 6.64%) and Real Estate (down 7.47%). Of the positive sectors, Information Technology (up 38.82%) led the way, followed by Industrials (up 22.98%). From a style perspective, Growth outperformed Value as the Russell 3000® Growth Index returned 26.60% compared to the Russell 3000 Value Index return of 11.22%. In terms of market capitalization, large-cap stocks again outperformed their smaller-capitalization peers, evidenced by the Russell 1000® Index returning 19.36% compared to the Russell 2000® Index return of 12.31%.

International developed markets also ended the period higher as the MSCI EAFE Index was up 18.77%. In Europe, the top-performing countries were Ireland and Italy, represented by the MSCI Ireland Index (up 45.35%) and the MSCI Italy Index (up 43.40%), and the lagging countries were Norway and Finland, represented by the MSCI Norway Index (down 8.99%) and the MSCI Finland Index (down 1.15%). In Japan, equity returns were generally in line with other broad markets as the MSCI Japan Index returned 18.14%.

Emerging markets performed worse than developed markets as the MSCI Emerging Market Index returned 1.75%. The worst-performing countries were China (down 16.82%), represented by the MSCI China Index, followed by Qatar and the MSCI Qatar Index (down 15.38%). In contrast, Greece and Turkey were two of the best-performing markets as the MSCI Greece Index returned 71.27% and the MSCI Turkey Index returned 53.27%.

2

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2023 (Unaudited)

The Investor Class of the American Beacon ARK Transformational Innovation Fund (the “Fund”) returned 11.48% for the twelve months ended June 30, 2023. The Fund underperformed the S&P 500® Index (the “Index”) return of 19.59% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 1/27/2017 through 6/30/2023

Total Returns for the Period ended June 30, 2023

	Ticker	1 Year	3 Year	5 Year	Since Inception 01/27/2017	Value of $10,000 01/27/2017- 06/30/2022
R5 Class (1,6)	ADNIX	11.98%	(14.05)%	0.59%	11.26%	$19,846
Y Class (1,6)	ADNYX	11.87%	(14.14)%	0.49%	11.15%	$19,721
Investor Class (1,6)	ADNPX	11.48%	(14.37)%	0.21%	10.86%	$19,389
A without Sales Charge (1,2,3,6)	ADNAX	11.51%	(14.39)%	0.24%	10.96%	$19,504
A with Sales Charge (1,2,3,6)	ADNAX	5.07%	(16.07)%	(0.94)%	9.94%	$18,383
C without Sales Charge (1,2,3,6)	ADNCX	10.55%	(15.06)%	(0.45)%	10.37%	$18,840
C with Sales Charge (1,2,3,6)	ADNCX	9.55%	(15.06)%	(0.45)%	10.37%	$18,840
R6 Class (1,4,6)	ADNRX	11.92%	(14.11)%	0.55%	11.23%	$19,809

S&P 500® Index (5)		19.59%	14.60%	12.31%	12.88%	$21,777

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of the date indicated and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the R5, Y, Investor, and R6 Classes of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. The strategy employed by the Fund’s sub-advisor has the potential for more volatility than broad market averages, which may result in significant fluctuations in the Fund’s short-term returns, both positive and negative.

3

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2023 (Unaudited)

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. A portion of the fees charged to the A and C Classes of the Fund was waived from Fund inception to 2020 and in 2023. Performance prior to waiving fees was lower than the actual returns shown for periods when waivers were in effect.

3.

Fund performance for the five-year and since inception periods represents the total returns achieved by the Investor Class from 1/27/2017 up to 1/2/2019, the inception date of the A and C Classes. Expenses of the Investor Class are lower than those of the A and C Classes. As a result, total returns shown may be higher than they would have been had the A and C Classes been in existence since 1/27/2017.

4.

Fund performance for the three-year, five-year and since inception periods represents the total returns achieved by the R5 Class from 1/27/2017 up to 10/28/2020, the inception date of the R6 Class. Expenses of the R5 Class are higher than those of the R6 Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 1/27/2017.

5.

The S&P 500® Index is an unmanaged index of common stocks publicly traded in the United States. The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global or its affiliates (“SPDJI”) and has been licensed for use by American Beacon Advisors. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”). Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The American Beacon ARK Transformational Innovation Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions or interruptions of the S&P 500 Index. One cannot directly invest in an index.

6.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.12%, 1.19%, 1.45%, 1.43%, 2.19%, and 1.12%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to security selection, while sector allocation contributed positively to relative performance over the period. The Fund’s underperformance relative to the Index was principally attributable to holdings in the Information Technology and Communication Services sectors. Relative performance benefited from selection in the Health Care sector, however.

Sector allocation contributed to relative performance over the period. A null allocation to the Consumer Staples sector and an overweight allocation to the Information Technology sector buoyed relative performance. Conversely, an overweight allocation to the Health Care sector detracted from relative performance.

The sub-advisor will continue to focus on identifying companies best positioned for long-term exponential growth and capital appreciation created by transformational innovation.

Top Ten Holdings (% Net Assets)
Tesla, Inc.		11.2
Coinbase Global, Inc., Class A		7.3
Roku, Inc.		7.1
Zoom Video Communications, Inc., Class A		6.9
Block, Inc.		5.9
UiPath, Inc., Class A		5.4
Unity Software, Inc.		4.5
Shopify, Inc., Class A		4.4
Exact Sciences Corp.		4.3
Teladoc Health, Inc.		4.1

Total Fund Holdings	30

4

American Beacon ARK Transformational Innovation FundSM

Performance Overview

June 30, 2023 (Unaudited)

Industry Weightings (% of Investments)
Software	20.5
Biotechnology	15.9
Automobiles	11.5
Entertainment	10.7
Capital Markets	9.9
IT Services	8.3
Financial Services	6.1
Health Care Technology	4.2
Hotels, Restaurants & Leisure	4.0
Life Sciences Tools & Services	3.9
Chemicals	2.6
Health Care Providers & Services	0.6
Interactive Media & Services	0.5
Semiconductors & Semiconductor Equipment	0.5
Health Care Equipment & Supplies	0.4
Diversified Consumer Services	0.4

5

American Beacon ARK Transformational Innovation FundSM

Expense Examples

June 30, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon ARK Transformational Innovation FundSM

Expense Examples

June 30, 2023 (Unaudited)

American Beacon ARK Transformational Innovation Fund

	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period 1/1/2023-6/30/2023*
R5 Class
Actual	$1,000.00	$1,411.90	$5.92
Hypothetical**	$1,000.00	$1,019.89	$4.96
Y Class
Actual	$1,000.00	$1,412.50	$6.46
Hypothetical**	$1,000.00	$1,019.44	$5.41
Investor Class
Actual	$1,000.00	$1,408.80	$7.88
Hypothetical**	$1,000.00	$1,018.25	$6.61
A Class
Actual	$1,000.00	$1,411.50	$7.41
Hypothetical**	$1,000.00	$1,018.65	$6.21
C Class
Actual	$1,000.00	$1,405.40	$11.75
Hypothetical**	$1,000.00	$1,015.03	$9.84
R6 Class
Actual	$1,000.00	$1,411.70	$5.92
Hypothetical**	$1,000.00	$1,019.89	$4.96

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.08%, 1.32%, 1.24%, 1.97%, and 0.99% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

7

American Beacon ARK Transformational Innovation FundSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon ARK Transformational Innovation Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Beacon ARK Transformational Innovation Fund (one of the funds constituting American Beacon Funds, referred hereafter as the “Fund”) as of June 30, 2023, the related statement of operations for the year ended June 30, 2023, the statement of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

August 24, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

8

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

COMMON STOCKS - 97.32%

Communication Services - 10.97%

Entertainment - 10.45%
ROBLOX Corp., Class AA	229,708	$9,257,232
Roku, Inc.A	305,158	19,517,906

		28,775,138

Interactive Media & Services - 0.52%
Meta Platforms, Inc., Class AA	4,970	1,426,291

Total Communication Services		30,201,429

Consumer Discretionary - 15.43%

Automobiles - 11.21%
Tesla, Inc.A	117,879	30,857,186

Diversified Consumer Services - 0.35%
2U, Inc.A	241,078	971,544

Hotels, Restaurants & Leisure - 3.87%
DraftKings, Inc., Class AA	400,203	10,633,394

Total Consumer Discretionary		42,462,124

Financials - 15.60%

Capital Markets - 9.67%
Coinbase Global, Inc., Class AA	279,300	19,983,915
Robinhood Markets, Inc., Class AA	664,943	6,636,131

		26,620,046

Financial Services - 5.93%
Block, Inc.A	245,337	16,332,084

Total Financials		42,952,130

Health Care - 24.26%

Biotechnology - 15.43%
Beam Therapeutics, Inc.A	93,117	2,973,226
CRISPR Therapeutics AGA B	178,218	10,005,158
Exact Sciences Corp.A	126,245	11,854,405
Intellia Therapeutics, Inc.A	228,993	9,338,335
Twist Bioscience Corp.A	140,391	2,872,400
Veracyte, Inc.A	156,942	3,997,313
Verve Therapeutics, Inc.A	75,401	1,413,769

		42,454,606

Health Care Equipment & Supplies - 0.39%
Cerus Corp.A	440,925	1,084,675

Health Care Providers & Services - 0.55%
Invitae Corp.A B	1,335,962	1,509,637

Health Care Technology - 4.11%
Teladoc Health, Inc.A B	446,915	11,315,888

Life Sciences Tools & Services - 3.78%
10X Genomics, Inc., Class AA	70,467	3,934,877
Pacific Biosciences of California, Inc.A	486,004	6,463,853

		10,398,730

Total Health Care		66,763,536

See accompanying notes

9

American Beacon ARK Transformational Innovation FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

COMMON STOCKS - 97.32% (continued)

Information Technology - 28.54%

IT Services - 8.07%
Shopify, Inc., Class AA	185,937	$12,011,530
Twilio, Inc., Class AA	160,374	10,202,994

		22,214,524

Semiconductors & Semiconductor Equipment - 0.50%
Teradyne, Inc.	12,277	1,366,798

Software - 19.97%
PagerDuty, Inc.A	266,210	5,984,401
Palantir Technologies, Inc., Class AA	167,863	2,573,340
UiPath, Inc., Class AA	904,551	14,988,410
Unity Software, Inc.A	283,194	12,296,283
Zoom Video Communications, Inc., Class AA	281,635	19,117,384

		54,959,818

Total Information Technology		78,541,140

Materials - 2.52%

Chemicals - 2.52%
Ginkgo Bioworks Holdings, Inc.A B	3,729,945	6,937,698

Total Common Stocks (Cost $463,582,480)		267,858,057

SHORT-TERM INVESTMENTS - 2.65% (Cost $7,285,814)

Investment Companies - 2.65%
American Beacon U.S. Government Money Market Select Fund, 4.97%C D	7,285,814	7,285,814

SECURITIES LENDING COLLATERAL - 1.40% (Cost $3,846,396)

Investment Companies - 1.40%
American Beacon U.S. Government Money Market Select Fund, 4.97%C D	3,846,396	3,846,396

TOTAL INVESTMENTS - 101.37% (Cost $474,714,690)		278,990,267
LIABILITIES, NET OF OTHER ASSETS - (1.37%)		(3,766,323)

TOTAL NET ASSETS - 100.00%		$275,223,944

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2023 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

ADR - American Depositary Receipt.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2023, the investments were classified as described below:

ARK Transformational Innovation Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$267,858,057	$-	$-	$267,858,057
Short-Term Investments	7,285,814	-	-	7,285,814
Securities Lending Collateral	3,846,396	-	-	3,846,396

Total Investments in Securities - Assets	$278,990,267	$-	$-	$278,990,267

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2023, there were no transfers into or out of Level 3.

See accompanying notes

10

American Beacon ARK Transformational Innovation FundSM

Statement of Assets and Liabilities

June 30, 2023

Assets:
Investments in unaffiliated securities, at fair value† §	$267,858,057
Investments in affiliated securities, at fair value‡	11,132,210
Dividends and interest receivable	21,482
Receivable for investments sold	596,742
Receivable for fund shares sold	572,579
Receivable for tax reclaims	99,877
Prepaid expenses	42,097

Total assets	280,323,044

Liabilities:
Payable for investments purchased	428,666
Payable for fund shares redeemed	412,859
Payable for expense recoupment (Note 2)	19,560
Management and sub-advisory fees payable (Note 2)	207,053
Service fees payable (Note 2)	38,604
Transfer agent fees payable (Note 2)	16,894
Payable upon return of securities loaned (Note 8)§	3,846,396
Custody and fund accounting fees payable	7,844
Professional fees payable	64,527
Trustee fees payable (Note 2)	478
Payable for prospectus and shareholder reports	54,207
Other liabilities	2,012

Total liabilities	5,099,100

Net assets	$275,223,944

Analysis of net assets:
Paid-in-capital	$709,431,859
Total distributable earnings (deficits)A	(434,207,915)

Net assets	$275,223,944

Shares outstanding at no par value (unlimited shares authorized):
R5 Class	369,968

Y Class	14,395,419

Investor Class	5,423,006

A Class	1,764,751

C Class	1,055,671

R6 Class	61,692

Net assets:
R5 Class	$4,474,962

Y Class	$172,981,127

Investor Class	$64,126,589

A Class	$20,818,534

C Class	$12,078,215

R6 Class	$744,517

Net asset value, offering and redemption price per share:
R5 Class	$12.10

Y Class	$12.02

Investor Class	$11.82

A Class	$11.80

A Class (offering price)	$12.52

C Class	$11.44

R6 Class	$12.07

† Cost of investments in unaffiliated securities	$463,582,480
‡ Cost of investments in affiliated securities	$11,132,210
§ Fair value of securities on loan	$12,636,194

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

11

American Beacon ARK Transformational Innovation FundSM

Statement of Operations

For the period ended June 30, 2023

ARK Transformational Innovation Fund
Investment income:
Dividend income from unaffiliated securities	$1,094
Dividend income from affiliated securities (Note 2)	203,075
Income derived from securities lending (Note 8)	64,497

Total investment income	268,666

Expenses:
Management and sub-advisory fees (Note 2)	2,315,947
Transfer agent fees:
R5 Class (Note 2)	2,423
Y Class (Note 2)	173,559
Investor Class	3,917
A Class	904
C Class	551
R6 Class	571
Custody and fund accounting fees	34,070
Professional fees	127,596
Registration fees and expenses	118,948
Service fees (Note 2):
Investor Class	217,488
A Class	45,594
C Class	33,027
Distribution fees (Note 2):
A Class	50,465
C Class	115,170
Prospectus and shareholder report expenses	96,541
Trustee fees (Note 2)	24,616
Loan expense (Note 9)	4,826
Other expenses	57,417

Total expenses	3,423,630

Net fees waived and expenses (reimbursed) (Note 2)	(315,277)

Net expenses	3,108,353

Net investment (loss)	(2,839,687)

Realized and unrealized gain (loss) from investments:
Net realized (loss) from:
Investments in unaffiliated securitiesA	(181,122,286)
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	208,197,234
Foreign currency transactions	21

Net gain from investments	27,074,969

Net increase in net assets resulting from operations	$24,235,282

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

12

American Beacon ARK Transformational Innovation FundSM

Statement of Changes in Net Assets

	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (decrease) in net assets:
Operations:
Net investment (loss)	$(2,839,687)	$(4,310,737)
Net realized gain (loss) from investments in unaffiliated securities	(181,122,286)	43,033,949
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, and foreign currency transactions	208,197,255	(719,293,292)

Net increase (decrease) in net assets resulting from operations	24,235,282	(680,570,080)

Distributions to shareholders:
Total retained earnings:
R5 Class	(267,134)	(2,685,198)
Y Class	(10,260,124)	(112,948,763)
Investor Class	(4,039,338)	(45,317,560)
A Class	(1,376,666)	(13,396,308)
C Class	(826,866)	(7,709,359)
R6 Class	(39,638)	(504,056)

Net distributions to shareholders	(16,809,766)	(182,561,244)

Capital share transactions (Note 10):
Proceeds from sales of shares	94,322,640	292,365,287
Reinvestment of dividends and distributions	16,618,535	181,453,825
Cost of shares redeemed	(120,074,405)	(548,129,793)

Net (decrease) in net assets from capital share transactions	(9,133,230)	(74,310,681)

Net (decrease) in net assets	(1,707,714)	(937,442,005)

Net assets:
Beginning of year	276,931,658	1,214,373,663

End of year	$275,223,944	$276,931,658

See accompanying notes

13

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, open-end management investment company. As of June 30, 2023, the Trust consists of twenty-five active series, one of which is presented in this filing: American Beacon ARK Transformational Innovation Fund (the “Fund”). The remaining twenty-four active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

On July 11, 2023, (i) RIH, RIM and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new RIH equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements. The Board has approved a new management agreement with the Manager and a new investment advisory agreement between the Manager and the sub-advisors that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Funds in the American Beacon Funds Complex that were operational as of July 31, 2023, will be called to consider the new management agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials will be sent to those shareholders regarding the new management agreement and any other matters proposed for shareholder approval. There are no anticipated changes in the services provided by the Manager or sub-advisors or in the fee rates charged by the Manager to the Fund.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Fund’s financial statements.

14

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Fund’s financial statements.

Class Disclosure

The Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

15

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain (loss) in the Fund’s Statement of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to the Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Fund or nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

16

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with ARK Investment Management LLC (the “Sub-Advisor”) pursuant to which the Fund has agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Fund’s average daily net assets according to the following schedule:

First $5 billion	0.55%
Next $5 billion	0.525%
Next $10 billion	0.50%
Over $20 billion	0.475%

The Management and Sub-Advisory Fees paid by the Fund for the year ended June 30, 2023 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$905,019
Sub-Advisory Fees	0.55%	1,410,928

Total	0.90%	$2,315,947

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statement of Operations. During the year ended June 30, 2023, the Manager received securities lending fees of $7,565 for the securities lending activities of the Fund.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Fund. As compensation for performing the duties

17

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

required under the Service Plan, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Fund.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Fund and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Fund primarily through the use of omnibus accounts on behalf of its customers who hold positions in the Fund. Certain services would have been provided by the Fund’s transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Fund’s transfer agent. Accordingly, the Fund, pursuant to Board approval, has agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statement of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
ARK Transformational Innovation	$165,765

As of June 30, 2023, the Fund owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statement of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
ARK Transformational Innovation	$13,865

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund listed below held the following shares with a June 30, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2023 Shares/ Fair Value
U.S. Government Money Market Select	Direct	ARK Transformational Innovation	$7,285,814	$-	$-	$203,075	$7,285,814
U.S. Government Money Market Select	Securities Lending	ARK Transformational Innovation	3,846,396	-	-	N/A	3,846,396

The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2023, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
ARK Transformational Innovation	$5,601	$4,281	$9,882

18

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2023, the Fund borrowed on average $1,320,149 for 9 day at an average interest rate of 4.74% with interest charges of $1,513. These amounts are recorded as “Other expenses” in the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Fund, through October 31, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Fund’s expense cap. During the year ended June 30, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap					Expiration of Reimbursed Expenses
Fund	Class	7/1/2022 - 10/31/2022	11/1/2022 - 06/30/2023	Reimbursed Expenses	(Recouped) Expenses
ARK Transformational Innovation	R5	0.99%	0.99%	$5,876	$-		2025-2026
ARK Transformational Innovation	Y	1.08%	1.08%	178,019	(16,552	)**	2025-2026
ARK Transformational Innovation	Investor	1.32%	1.32%	80,869	(4,912	)**	2025-2026
ARK Transformational Innovation	A	N/A	1.34%*	29,217	-		2025-2026
ARK Transformational Innovation	C	N/A	2.10%*	20,236	-		2025-2026
ARK Transformational Innovation	R6	0.99%	0.99%	1,060	(23	)**	2025-2026

* Voluntary expense cap effective November 1, 2022.

** These amounts represent Recouped Expenses from prior fiscal years and are reflected in Total Expenses on the Statement of Operations.

Of the above amounts, $19,560 was disclosed as a Payable for expense recoupment on the Statement of Assets and Liabilities at June 30, 2023.

The Fund has adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Fund’s annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed

19

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

above will expire in 2025 and 2026. The Fund did not record a liability for potential reimbursement due to the current assessment that a reimbursement is uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
ARK Transformational Innovation	$-	$-	$138,754	2022-2023
ARK Transformational Innovation	21,487	192,248	-	2023-2024
ARK Transformational Innovation	-	292,619	-	2024-2025

Sales Commissions

The Fund’s Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended June 30, 2023, RID collected $12,246 from the sale of A Class Shares of the Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended June 30, 2023, there were no CDSC fees were collected for A Class Shares of the Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Fund’s Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended June 30, 2023, CDSC fees of $1,615 were collected for C Class Shares of the Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

20

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and

21

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all the Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust its fair valuation procedures for the Fund.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements

June 30, 2023

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

The Fund may invest in securities issued by foreign companies through ADR and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency),resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying securities.

Foreign Securities

The Fund may invest in securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment

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Notes to Financial Statements

June 30, 2023

companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

5.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset Selection Risk

Assets selected by the sub-advisor or the Manager for the Fund may not perform to expectations. The portfolio manager’s judgments about the attractiveness, value and potential performance of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. Additionally, asset classes tend to go through cycles of outperformance and underperformance in comparison to each other and to the general securities markets. The investment models used to manage the Fund may rely in part on data derived from third parties and may not perform as intended. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Currency Risk

The Fund may have exposure to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund’s exposure to foreign currencies may reduce the returns of the Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund’s investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses.

Environmental, Social, and/or Governance Investing Risk

The use of environmental, social, and/or governance (“ESG”) considerations by a sub-advisor may cause the Fund to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the use of any ESG investment considerations will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may underperform funds that do not incorporate these considerations.

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

Equity Investments Risk

Equity securities are subject to investment and market risk. The Fund’s investments in equity securities may include common stocks. Investing in such securities may expose the funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) greater volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. The Fund’s investment in a foreign issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with that country. Global economic and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Market Risk

The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, the Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of various variants of COVID-19, and efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions and closed borders, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy.

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

Any resurgence of COVID-19 or a variant could negatively impact the Funds and adversely impact the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve began to raise interest rates as part of its efforts to address rising inflation. It is difficult to accurately predict the pace at which the Federal Reserve will continue to increase interest rates, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve to change its approach in the future and the Federal Reserve’s actions may result in an economic slowdown. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market.

Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; economic stimulus by the Japanese central bank; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets and the prices of various commodities.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Sector Risk

The Fund’s investing approach may dictate an emphasis on certain sectors or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one particular sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors or sub-sectors. In addition, the value of the Fund’s shares may change at different rates than to the value of shares of another fund that invests in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Because the Fund may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and underweighted in others. Accordingly, the Fund’s performance is likely to be disproportionately affected by the factors influencing the sectors in which it is substantially over-weighted. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance. As the Fund’s portfolio changes over time, the Fund’s exposure to a particular sector may become higher or lower.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2023.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,846,396	$-	$-	$-	$3,846,396

Total Borrowings	$3,846,396	$-	$-	$-	$3,846,396

Gross amount of recognized liabilities for securities lending transactions					$3,846,396

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

6.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended June 30, 2023	Year Ended June 30, 2022
Distributions paid from:
Ordinary income*
R5 Class	$-	$828,707
Y Class	-	34,427,122
Investor Class	-	13,263,997
A Class	-	3,952,773
C Class	-	2,070,125
R6 Class	-	155,638
Long-term capital gains
R5 Class	267,134	1,856,491
Y Class	10,260,124	78,521,641
Investor Class	4,039,338	32,053,563
A Class	1,376,666	9,443,535
C Class	826,866	5,639,234
R6 Class	39,638	348,418

Total distributions paid	16,809,766	$182,561,244

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of June 30, 2023, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
ARK Transformational Innovation	$571,137,655	$21,006,603	$(313,154,002)	$(292,147,399)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
ARK Transformational Innovation	$(292,147,399)	$-	$-	$(142,060,516)	$-	$(434,207,915)

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital losses, the deferral of late year losses and the realization for tax purposes of unrealized gains from passive foreign investment companies.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from unused net operating losses and distributions in excess of current earnings as of June 30, 2023:

Fund	Paid-in-Capital	Distributable Earnings/(Deficits)
ARK Transformational Innovation	$(9,794,230)	$9,794,230

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2023, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
ARK Transformational Innovation	$53,765,685	$87,023,923

The Fund is permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, June 30, 2023. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, June 30, 2023. For the period ending June 30, 2023, the Fund deferred $1,270,909 ordinary loss to July 1, 2023.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
ARK Transformational Innovation	$81,015,030	$112,435,240

A summary of the Fund’s transactions in the USG Select Fund for the year ended June 30, 2023 were as follows:

Fund	Type of Transaction	June 30, 2022 Shares/Fair Value	Purchases	Sales	June 30, 2023 Shares/Fair Value
ARK Transformational Innovation	Direct	$5,017,674	$72,853,958	$70,585,818	$7,285,814
ARK Transformational Innovation	Securities Lending	9,417,165	57,359,416	62,930,185	3,846,396

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American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

8.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2023, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ARK Transformational Innovation	$12,636,194	$3,846,396	$9,435,516	$13,281,912

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

31

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

9.  Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2023, the Fund did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Fund:

	R5 Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	81,761	$912,917	117,372	$3,082,508
Reinvestment of dividends	30,642	264,744	93,450	2,657,723
Shares redeemed	(128,977)	(1,433,848)	(171,861)	(5,060,205)

Net increase (decrease) in shares outstanding	(16,574)	$(256,187)	38,961	$680,026

	Y Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	6,072,595	$69,213,029	8,905,547	$224,385,259
Reinvestment of dividends	1,177,624	10,115,788	3,964,770	112,242,638
Shares redeemed	(7,757,274)	(85,969,323)	(13,126,039)	(361,424,619)

Net (decrease) in shares outstanding	(507,055)	$(6,640,506)	(255,722)	$(24,796,722)

	Investor Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	1,629,724	$18,019,878	1,751,215	$46,788,467
Reinvestment of dividends	477,004	4,035,453	1,615,676	45,238,934
Shares redeemed	(2,083,291)	(22,811,873)	(4,865,543)	(149,518,802)

Net increase (decrease) in shares outstanding	23,437	$(756,542)	(1,498,652)	$(57,491,401)

32

American Beacon ARK Transformational Innovation FundSM

Notes to Financial Statements

June 30, 2023

	A Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	421,138	$4,527,596	394,670	$10,652,906
Reinvestment of dividends	158,643	1,338,947	468,861	13,118,735
Shares redeemed	(682,004)	(7,213,188)	(738,168)	(20,918,805)

Net increase (decrease) in shares outstanding	(102,223)	$(1,346,645)	125,363	$2,852,836

	C Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	127,226	$1,386,904	236,775	$5,800,101
Reinvestment of dividends	100,239	823,965	279,395	7,691,739
Shares redeemed	(249,039)	(2,567,216)	(390,958)	(9,507,838)

Net increase (decrease) in shares outstanding	(21,574)	$(356,347)	125,212	$3,984,002

	R6 Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
ARK Transformational Innovation Fund	Shares	Amount	Shares	Amount
Shares sold	23,953	$262,316	51,141	$1,656,046
Reinvestment of dividends	4,598	39,638	17,761	504,056
Shares redeemed	(7,308)	(78,957)	(75,063)	(1,699,524)

Net increase (decrease) in shares outstanding	21,243	$222,997	(6,161)	$460,578

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

33

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,
	2023	2022		2021		2020		2019

Net asset value, beginning of period	$11.82	$48.75		$27.41		$18.59		$18.60

Income (loss) from investment operations:
Net investment (loss)	(0.17)	(0.12	)B	(0.34	)D	(0.16	)B C	(0.29)
Net gains (losses) on investments (both realized and unrealized)	1.26	(28.04)		21.91		9.60		1.24

Total income (loss) from investment operations	1.09	(28.16)		21.57		9.44		0.95

Less distributions:
Dividends from net investment income	–	(0.90)		(0.07)		(0.03)		–
Distributions from net realized gains	(0.81)	(7.87)		(0.16)		(0.59)		(0.96)

Total distributions	(0.81)	(8.77)		(0.23)		(0.62)		(0.96)

Net asset value, end of period	$12.10	$11.82		$48.75		$27.41		$18.59

Total returnE	11.98%	(68.27)%		78.67%		52.22%		6.55%

Ratios and supplemental data:
Net assets, end of period	$4,474,962	$4,569,803		$16,943,552		$8,438,698		$2,674,638
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%	1.12%		1.03%		1.24%		1.74%
Expenses, net of reimbursements and/or recoupmentsF	0.99%	1.06%		1.00%		1.00%		1.00%
Net investment (loss), before expense reimbursements and/or recoupments	(1.03)%	(0.47)%		(0.87	)%D	(1.04	)%C	(1.42)%
Net investment (loss), net of reimbursements and/or recoupments	(0.89)%	(0.41)%		(0.84	)%D	(0.80	)%C	(0.68)%
Portfolio turnover rate	33%	59%		61%		28%		63%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0021.
D	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0114.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

34

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,
	2023	2022	2021		2020		2019

Net asset value, beginning of period	$11.76	$48.53	$27.31		$18.54		$18.57

Income (loss) from investment operations:
Net investment (loss)	(0.16)	(0.04)	(0.29	)C	(0.19	)A B	(0.06)
Net gains (losses) on investments (both realized and unrealized)	1.23	(28.00)	21.73		9.58		0.99

Total income (loss) from investment operations	1.07	(28.04)	21.44		9.39		0.93

Less distributions:
Dividends from net investment income	–	(0.86)	(0.06)		(0.03)		–
Distributions from net realized gains	(0.81)	(7.87)	(0.16)		(0.59)		(0.96)

Total distributions	(0.81)	(8.73)	(0.22)		(0.62)		(0.96)

Net asset value, end of period	$12.02	$11.76	$48.53		$27.31		$18.54

Total returnD	11.87%	(68.30)%	78.48%		52.09%		6.45%

Ratios and supplemental data:
Net assets, end of period	$172,981,127	$175,258,402	$735,669,845		$220,504,263		$32,822,832
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.19%	1.19%	1.11%		1.26%		1.94%
Expenses, net of reimbursements and/or recoupmentsE	1.08%	1.15%	1.09%		1.10%		1.10%
Net investment (loss), before expense reimbursements and/or recoupments	(1.09)%	(0.52)%	(0.95	)%C	(1.08	)%B	(1.62)%
Net investment (loss), net of reimbursements and/or recoupments	(0.98)%	(0.48)%	(0.93	)%C	(0.92	)%B	(0.78)%
Portfolio turnover rate	33%	59%	61%		28%		63%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0042.
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0150.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

35

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,
	2023	2022	2021		2020		2019

Net asset value, beginning of period	$11.62	$47.98	$27.05		$18.42		$18.51

Income (loss) from investment operations:
Net investment (loss)	(0.13)	(0.37)	(0.37	)C	(0.25	)A B	(0.17)
Net gains (losses) on investments (both realized and unrealized)	1.14	(27.41)	21.48		9.50		1.04

Total income (loss) from investment operations	1.01	(27.78)	21.11		9.25		0.87

Less distributions:
Dividends from net investment income	–	(0.71)	(0.02)		(0.03)		–
Distributions from net realized gains	(0.81)	(7.87)	(0.16)		(0.59)		(0.96)

Total distributions	(0.81)	(8.58)	(0.18)		(0.62)		(0.96)

Net asset value, end of period	$11.82	$11.62	$47.98		$27.05		$18.42

Total returnD	11.48%	(68.36)%	78.03%		51.66%		6.13%

Ratios and supplemental data:
Net assets, end of period	$64,126,589	$62,722,510	$331,002,394		$69,421,549		$9,310,932
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.46%	1.45%	1.38%		1.52%		2.03%
Expenses, net of reimbursements and/or recoupmentsE	1.32%	1.39%	1.34%		1.38%		1.38%
Net investment (loss), before expense reimbursements and/or recoupments	(1.36)%	(0.77)%	(1.21	)%C	(1.34	)%B	(1.71)%
Net investment (loss), net of reimbursements and/or recoupments	(1.22)%	(0.71)%	(1.17	)%C	(1.19	)%B	(1.06)%
Portfolio turnover rate	33%	59%	61%		28%		63%

A	Per share amounts have been calculated using the average shares method.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $0.0063.
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0143.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

36

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30,							January 2, 2019A to June 30, 2019

	2023		2022	2021		2020

Net asset value, beginning of period	$11.60		$48.00	$27.05		$18.42		$14.72

Income (loss) from investment operations:
Net investment (loss)	(0.22)		(0.06)	(0.35	)C	(0.06	)B	(0.05)
Net gains (losses) on investments (both realized and unrealized)	1.23		(27.74)	21.46		9.31		3.75

Total income (loss) from investment operations	1.01		(27.80)	21.11		9.25		3.70

Less distributions:
Dividends from net investment income	–		(0.73)	(0.00	)D	(0.03)		–
Distributions from net realized gains	(0.81)		(7.87)	(0.16)		(0.59)		–

Total distributions	(0.81)		(8.60)	(0.16)		(0.62)		–

Net asset value, end of period	$11.80		$11.60	$48.00		$27.05		$18.42

Total returnE	11.51%		(68.40)%	78.03%		51.66%		25.14	%F

Ratios and supplemental data:
Net assets, end of period	$20,818,534		$21,659,351	$83,589,357		$23,391,480		$3,606,814
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.56%		1.43%	1.37%		1.66%		2.31	%G
Expenses, net of reimbursements and/or recoupmentsH	1.41	%I	1.43%	1.37%		1.40%		1.40	%G
Net investment (loss), before expense reimbursements and/or recoupments	(1.46)%		(0.76)%	(1.21	)%C	(1.47	)%B	(2.00	)%G
Net investment (loss), net of reimbursements and/or recoupments	(1.31)%		(0.76)%	(1.21	)%C	(1.21	)%B	(1.09	)%G
Portfolio turnover rate	33%		59%	61%		28%		63%

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $(0.0608).
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0160.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the voluntary expense caps on November 1, 2022.

See accompanying notes

37

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30,							January 2, 2019A to June 30, 2019

	2023		2022	2021		2020

Net asset value, beginning of period	$11.37		$47.16	$26.78		$18.35		$14.72

Income (loss) from investment operations:
Net investment (loss)	(0.26)		(0.27)	(0.61	)C	(0.09	)B	(0.10)
Net gains (losses) on investments (both realized and unrealized)	1.14		(27.23)	21.15		9.11		3.73

Total income (loss) from investment operations	0.88		(27.50)	20.54		9.02		3.63

Less distributions:
Dividends from net investment income	–		(0.42)	–		–		–
Distributions from net realized gains	(0.81)		(7.87)	(0.16)		(0.59)		–

Total distributions	(0.81)		(8.29)	(0.16)		(0.59)		–

Net asset value, end of period	$11.44		$11.37	$47.16		$26.78		$18.35

Total returnD	10.55%		(68.62)%	76.68%		50.54%		24.66	%E

Ratios and supplemental data:
Net assets, end of period	$12,078,215		$12,244,432	$44,900,174		$15,060,539		$1,790,079
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.37%		2.19%	2.12%		2.31%		3.25	%F
Expenses, net of reimbursements and/or recoupmentsG	2.19	%H	2.19%	2.12%		2.15%		2.15	%F
Net investment (loss), before expense reimbursements and/or recoupments	(2.27)%		(1.52)%	(1.96	)%C	(2.13	)%B	(2.94	)%F
Net investment (loss), net of reimbursements	(2.09)%		(1.52)%	(1.96	)%C	(1.97	)%B	(1.83	)%F
Portfolio turnover rate	33%		59%	61%		28%		63%

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Xilinx, Inc. amounting to $(0.0873).
C	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0154.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.
H	Expense ratios may exceed stated expense caps in Note 2 due to the change in the voluntary expense caps on November 1, 2022.

See accompanying notes

38

American Beacon ARK Transformational Innovation FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended June 30,			October 28, 2020A to June 30, 2021
	2023		2022

Net asset value, beginning of period	$11.80		$48.67	$36.25

Income from investment operations:
Net investment (loss)	(0.10	)C	(0.55)	(0.14	)B
Net gains (losses) on investments (both realized and unrealized)	1.18		(27.54)	12.78

Total income (loss) from investment operations	1.08		(28.09)	12.64

Less distributions:
Dividends from net investment income	–		(0.91)	(0.06)
Distributions from net realized gains	(0.81)		(7.87)	(0.16)

Total distributions	(0.81)		(8.78)	(0.22)

Net asset value, end of period	$12.07		$11.80	$48.67

Total returnD	11.92%		(68.25)%	34.86	%E

Ratios and supplemental data:
Net assets, end of period	$744,517		$477,160	$2,268,341
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.18%		1.12%	1.22	%F
Expenses, net of reimbursements and/or recoupmentsG	0.99%		1.04%	0.95	%F
Net investment (loss), before expense reimbursements and/or recoupments	(1.07)%		(0.42)%	(1.05	)%B F
Net investment (loss), net of reimbursements	(0.88)%		(0.34)%	(0.78	)%B F
Portfolio turnover rate	33%		59%	61	%E

A	Commencement of operations.
B	Net investment income includes a significant dividend payment from Novartis AG, ADR amounting to $0.0197.
C	Per share amounts have been calculated using the average shares method.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due to security lending expenses.

See accompanying notes

39

American Beacon ARK Transformational Innovation FundSM

Federal Tax Information

June 30, 2023 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2023. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

ARK Transformational Innovation	N/A

Qualified Dividend Income:

ARK Transformational Innovation	N/A

Long-Term Capital Gain Distributions:

ARK Transformational Innovation	$16,809,766

Short-Term Capital Gain Distributions:

ARK Transformational Innovation	$0

Shareholders will receive notification in January 2024 of the applicable tax information necessary to prepare their 2023 income tax returns.

40

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”) on behalf of the American Beacon ARK Transformational Innovation Fund (“Fund”); and

(2) the Investment Advisory Agreement among the Manager, ARK Investment Management LLC (the “sub-advisor”), and the Trust, on behalf of the Fund. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among

41

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisor for the Fund; (3) the profits earned by the Manager and the sub-advisor in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the representations made by the sub-advisor regarding the sub-advisor’s level of staffing; the sub-advisor’s assets under management; the financial stability of the sub-advisor; and its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universe selected by Broadridge may not provide appropriate comparisons for the Fund due to the Fund’s unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of a composite of comparable investment accounts managed by the sub-advisor and the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the Fund and certain of its share classes, the Manager is waiving fees and/or reimbursing expenses.

42

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Fund. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered the representation made by the sub-advisor that the Fund’s Investment Advisory Agreement states that the sub-advisor will not charge the Fund a sub-advisory fee that is higher than that charged by the sub-advisor for advisory or sub-advisory services provided to other clients of the sub-advisor. The Board considered the extent to which the sub-advisor earned a profit with respect to the services provided to the Fund.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of the sub-advisor were reasonable in light of the services performed by the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the sub-advisory fee rate for the Fund. The Board also considered that the current assets of the Fund did not exceed the threshold necessary to reach the first sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the Manager’s and sub-advisor’s responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Fund. For example, the Board considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Similarly, the Board considered the Manager’s representation that its relationship with the Fund provides cross-selling opportunities for products sponsored by the sub-advisor for which the Fund’s distributor provides distribution services. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

43

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2022. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In considering the renewal of the Agreements for the Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking
Compared to Broadridge Expense Group	5th Quintile

Compared to Broadridge Expense Universe	5th Quintile

Morningstar Fee Level Ranking	5th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)
Compared to Broadridge Performance Universe	5th Quintile

Compared to Morningstar Category	5th Quintile

The Board also considered: (1) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, as few of the funds (if any) in the Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; (2) that the Fund’s strategy has a higher volatility profile due to the Fund’s thematic focus on innovation-based companies and the small number of holdings in the Fund’s portfolio; (3) that AmBeacon or its affiliated entities have other material business relationships with the sub-advisor or its affiliated entities; (4) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the Fund; and (5) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon ARK Transformational Innovation Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

44

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (53)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (61)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

45

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (62)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (61)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (60)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

46

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS	Term
One Year

Jeffrey K. Ringdahl (48)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd.; (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

47

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (64)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (54)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

48

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (62)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present) Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (59)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (60)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

49

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS (CONT.)	Term
One Year

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (66)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (53)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

50

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships

OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (48)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (56)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (38)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

51

American Beacon ARK Transformational Innovation FundSM

Privacy Policy

June 30, 2023 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

52

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, and American Beacon ARK Transformational Innovation Fund are service marks of American Beacon Advisors, Inc.

AR 06/23

American Beacon® FUNDS

2023 ANNUAL REPORT

June 30, 2023

SHAPIRO EQUITY OPPORTUNITIES FUND

SHAPIRO SMID CAP EQUITY FUND

Shapiro 0623

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SHAPIRO EQUITY OPPORTUNITIES FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in small- or medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

SHAPIRO SMID CAP EQUITY FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in small- or medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund participates in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

“Don’t rock the boat.” How many times have we heard that phrase, applied to almost every facet of our daily lives?

For many of us, that proverbial boat is almost certain to rock despite our best efforts to keep it steady. Forces we cannot control will move it forward, backward and sideways – pushing us off our desired trajectory during stormy seas and preventing us from reaching the safety of the harbor.

However, by carefully planning, fine-tuning and adjusting our courses over time, we can help steady the boat and increase our chances of safely reaching our destination. The same can also be said about our investment portfolios. If we make prudent adjustments as we seek to preserve and grow our savings – especially during periods of geopolitical and economic uncertainty – we’ll be better able to withstand the tempests we encounter along the way.

To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing across different investment styles and asset classes, you may be able to help mitigate financial risks in your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

1

Global Equity Market Overview

June 30, 2023 (Unaudited)

For the 12-month period ended June 30, 2023, global equity markets were up significantly despite several wide-ranging global events. The last six months of 2022 saw rapid turnover in the British prime minister’s office, the death of Queen Elizabeth II and civil rights protests in Iran. These events were followed in the first six months of 2023 by China terminating its zero-COVID-19 policy, Croatia adopting the euro and joining the Schengen zone to become a full-fledged member of the European Union, Ukraine launching a substantial counteroffensive against Russian invaders, the World Health Organization declaring an end to COVID-19 as a global health emergency, additional rate increases by central banks, a miniature bank run in the United States, and smoke from Canadian wildfires hampering air quality in New York City. Regardless, the MSCI® All Country World Index returned 16.53% for the period due to market increases in developed and emerging markets.

In the U.S., the S&P 500® Index was up 19.59% and only two sectors produced negative returns – Utilities (down 6.64%) and Real Estate (down 7.47%). Of the positive sectors, Information Technology (up 38.82%) led the way, followed by Industrials (up 22.98%). From a style perspective, Growth outperformed Value as the Russell 3000® Growth Index returned 26.60% compared to the Russell 3000 Value Index return of 11.22%. In terms of market capitalization, large-cap stocks again outperformed their smaller-capitalization peers, evidenced by the Russell 1000® Index returning 19.36% compared to the Russell 2000® Index return of 12.31%.

International developed markets also ended the period higher as the MSCI EAFE Index was up 18.77%. In Europe, the top-performing countries were Ireland and Italy, represented by the MSCI Ireland Index (up 45.35%) and the MSCI Italy Index (up 43.40%), and the lagging countries were Norway and Finland, represented by the MSCI Norway Index (down 8.99%) and the MSCI Finland Index (down 1.15%). In Japan, equity returns were generally in line with other broad markets as the MSCI Japan Index returned 18.14%.

Emerging markets performed worse than developed markets as the MSCI Emerging Market Index returned 1.75%. The worst-performing countries were China (down 16.82%), represented by the MSCI China Index, followed by Qatar and the MSCI Qatar Index (down 15.38%). In contrast, Greece and Turkey were two of the best-performing markets as the MSCI Greece Index returned 71.27% and the MSCI Turkey Index returned 53.27%.

2

American Beacon Shapiro Equity Opportunities FundSM

Performance Overview

June 30, 2023 (Unaudited)

The Investor Class of the American Beacon Shapiro Equity Opportunities Fund (the “Fund”) returned 5.81% for the twelve months ended June 30, 2023. The Fund underperformed the Russell 3000® Value Index (the “Index”) return of 11.22% for the period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/12/2017 through 6/30/2023

Total Returns for the Period ended June 30, 2023

	Ticker	1 Year	3 Year	5 Year	Since Inception 09/12/2017	Value of $10,000 09/12/2017- 06/30/2023
R5 Class (1,4)	SHXIX	6.16%	16.62%	7.57%	8.77%	$16,283
Y Class (1,4)	SHXYX	5.95%	16.48%	7.45%	8.68%	$16,207
Investor Class (1,4)	SHXPX	5.81%	16.30%	7.20%	8.40%	$15,968
A Class without Sales Charge (1,2,4)	SHXAX	5.69%	16.25%	7.18%	8.38%	$15,949
A Class with Sales Charge (1,2,4)	SHXAX	-0.42%	13.98%	5.91%	7.28%	$15,032
C Class without Sales Charge (1,2,4)	SHXCX	5.01%	15.80%	6.93%	8.16%	$15,762
C Class with Sales Charge (1,2,4)	SHXCX	4.01%	15.80%	6.93%	8.16%	$15,762

Russell 3000® Value Index (3)		11.22%	14.38%	7.79%	7.75%	$15,414
Russell 3000® Index (3)		18.95%	13.89%	11.39%	11.78%	$19,080

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception.

3

American Beacon Shapiro Equity Opportunities FundSM

Performance Overview

June 30, 2023 (Unaudited)

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance for the three-year, five-year and since inception periods represents the returns achieved by the Investor Class from 9/12/2017 up to the 10/28/2021 inception date of the A and C Classes and returns of the A and C Classes since 10/28/2021. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 9/12/2017.

3.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Russell 3000® Value Index measures the performance of the broad value segment of the US equity market. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Value Index and the Russell 3000® Value Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro Equity Opportunities Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 0.83%, 0.93%, 1.21%, 3.36%, and 4.11%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to security selection.

From a security selection perspective, most of the Fund’s underperformance was attributed to holdings in the Consumer Discretionary and Communication Services sectors. The Fund’s relative underperformance was slightly offset by security selection in the Materials sector.

Sector allocation was a positive contributor to the Fund’s performance relative to the Index. An overweight allocation to the Consumer Discretionary sector and an underweight to the Health Care sector contributed to relative performance. Conversely, an underweight to the Energy sector detracted from relative performance.

Looking forward, the Fund’s sub-advisor will continue to employ a team-based investment process that is driven by deep fundamental research in a concentrated, value-oriented approach.

Top Ten Holdings (% Net Assets)
Berkshire Hathaway, Inc., Class B		5.4
Elanco Animal Health, Inc.		5.3
Carter’s, Inc.		5.2
Alphabet, Inc., Class C		5.2
General Motors Co.		5.1
Lions Gate Entertainment Corp., Class B		5.0
Sensata Technologies Holding PLC		5.0
Corning, Inc.		4.9
Avantor, Inc.		4.8
Axalta Coating Systems Ltd.		4.8

Total Fund Holdings	24

Sector Allocation (% Equities)
Consumer Discretionary		18.4
Materials		15.5
Communication Services		15.2
Financials		14.2
Information Technology		11.6
Health Care		10.5
Industrials		10.1
Consumer Staples		3.1
Energy		1.4

4

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

June 30, 2023 (Unaudited)

The Investor Class of the American Beacon Shapiro SMID Cap Equity Fund (the “Fund”) returned 16.72% for the twelve months ended June 30, 2023. The Fund outperformed the Russell 2500® Value Index (the “Index”) return of 10.37% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 9/12/2017 through 6/30/2023

Total Returns for the Period ended June 30, 2023

	Ticker	1 Year	3 Year	5 Year	Since Inception 09/12/2017	Value of $10,000 09/12/2017- 06/30/2023
R5 Class (1,5)	SHDIX	17.17%	22.14%	7.37%	8.74%	$16,255
Y Class (1,5)	SHDYX	17.08%	22.01%	7.25%	8.63%	$16,163
Investor Class (1,5)	SHDPX	16.72%	21.77%	7.00%	8.36%	$15,932
A Class without Sales Charge (1,2,5)	SHEAX	16.73%	21.70%	6.96%	8.33%	$15,904
A Class with Sales Charge (1,2,5)	SHEAX	10.00%	19.32%	5.71%	7.23%	$14,990
C Class without Sales Charge (1,2,5)	SHDCX	15.85%	21.19%	6.69%	8.09%	$15,705
C Class with Sales Charge (1,2,5)	SHDCX	14.85%	21.19%	6.69%	8.09%	$15,705
R6 Class (1,3,5)	SHDRX	17.08%	22.11%	7.35%	8.72%	$16,241

Russell 2500® Value Index (4)		10.37%	16.07%	5.32%	6.48%	$14,394
Russell 2500® Index (4)		13.58%	12.29%	6.55%	8.13%	$15,734

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown since inception. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

5

American Beacon Shapiro SMID Cap Equity FundSM

Performance Overview

June 30, 2023 (Unaudited)

2.

A Class shares have a maximum sales charge of 5.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase. Fund performance for the three-year, five-year and since inception periods represents the returns achieved by the Investor Class from 9/12/2017 up to the 10/28/2021 inception date of the A and C Classes and returns of the A and C Classes since 10/28/2021. Expenses of the A and C Classes are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A and C Classes been in existence since 9/12/2017.

3.

Fund performance for the three-year, five-year and since inception periods represents the returns achieved by the R5 Class from 9/12/2017 up to the 10/28/2021 inception date of the R6 Class and returns of the R6 Class since 10/28/2021. Expenses of the R6 Class are lower than those of the R5 Class. Therefore, total returns shown may be lower than they would have been had the R6 Class been in existence since 9/12/2017.

4.

The Russell 2500® Index is an unmanaged index that measures the performance of the small to mid-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership. The Russell 2500® Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s style methodology. The Russell 2500® Value Index and the Russell 2500® Value Index (each an “Index”) are trademarks of Frank Russell Company (“Russell”) and have been licensed for use by American Beacon Funds. The American Beacon Shapiro SMID Cap Equity Fund is not in any way sponsored, endorsed, sold or promoted by Russell or the London Stock Exchange Group companies (“LSEG”) (together the “Licensor Parties”) and none of the Licensor Parties make any claim, prediction, warranty or representation whatsoever, expressly or impliedly, either as to (i) the results to be obtained from the use of the Index (upon which a fund is based), (ii) the figure at which the Index is said to stand at any particular time on any particular day or otherwise, or (iii) the suitability of the Index for the purpose to which it is being put in connection with a Fund. None of the Licensor Parties have provided or will provide any financial or investment advice or recommendation in relation to the Index to any fund or to its clients. The Index is calculated by Russell or its agent. None of the Licensor Parties shall be (a) liable (whether in negligence or otherwise) to any person for any error in the Index or (b) under any obligation to advise any person of any error therein. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, C, and R6 Class shares were 1.92%, 2.00%, 2.31%, 4.75%, 5.51%, and 4.49%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index primarily due to security selection. Most of the Fund’s performance related to security selection was attributed to holdings in the Communication Services and Materials sectors. Conversely, security selection in the Consumer Discretionary sector detracted from performance.

From a sector allocation perspective, underweighting the Financials sector and overweighting the Materials sector contributed to relative returns. Partially offsetting relative outperformance was an underweight allocation to the Industrials sector.

Looking forward, the Fund’s sub-advisor will continue to employ a team-oriented investment process that is driven by deep fundamental research in a concentrated, value-oriented approach.

Top Ten Holdings (% Net Assets)
Elanco Animal Health, Inc.		5.8
Lions Gate Entertainment Corp., Class B		5.2
Ultra Clean Holdings, Inc.		5.0
Carter’s, Inc.		5.0
Sensata Technologies Holding PLC		4.9
Madison Square Garden Sports Corp.		4.9
BWX Technologies, Inc.		4.9
Axalta Coating Systems Ltd.		4.8
Ecovyst, Inc.		4.8
Liberty Media Corp.-Liberty Braves, Class C		4.7

Total Fund Holdings	24

Sector Allocation (% Equities)
Materials		20.9
Communication Services		15.2
Consumer Discretionary		14.9
Health Care		10.7
Industrials		10.1
Information Technology		9.7
Financials		7.2
Consumer Staples		6.3
Exchange-Traded Instruments		3.7
Energy		1.3

6

American Beacon FundsSM

Expense Examples

June 30, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

7

American Beacon FundsSM

Expense Examples

June 30, 2023 (Unaudited)

American Beacon Shapiro Equity Opportunities Fund

	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period 1/1/2023-6/30/2023*
R5 Class
Actual	$1,000.00	$1,064.10	$4.04
Hypothetical**	$1,000.00	$1,020.88	$3.96
Y Class
Actual	$1,000.00	$1,063.50	$4.55
Hypothetical**	$1,000.00	$1,020.38	$4.46
Investor Class
Actual	$1,000.00	$1,063.20	$5.42
Hypothetical**	$1,000.00	$1,019.54	$5.31
A Class
Actual	$1,000.00	$1,061.90	$5.73
Hypothetical**	$1,000.00	$1,019.24	$5.61
C Class
Actual	$1,000.00	$1,059.40	$9.55
Hypothetical**	$1,000.00	$1,015.52	$9.35

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.79%, 0.89%, 1.06%, 1.12%, and 1.87% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Shapiro SMID Cap Equity Fund

	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period 1/1/2023-6/30/2023*
R5 Class
Actual	$1,000.00	$1,086.90	$4.61
Hypothetical**	$1,000.00	$1,020.38	$4.46
Y Class
Actual	$1,000.00	$1,086.60	$4.97
Hypothetical**	$1,000.00	$1,020.03	$4.81
Investor Class
Actual	$1,000.00	$1,085.10	$6.05
Hypothetical**	$1,000.00	$1,018.99	$5.86
A Class
Actual	$1,000.00	$1,085.30	$6.51
Hypothetical**	$1,000.00	$1,018.55	$6.31
C Class
Actual	$1,000.00	$1,081.20	$10.37
Hypothetical**	$1,000.00	$1,014.83	$10.04
R6 Class
Actual	$1,000.00	$1,087.00	$4.66
Hypothetical**	$1,000.00	$1,020.33	$4.51

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.89%, 0.96%, 1.17%, 1.26%, 2.01%, and 0.90% for the R5, Y, Investor, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

8

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (two of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

August 24, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

9

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

COMMON STOCKS - 96.41%

Communication Services - 14.61%

Entertainment - 9.40%
Lions Gate Entertainment Corp., Class AA	24,200	$213,686
Lions Gate Entertainment Corp., Class BA	1,163,500	9,715,225
Walt Disney Co.A	91,550	8,173,584

		18,102,495

Interactive Media & Services - 5.21%
Alphabet, Inc., Class CA	82,865	10,024,179

Total Communication Services		28,126,674

Consumer Discretionary - 17.75%

Automobiles - 5.12%
General Motors Co.	255,600	9,855,936

Household Durables - 4.35%
Mohawk Industries, Inc.A	81,220	8,378,655

Specialty Retail - 3.05%
Urban Outfitters, Inc.A	177,631	5,884,915

Textiles, Apparel & Luxury Goods - 5.23%
Carter’s, Inc.	138,700	10,069,620

Total Consumer Discretionary		34,189,126

Consumer Staples - 2.97%

Consumer Staples Distribution & Retail - 2.97%
Walgreens Boots Alliance, Inc.	200,800	5,720,792

Energy - 1.39%

Oil, Gas & Consumable Fuels - 1.39%
Devon Energy Corp.	55,320	2,674,169

Financials - 13.64%

Banks - 8.29%
Bank of America Corp.	319,500	9,166,455
Regions Financial Corp.	381,300	6,794,766

		15,961,221

Financial Services - 5.35%
Berkshire Hathaway, Inc., Class BA	30,220	10,305,020

Total Financials		26,266,241

Health Care - 10.15%

Life Sciences Tools & Services - 4.83%
Avantor, Inc.A	453,000	9,304,620

Pharmaceuticals - 5.32%
Elanco Animal Health, Inc.A	1,018,900	10,250,134

Total Health Care		19,554,754

Industrials - 9.73%

Electrical Equipment - 4.99%
Sensata Technologies Holding PLC	213,500	9,605,365

See accompanying notes

10

American Beacon Shapiro Equity Opportunities FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

COMMON STOCKS - 96.41% (continued)

Industrials - 9.73% (continued)

Professional Services - 4.74%
SS&C Technologies Holdings, Inc.	150,700	$9,132,420

Total Industrials		18,737,785

Information Technology - 11.22%

Communications Equipment - 1.70%
Infinera Corp.A B	676,134	3,265,727

Electronic Equipment, Instruments & Components - 4.94%
Corning, Inc.	271,800	9,523,872

Semiconductors & Semiconductor Equipment - 4.58%
Micron Technology, Inc.	139,875	8,827,511

Total Information Technology		21,617,110

Materials - 14.95%

Chemicals - 10.31%
Axalta Coating Systems Ltd.A	283,100	9,288,511
DuPont de Nemours, Inc.	93,167	6,655,851
International Flavors & Fragrances, Inc.	49,141	3,911,132

		19,855,494

Containers & Packaging - 4.64%
Graphic Packaging Holding Co.	371,500	8,927,145

Total Materials		28,782,639

Total Common Stocks (Cost $184,691,211)		185,669,290

SHORT-TERM INVESTMENTS - 3.54% (Cost $6,829,058)

Investment Companies - 3.54%
American Beacon U.S. Government Money Market Select Fund, 4.97%C D	6,829,058	6,829,058

TOTAL INVESTMENTS - 99.95% (Cost $191,520,269)		192,498,348
OTHER ASSETS, NET OF LIABILITIES - 0.05%		88,150

TOTAL NET ASSETS - 100.00%		$192,586,498

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2023 (Note 8).

C The Fund is affiliated by having the same investment advisor.

D 7-day yield.

PLC - Public Limited Company.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2023, the investments were classified as described below:

Shapiro Equity Opportunities Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$185,669,290	$-	$-	$185,669,290
Short-Term Investments	6,829,058	-	-	6,829,058

Total Investments in Securities - Assets	$192,498,348	$-	$-	$192,498,348

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2023, there were no transfers into or out of Level 3.

See accompanying notes

11

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

COMMON STOCKS - 93.18%

Communication Services - 14.71%

Entertainment - 14.71%
Liberty Media Corp.-Liberty Braves, Class CA B	74,251	$2,941,825
Lions Gate Entertainment Corp., Class BB	389,826	3,255,047
Madison Square Garden Sports Corp.	16,443	3,092,106

		9,288,978

Total Communication Services		9,288,978

Consumer Discretionary - 14.46%

Household Durables - 4.47%
Mohawk Industries, Inc.B	27,377	2,824,211

Leisure Products - 1.99%
Topgolf Callaway Brands Corp.B	63,200	1,254,520

Specialty Retail - 3.03%
Urban Outfitters, Inc.B	57,727	1,912,496

Textiles, Apparel & Luxury Goods - 4.97%
Carter’s, Inc.	43,200	3,136,320

Total Consumer Discretionary		9,127,547

Consumer Staples - 6.06%

Food Products - 6.06%
Ingredion, Inc.	21,813	2,311,087
TreeHouse Foods, Inc.B	30,050	1,513,919

		3,825,006

Total Consumer Staples		3,825,006

Energy - 1.22%

Oil, Gas & Consumable Fuels - 1.22%
Devon Energy Corp.	15,943	770,685

Financials - 6.98%

Banks - 6.98%
Cadence Bank	128,937	2,532,322
Regions Financial Corp.	105,212	1,874,878

		4,407,200

Total Financials		4,407,200

Health Care - 10.39%

Health Care Equipment & Supplies - 4.59%
Varex Imaging Corp.B	123,074	2,900,854

Pharmaceuticals - 5.80%
Elanco Animal Health, Inc.B	363,882	3,660,653

Total Health Care		6,561,507

Industrials - 9.80%

Aerospace & Defense - 4.85%
BWX Technologies, Inc.	42,842	3,066,202

See accompanying notes

12

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

COMMON STOCKS - 93.18% (continued)

Industrials - 9.80% (continued)

Electrical Equipment - 4.95%
Sensata Technologies Holding PLC	69,438	$3,124,016

Total Industrials		6,190,218

Information Technology - 9.34%

Communications Equipment - 4.31%
Infinera Corp.B C	563,323	2,720,850

Semiconductors & Semiconductor Equipment - 5.03%
Ultra Clean Holdings, Inc.B	82,590	3,176,411

Total Information Technology		5,897,261

Materials - 20.22%

Chemicals - 12.70%
Axalta Coating Systems Ltd.B	92,655	3,040,011
Ecovyst, Inc.B	264,574	3,032,018
Livent Corp.B C	71,000	1,947,530

		8,019,559

Containers & Packaging - 4.32%
Graphic Packaging Holding Co.	113,636	2,730,673

Metals & Mining - 3.20%
Compass Minerals International, Inc.	59,367	2,018,478

Total Materials		12,768,710

Total Common Stocks (Cost $52,041,339)		58,837,112

EXCHANGE-TRADED INSTRUMENTS - 3.56% (Cost $2,151,392)

Exchange-Traded Funds - 3.56%
SPDR S&P MidCap 400 ETF TrustC	4,700	2,250,877

SHORT-TERM INVESTMENTS - 3.03% (Cost $1,912,344)

Investment Companies - 3.03%
American Beacon U.S. Government Money Market Select Fund, 4.97%D E	1,912,344	1,912,344

SECURITIES LENDING COLLATERAL - 3.51% (Cost $2,218,416)

Investment Companies - 3.51%
American Beacon U.S. Government Money Market Select Fund, 4.97%D E	2,218,416	2,218,416

TOTAL INVESTMENTS - 103.28% (Cost $58,323,491)		65,218,749
LIABILITIES, NET OF OTHER ASSETS - (3.28%)		(2,073,976)

TOTAL NET ASSETS - 100.00%		$63,144,773

Percentages are stated as a percent of net assets.

A Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

B Non-income producing security.

C All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at June 30, 2023 (Note 8).

D The Fund is affiliated by having the same investment advisor.

E 7-day yield.

See accompanying notes

13

American Beacon Shapiro SMID Cap Equity FundSM

Schedule of Investments

June 30, 2023

ETF - Exchange-Traded Fund.

PLC - Public Limited Company.

SPDR - Standard & Poor’s Depositary Receipt.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2023, the investments were classified as described below:

Shapiro SMID Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$58,837,112	$-	$-	$58,837,112
Exchange-Traded Instruments	2,250,877	-	-	2,250,877
Short-Term Investments	1,912,344	-	-	1,912,344
Securities Lending Collateral	2,218,416	-	-	2,218,416

Total Investments in Securities - Assets	$65,218,749	$-	$-	$65,218,749

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2023, there were no transfers into or out of Level 3.

See accompanying notes

14

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2023

	Shapiro Equity Opportunities Fund		Shapiro SMID Cap Equity Fund
Assets:
Investments in unaffiliated securities, at fair value§ †		$185,669,290	$61,087,989
Investments in affiliated securities, at fair value‡		6,829,058	4,130,760
Dividends and interest receivable		169,932	92,684
Receivable for investments sold		–	121,197
Receivable for fund shares sold		79,300	131,448
Receivable for tax reclaims		–	3,289
Receivable for expense reimbursement (Note 2)		13,752	32,436
Prepaid expenses		18,219	9,441

Total assets		192,779,551	65,609,244

Liabilities:
Payable for investments purchased		–	103,819
Payable for fund shares redeemed		2,467	18,077
Management and sub-advisory fees payable (Note 2)		107,030	41,271
Service fees payable (Note 2)		707	5,982
Transfer agent fees payable (Note 2)		12,054	6,637
Payable upon return of securities loaned (Note 8)§		–	2,218,416
Custody and fund accounting fees payable		6,844	6,287
Professional fees payable		53,076	51,540
Trustee fees payable (Note 2)		405	161
Payable for prospectus and shareholder reports		8,038	2,252
Other liabilities		2,432	10,029

Total liabilities		193,053	2,464,471

Net assets		$192,586,498	$63,144,773

Analysis of net assets:
Paid-in-capital		$208,192,163	$53,245,112
Total distributable earnings (deficits)A		(15,605,665)	9,899,661

Net assets		$192,586,498	$63,144,773

Shares outstanding at no par value (unlimited shares authorized):
R5 Class		4,790,986	1,990,029

Y Class		10,365,036	1,372,948

Investor Class		146,173	1,617,351

A Class		6,656	211,536

C Class		6,647	75,783

R6 Class		N/A	103,432

Net assets:
R5 Class		$60,402,983	$23,634,955

Y Class		$130,201,209	$16,196,711

Investor Class		$1,818,356	$18,767,020

A Class		$82,228	$2,450,065

C Class		$81,722	$867,865

R6 Class	$	N/A	$1,228,157

Net asset value, offering and redemption price per share:
R5 Class		$12.61	$11.88

Y Class		$12.56	$11.80

Investor Class		$12.44	$11.60

A Class		$12.35	$11.58

A Class (offering price)		$13.10	$12.29

C Class		$12.30	$11.45

R6 Class	$	N/A	$11.87

† Cost of investments in unaffiliated securities		$184,691,211	$54,192,731
‡ Cost of investments in affiliated securities		$6,829,058	$4,130,760
§ Fair value of securities on loan		$1,591,693	$6,030,693

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

15

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2023

	Shapiro Equity Opportunities Fund	Shapiro SMID Cap Equity Fund
Investment income:
Dividend income from unaffiliated securities	$3,359,096	$685,861
Dividend income from affiliated securities (Note 2)	133,832	60,082
Income derived from securities lending (Note 8)	11,383	6,676

Total investment income	3,504,311	752,619

Expenses:
Management and sub-advisory fees (Note 2)	1,388,718	423,298
Transfer agent fees:
R5 Class (Note 2)	3,773	3,369
Y Class (Note 2)	138,033	11,237
Investor Class	1,387	–
A Class	3	–
C Class	3	–
Custody and fund accounting fees	46,446	54,144
Professional fees	105,960	101,332
Registration fees and expenses	88,472	91,506
Service fees (Note 2):
Investor Class	10,584	61,698
A Class	–	1,878
C Class	–	857
Distribution fees (Note 2):
A Class	210	4,680
C Class	838	6,710
Prospectus and shareholder report expenses	29,174	17,422
Trustee fees (Note 2)	18,935	6,912
Loan expense (Note 9)	5,412	3,452
Other expenses	28,896	36,081

Total expenses	1,866,844	824,576

Net fees waived and expenses (reimbursed) (Note 2)	(154,812)	(250,940)

Net expenses	1,712,032	573,636

Net investment income	1,792,279	178,983

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(15,377,422)	3,431,361
Commission recapture (Note 1)	36,720	28,222
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	24,407,474	3,534,703	C

Net gain from investments	9,066,772	6,994,286

Net increase in net assets resulting from operations	$10,859,051	$7,173,269

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

C Change in net unrealized appreciation of investments in unaffiliated securities does not include net unrealized appreciation of investments of $5,252,424 of the Target Fund in connection with the Reorganization (Note 1).

See accompanying notes

16

American Beacon FundsSM

Statements of Changes in Net Assets

	Shapiro Equity Opportunities Fund		Shapiro SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$1,792,279	$2,284,183	$178,983	$280,820
Net realized gain (loss) from investments in unaffiliated securities, and commission recapture	(15,340,702)	21,459,905	3,459,583	1,644,525
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities	24,407,474	(69,117,884)	3,534,703	(4,233,451)

Net increase (decrease) in net assets resulting from operations	10,859,051	(45,373,796)	7,173,269	(2,308,106)

Distributions to shareholders:
Total retained earnings:
R5 Class	(4,417,286)	(4,648,925)	(564,962)	(881,943)
Y Class	(9,551,750)	(12,046,630)	(374,842)	(693,255)
Investor Class	(226,205)	(410,062)	(581,874)	(427,699)
A ClassA	(6,708)	(6,688)	(59,671)	(11,749)
C ClassA	(6,166)	(6,554)	(18,677)	(11,729)
R6 ClassA	–	–	(25,839)	(11,559)

Net distributions to shareholders	(14,208,115)	(17,118,859)	(1,625,865)	(2,037,934)

Capital share transactions (Note 10):
Proceeds from sales of shares	38,174,078	63,305,846	10,716,210	3,080,197
Reinvestment of dividends and distributions	13,748,820	16,869,756	1,619,875	1,522,942
Issued in reorganization	–	–	76,360,869	–
Cost of shares redeemed	(56,951,056)	(81,778,436)	(43,451,177)	(7,957,203)

Net increase (decrease) in net assets from capital share transactions	(5,028,158)	(1,602,834)	45,245,777	(3,354,064)

Net increase (decrease) in net assets	(8,377,222)	(64,095,489)	50,793,181	(7,700,104)

Net assets:
Beginning of year	200,963,720	265,059,209	12,351,592	20,051,696

End of year	$192,586,498	$200,963,720	$63,144,773	$12,351,592

A The A Class, C Class and R6 Class became effective on October 28, 2021 and commenced operations on October 29, 2021.

See accompanying notes

17

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. The American Beacon Shapiro Equity Opportunities Fund is non diversified, and the American Beacon Shapiro SMID Cap Equity Fund is diversified, as defined by the Act. As of June 30, 2023, the Trust consists of twenty-five active series, two of which are presented in this filing: American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-three active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

On July 11, 2023, (i) RIH, RIM and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new RIH equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements. The Board has approved a new management agreement with the Manager and a new investment advisory agreement between the Manager and the sub-advisors that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Funds in the American Beacon Funds Complex that were operational as of July 31, 2023, will be called to consider the new management agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials will be sent to those shareholders regarding the new management agreement and any other matters proposed for shareholder approval. There are no anticipated changes in the services provided by the Manager or sub-advisors or in the fee rates charged by the Manager to the Fund.

Fund Reorganizations

On June 8, 2022, the Board of Trustees (the “Board”) of the American Beacon Funds (the “Trust”) approved a Plan of Reorganization and Termination (the “Reorganization Plan”) that provided for the reorganization of the American Beacon Mid-Cap Value Fund (the “Target Fund”), a series of the Trust, into the American Beacon Shapiro SMID Cap Equity Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganization”).

The Acquiring Fund and Target Fund had identical investment objectives and similar principal investment strategies. The Manager served as each Fund’s investment advisor and administrator. Barrow, Hanley, Mewhinney & Strauss, LLC, Pzena Investment Management, LLC, and WEDGE Capital Management, L.L.P each served as a

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sub-advisor to the Target Fund. Shapiro Capital Management LLC serves as the sole sub-advisor to the Acquiring Fund, and continued to serve as the sole sub-advisor to the Acquiring Fund after the Reorganization.

The Reorganization Plan, which set forth the terms of the Reorganization, provided for the Target Fund to transfer all of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the Target Fund’s net assets, and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities. The Target Fund’s shareholders became shareholders of the Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Target Fund that they held prior to the Reorganization. Shareholders who owned A Class, C Class, Y Class, R6 Class, R5 Class, or Investor Class shares of the Target Fund, received shares of the corresponding class of the Acquiring Fund. As the Acquiring Fund does not offer Advisor Class shares, shareholders of the Target Fund who owned Advisor Class shares of the Target Fund received A Class shares of the Acquiring Fund.

A Special Meeting of Shareholders of the Target Fund was held on October 12, 2022, at which the shareholders approved the Reorganization Plan, which provided for the reorganization of the Target Fund into the Acquiring Fund. On October 28, 2022, pursuant to the Plan, the Target Fund transferred all of its property and assets to the Acquiring Fund in exchange solely for voting shares of the Acquiring Fund and the assumption all of the Target Fund’s liabilities. The Target Fund’s shareholders received a pro rata portion of the Acquiring Fund’s shares on a class-by class basis in exchange for their shares therein and in complete liquidation and termination of the Target Fund. No sales loads, commissions or other transactional fees were imposed on shareholders in connection with the exchange of their shares. Class shares outstanding, net assets applicable to each class and NAV per share outstanding immediately before the Reorganization were as follows:

Target Fund Class Prior to Reorganization	Target Fund Shares Outstanding Prior to Reorganization	Target Fund Net Assets Prior to Reorganization	Target Fund NAV Per Share Prior to Reorganization	Acquiring Fund Class Prior to Reorganization	Acquiring Fund Shares Outstanding Prior to Reorganization	Acquiring Fund Net Assets Prior to Reorganization	Acquiring Fund NAV Per Share Prior to Reorganization	Exchange Ratio[1]
R5	2,104,299	$24,951,727	$11.86	R5	818,301	$9,080,566	$11.10	1.0685
Y	1,712,239	20,003,917	11.68	Y	220,871	2,435,913	11.03	1.0593
Investor	2,152,857	26,190,156	12.17	Investor	396,811	4,311,997	10.87	1.1195
Advisor	37,231	429,181	11.53	A	–	–	–	1.0623
A	210,238	2,412,373	11.47	A	7,493	81,308	10.85	1.0575
C	103,586	1,124,519	10.86	C	7,491	80,677	10.77	1.0079
R6	105,011	1,248,995	11.89	R6	7,374	81,798	11.09	1.0722

[1]	Calculated by dividing the NAV per share of the Target Fund by the NAV per share of the Acquiring Fund on Reorganization date.

The Reorganization was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes. As such, the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains to shareholders of record on July 25, 2022. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes. For accounting and performance reporting purposes, the Acquiring Fund is the survivor. As such, the accounting and performance history of the Target Fund prior to the reorganization became the financial and performance history of the Acquiring Fund and is reflected in the Acquiring Fund’s financial statements and financial highlights.

Class shares outstanding, net assets applicable to each class and NAV per share outstanding immediately after the Reorganization were as follows:

Acquiring Fund Class – After Reorganization	Shares Outstanding	Net Assets	NAV Per Share
R5	3,066,898	$34,033,028	$11.10
Y	2,034,690	22,439,973	11.03
Investor	2,807,337	30,506,220	10.87
A	269,361	2,922,861	10.85
C	111,899	1,205,194	10.77
R6	119,948	1,330,788	11.09

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The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Fund immediately before the date of Reorganization, were as follows:

Target Fund – Prior to Reorganization
Cost of investments	$66,044,871
Fair value of investments	71,297,295
Net unrealized appreciation of investments	5,252,424

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with the amount distributable to shareholders for tax purposes.

Assuming the Reorganization had been completed on July 1, 2022, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period would have been as follows:

Acquiring Fund – Pro Forma Results from Operations
Net investment income	$1,795,578
Net realized and unrealized gains	40,652,781
Change in net assets resulting in operations	42,448,359

Because the combined investment portfolios for the Reorganization have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations for the Acquiring Fund since the Reorganization was consummated.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds’ financial statements.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

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Class	Eligible Investors	Minimum Initial Investments
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

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Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If the Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain (loss) in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreement with Shapiro Capital Management LLC (“Shapiro”), an affiliate of the Manager pursuant to which each Fund has agreed to pay Shapiro an annualized sub-advisory fee that is calculated and accrued daily based on each Funds’ average daily net assets according to the following schedule:

Shapiro Equity Opportunities Fund

First $250 million	0.35%
Next $250 million	0.30%
Over $500 million	0.25%

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Shapiro SMID Cap Equity Fund

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the year ended June 30, 2023 were as follows:

Shapiro Equity Opportunities Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$694,990
Sub-Advisory Fees	0.35%	693,728

Total	0.70%	$1,388,718

Shapiro SMID Cap Equity Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$195,420
Sub-Advisory Fees	0.40%	227,878

Total	0.75%	$423,298

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee of 10% of such loan fees. Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. These fees are included in “Income derived from securities lending” and “Management and sub-advisory fees” on the Statements of Operations. During the year ended June 30, 2023, the Manager received securities lending fees of $1,290 and $817 for the securities lending activities of Shapiro Equity Opportunities Fund and Shapiro SMID Cap Equity Fund, respectively.

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Classes, and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to

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June 30, 2023

customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Shapiro Equity Opportunities	$133,718
Shapiro SMID Cap Equity	14,606

As of June 30, 2023, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Shapiro Equity Opportunities	$10,304
Shapiro SMID Cap Equity	1,657

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a June 30, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2023 Shares/Fair Value
U.S. Government Money Market Select	Direct	Shapiro Equity Opportunities	$6,829,058	$-	$-	$133,832	$6,829,058
U.S. Government Money Market Select	Direct	Shapiro SMID Cap Equity	1,912,344	-	-	60,082	1,912,344
U.S. Government Money Market Select	Securities Lending	Shapiro SMID Cap Equity	2,218,416	-	-	N/A	2,218,416

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2023, the Manager earned fees on the Funds’ direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Shapiro Equity Opportunities	$4,006	$49	$4,055
Shapiro SMID Cap Equity	1,392	409	1,801

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may

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June 30, 2023

participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2023, the Shapiro Equity Opportunities Fund borrowed on average $2,383,206 for 12 days at an average interest rate of 4.68% with interest charges of $3,539 and the Shapiro SMID Cap Equity Fund borrowed on average $1,004,751 for 10 days at an average interest rate of 5.18% with interest charges of $1,436. These amounts are recorded as “Other expenses” in the Statements of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through October 31, 2023, for the Shapiro Equity Opportunities Fund, and through the later of October 31, 2024 or two years following the closing date of the reorganization of the American Beacon Mid-Cap Value Fund into the Fund, for the Shapiro SMID Cap Equity Fund, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended June 30, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	7/1/2022 - 10/31/2022	11/1/2022 - 06/30/2023	Reimbursed Expenses	(Recouped) Expenses		Expiration of Reimbursed Expenses
Shapiro Equity Opportunities	R5	0.79%	0.79%	$46,933	$–		2025 - 2026
Shapiro Equity Opportunities	Y	0.89%	0.89%	101,434	–		2025 - 2026
Shapiro Equity Opportunities	Investor	1.06%	1.06%	6,431	–		2025 - 2026
Shapiro Equity Opportunities	A	1.12%	1.12%	7	(9	)*	2025 - 2026
Shapiro Equity Opportunities	C	1.87%	1.87%	7	(9	)*	2025 - 2026
Shapiro SMID Cap Equity	R5	0.89%	0.89%	95,546	(8,506	)*	2025 - 2026
Shapiro SMID Cap Equity	Y	0.96%	0.96%	53,877	–		2025 - 2026
Shapiro SMID Cap Equity	Investor	1.17%	1.17%	87,607	–		2025 - 2026
Shapiro SMID Cap Equity	A	1.26%	1.26%	7,481	(113	)*	2025 - 2026
Shapiro SMID Cap Equity	C	2.01%	2.01%	2,874	(49)		2025 - 2026
Shapiro SMID Cap Equity	R6	0.90%	0.90%	3,604	–		2025 - 2026

*	These amounts represents Recouped Expenses from prior fiscal years and are reflected in Total Expenses on the Statements of Operations

Of the above amounts, $13,752 and $32,436 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at June 30, 2023 for the Shapiro Equity Opportunities Fund and Shapiro SMID Cap Equity Fund, respectively.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025 and 2026. The Funds did not record a liability for potential reimbursements due to the

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current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Shapiro Equity Opportunities	$-	$-	$158,760	2022 - 2023
Shapiro Equity Opportunities	-	93,703	-	2023 - 2024
Shapiro Equity Opportunities	18	103,065	-	2024 - 2025
Shapiro SMID Cap Equity	8,506	-	136,496	2022 - 2023
Shapiro SMID Cap Equity	-	163,331	-	2023 - 2024
Shapiro SMID Cap Equity	113	178,329	-	2024 - 2025

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2023, based on management’s evaluation of the shareholder account base, three accounts have been identified as representing an unaffiliated significant ownership of approximately 35% for the Shapiro Equity Opportunities Fund and one shareholder has been identified as representing an affiliated significant ownership of approximately 9% for the Shapiro SMID Cap Equity Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of Class A sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended June 30, 2023, RID collected $260 for Shapiro SMID Cap Equity Fund from the sale of A Class Shares. There were no Class A sales charges collected for Shapiro Equity Opportunity Fund.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the year ended June 30, 2023, there were no CDSC fees collected for the Class A Shares of the Shapiro Equity Opportunities Fund or the Shapiro SMID Cap Equity Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the year ended June 30, 2023, there were no CDSC fees collected for the Class C Shares of the Shapiro Equity Opportunities Fund or the Shapiro SMID Cap Equity Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as

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Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does

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not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all of the Funds’ portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for the Funds.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent

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these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Dividend Risk

A Fund’s focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company’s track record of paying dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels or increase over time. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying

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stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Equity Investments Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Focused Holdings Risk

Because the Funds may have a focused portfolio of fewer companies, the increase or decrease of the value of a single investment may have a greater impact on the Funds’ NAV and total return when compared to other diversified funds. Although a focused portfolio has the potential to generate attractive returns over time, it also may increase the Funds’ volatility.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

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Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Non-Diversification Risk

When a Fund is non-diversified, it may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The transmission of various variants of COVID-19, and efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions and closed borders, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy.

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June 30, 2023

Any resurgence of COVID-19 or a variant could negatively impact the Funds and adversely impact the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve began to raise interest rates as part of its efforts to address rising inflation. It is difficult to accurately predict the pace at which the Federal Reserve will continue to increase interest rates, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve to change its approach in the future and the Federal Reserve’s actions may result in an economic slowdown. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market.

Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; economic stimulus by the Japanese central bank; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets and the prices of various commodities.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions in to seek income. Borrowers of a Fund’s securities provide collateral either in the form of cash, which a Fund reinvests in securities or in the form of non-cash collateral consisting of securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to cover its payment to the borrower of a pre-negotiated fee or “rebate” for the use of that cash collateral in connection with the loan. A Fund could also lose money due to a decline in the value of non-cash collateral. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions or could result in increased costs. Moreover, if the borrower becomes subject to insolvency or similar proceedings, a Fund could incur delays in its ability to enforce its rights in its collateral. There also is a risk that a borrower may default on its obligation to return loaned securities at a time when the value of a Fund’s collateral is inadequate. Although a Fund’s securities lending agent may indemnify a Fund against that risk, it is also possible that the securities lending agent will be unable to satisfy its indemnification obligations. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, whether or not due to a default by the borrower, the payment in lieu of the dividend that a Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income.”

Securities Selection Risk

Securities selected by the sub-advisor or the Manager for the Funds may not perform to expectations. The portfolio managers’ judgments about the attractiveness, value and anticipated price movements of a particular

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June 30, 2023

asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. The value of an individual security can be more or less volatile than the market as a whole or a relative value approach may fail to produce the intended results. The portfolio managers’ assessment of relative value may be wrong or even if the assessment of relative value is correct, it may take a long period of time before the price and intrinsic value converge. It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected by a sub-advisor. This could result in the Funds’ underperformance compared to other funds with similar investment objectives.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2023.

Shapiro SMID Cap Equity Fund

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,218,416	$-	$-	$-	$2,218,416

Total Borrowings	$2,218,416	$-	$-	$-	$2,218,416

Gross amount of recognized liabilities for securities lending transactions					$2,218,416

6.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

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The tax character of distributions paid were as follows:

	Shapiro Equity Opportunities Fund		Shapiro SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Distributions paid from:
Ordinary income*
R5 Class	$1,173,992	$2,051,955	$262,294	$441,730
Y Class	2,482,473	5,253,940	174,028	347,224
Investor Class	54,883	168,762	270,146	214,218
A Class**	1,783	2,921	27,432	5,885
C Class**	1,247	2,787	7,881	5,865
R6 Class**	–	–	11,996	5,789
Long-term capital gains
R5 Class	3,243,294	2,596,970	302,668	440,213
Y Class	7,069,277	6,792,690	200,814	346,031
Investor Class	171,322	241,300	311,728	213,481
A Class**	4,925	3,767	32,239	5,864
C Class**	4,919	3,767	10,796	5,864
R6 Class**	–	–	13,843	5,770

Total distributions paid	$14,208,115	$17,118,859	$1,625,865	$2,037,934

*	For tax purposes, short-term capital gains are considered ordinary income distributions.
**	Class launched on October 28, 2021 and commenced operations on October 29, 2021.

As of June 30, 2023, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Shapiro Equity Opportunities	$195,105,586	$14,420,947	$(17,028,185)	$(2,607,238)
Shapiro SMID Cap Equity	58,662,442	8,664,780	(2,108,473)	6,556,307

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Shapiro Equity Opportunities	$(2,607,238)	$1,790,958	$–	$(14,787,565)	$(1,820)	$(15,605,665)
Shapiro SMID Cap Equity	6,556,307	2,962,169	383,292	–	(2,107)	9,899,661

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, unused capital losses and organizational expenses.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from target wash sale adjustments as of June 30, 2023:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Shapiro Equity Opportunities	$-	$-
Shapiro SMID Cap Equities	130,401	(130,401)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

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June 30, 2023

As of June 30, 2023, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Shapiro Equity Opportunities	$ 2,475,176	$12,312,389
Shapiro SMID Cap Equity	–	–

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Sales (non-U.S. Government Securities)
Shapiro Equity Opportunities	$63,962,077	$85,670,723
Shapiro SMID Cap Equity	20,039,698	49,182,938

A summary of the Funds’ transactions in the USG Select Fund for the year ended June 30, 2023 were as follows:

Fund	Type of Transaction	June 30, 2022 Shares/Fair Value	Purchases	Sales	June 30, 2023 Shares/Fair Value
Shapiro Equity Opportunities	Direct	$3,539,421	$68,283,559	$64,993,922	$6,829,058
Shapiro Equity Opportunities	Securities Lending	-	1,161,718	1,161,718	-
Shapiro SMID Cap Equity	Direct	111,312	33,976,067	32,175,035	1,912,344
Shapiro SMID Cap Equity	Securities Lending	-	14,418,246	12,199,830	2,218,416

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Funds’ Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities,

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2023, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Fair Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Shapiro Equity Opportunities	$1,591,693	$-	$1,565,329	$1,565,329
Shapiro SMID Cap Equity	6,030,693	2,218,416	3,811,481	6,029,897

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2023, the Funds did not utilize these facilities.

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	38,399	$468,653	55,912	$896,677
Reinvestment of dividends	377,223	4,417,285	302,271	4,648,925
Shares redeemed	(27,131)	(336,695)	(215,446)	(2,903,919)

Net increase in shares outstanding	388,491	$4,549,243	142,737	$2,641,683

	Y Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	2,923,320	$37,589,534	3,791,295	$59,208,468
Reinvestment of dividends	780,234	9,105,330	769,070	11,797,527
Shares redeemed	(4,278,790)	(54,949,364)	(4,062,635)	(61,275,877)

Net increase (decrease) in shares outstanding	(575,236)	$(8,254,500)	497,730	$9,730,118

	Investor Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	9,044	$115,891	187,145	$3,000,701
Reinvestment of dividends	19,551	226,205	26,942	410,062
Shares redeemed	(135,696)	(1,664,997)	(1,110,006)	(17,598,640)

Net (decrease) in shares outstanding	(107,101)	$(1,322,901)	(895,919)	$(14,187,877)

	A Class
	Year Ended June 30, 2023		October 28,2021A to June 30, 2022
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	6,215	$100,000	B
Reinvestment of dividends	-	-	441	6,688
Shares redeemed	-	-	-	-

Net increase in shares outstanding	-	$-	6,656	$106,688

	C Class
	Year Ended June 30, 2023		October 28,2021A to June 30, 2022
Shapiro Equity Opportunities Fund	Shares	Amount	Shares	Amount
Shares sold	-	$-	6,215	$100,000	B
Reinvestment of dividends	-	-	432	6,554
Shares redeemed	-	-	-	-

Net increase in shares outstanding	-	$-	6,647	$106,554

	R5 Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	532,452	$5,887,471	21,094	$278,974
Reinvestment of dividends	52,237	564,680	36,389	436,306
Issued in Reorganization	2,248,531	24,951,727	-	-
Shares redeemed	(1,434,593)	(16,355,091)	(29,379)	(387,190)

Net increase in shares outstanding	1,398,627	$15,048,787	28,104	$328,090

37

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

	Y Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	192,399	$2,217,808	18,639	$249,802
Reinvestment of dividends	34,450	369,993	56,720	676,099
Issued in Reorganization	1,813,806	20,003,917	-	-
Shares redeemed	(880,657)	(9,827,911)	(504,594)	(6,212,546)

Net increase (decrease) in shares outstanding	1,159,998	$12,763,807	(429,235)	$(5,286,645)

	Investor Class
	Year Ended June 30, 2023		Year Ended June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	191,492	$2,150,643	183,697	$2,251,421
Reinvestment of dividends	54,992	581,820	34,880	410,537
Issued in Reorganization	2,410,152	26,190,156	-	-
Shares redeemed	(1,414,853)	(15,467,732)	(109,023)	(1,357,467)

Net increase in shares outstanding	1,241,783	$13,454,887	109,554	$1,304,491

	A Class
	Year Ended June 30, 2023		October 28,2021A to June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	23,038	$258,854	7,491	$100,000	C
Reinvestment of dividends	5,605	59,189	-	-
Issued in Reorganization	261,868	2,841,555	-	-
Shares redeemed	(86,466)	(965,149)	-	-

Net increase in shares outstanding	204,045	$2,194,449	7,491	$100,000

	C Class
	Year Ended June 30, 2023		October 28,2021A to June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	685	7,560	7,491	$100,000	C
Reinvestment of dividends	1,750	18,354	-	-
Issued in Reorganization	104,408	$1,124,519	-	-
Shares redeemed	(38,551)	(426,829)	-	-

Net increase in shares outstanding	68,292	$723,604	7,491	$100,000

	R6 Class
	Year Ended June 30, 2023		October 28,2021A to June 30, 2022
Shapiro SMID Cap Equity Fund	Shares	Amount	Shares	Amount
Shares sold	16,993	$193,874	7,369	$100,000	C
Reinvestment of dividends	2,390	25,839	-	-
Issued in Reorganization	112,576	1,248,995	-	-
Shares redeemed	(35,896)	(408,465)	-	-

Net increase in shares outstanding	96,063	$1,060,243	7,369	$100,000

A Class launched on October 28, 2021 and commenced operations on October 29, 2021.

B Seed capital was received on October 28, 2021 in the amount of $100,000 for the A Class and $100,000 for the C Class. As a result, shares were issued in the amount of 6,215 for the A Class and 6,251 for the C Class.

C Seed capital was received on October 28, 2021 in the amount of $100,000 for the A Class, $100,000 for the C Class, $100,000 for the R6 Class. As a result, shares were issued in the amount of 7,491 for the A Class, 7,491 for the C Class, and 7,369 for the R6 Class.

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

38

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$12.90	$16.77	$9.44	$11.28	$11.29

Income (loss) from investment operations:
Net investment income	0.12	0.16	0.12	0.14	0.11
Net gains (losses) on investments (both realized and unrealized)	0.60	(2.95)	7.49	(1.36)	0.16

Total income (loss) from investment operations	0.72	(2.79)	7.61	(1.22)	0.27

Less distributions:
Dividends from net investment income	(0.08)	(0.16)	(0.05)	(0.11)	(0.07)
Distributions from net realized gains	(0.93)	(0.92)	(0.23)	(0.51)	(0.21)

Total distributions	(1.01)	(1.08)	(0.28)	(0.62)	(0.28)

Net asset value, end of period	$12.61	$12.90	$16.77	$9.44	$11.28

Total returnB	6.16%	(17.65)%	81.43%	(11.84)%	2.97%

Ratios and supplemental data:
Net assets, end of period	$60,402,983	$56,812,654	$71,421,117	$40,207,550	$52,917,588
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.87%	0.83%	0.86%	0.97%	0.98%
Expenses, net of reimbursements and/or recoupments	0.79%	0.79%	0.79%	0.79%	0.79%
Net investment income, before expense reimbursements and/or recoupments	0.88%	0.96%	0.82%	1.11%	0.80%
Net investment income, net of reimbursements and/or recoupments	0.96%	1.00%	0.89%	1.29%	0.99%
Portfolio turnover rate	33%	47%	31%	59%	54%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

39

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$12.87	$16.72	$9.43	$11.28	$11.30

Income (loss) from investment operations:
Net investment income	0.12	0.14	0.06	0.12	0.10
Net gains (losses) on investments (both realized and unrealized)	0.57	(2.92)	7.51	(1.35)	0.16

Total income (loss) from investment operations	0.69	(2.78)	7.57	(1.23)	0.26

Less distributions:
Dividends from net investment income	(0.07)	(0.15)	(0.05)	(0.11)	(0.07)
Distributions from net realized gains	(0.93)	(0.92)	(0.23)	(0.51)	(0.21)

Total distributions	(1.00)	(1.07)	(0.28)	(0.62)	(0.28)

Net asset value, end of period	$12.56	$12.87	$16.72	$9.43	$11.28

Total returnA	5.95%	(17.63)%	81.09%	(11.92)%	2.88%

Ratios and supplemental data:
Net assets, end of period	$130,201,209	$140,753,789	$174,605,529	$30,239,629	$35,505,884
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	0.97%	0.93%	0.95%	1.09%	1.06%
Expenses, net of reimbursements and/or recoupments	0.89%	0.89%	0.89%	0.89%	0.89%
Net investment income, before expense reimbursements and/or recoupments	0.80%	0.85%	0.77%	0.99%	0.77%
Net investment income, net of reimbursements and/or recoupments	0.88%	0.89%	0.83%	1.19%	0.94%
Portfolio turnover rate	33%	47%	31%	59%	54%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

40

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$12.75	$16.56	$9.35	$11.20	$11.25

Income (loss) from investment operations:
Net investment income	0.21	0.21	0.08	0.08	0.07
Net gains (losses) on investments (both realized and unrealized)	0.46	(2.99)	7.41	(1.34)	0.16

Total income (loss) from investment operations	0.67	(2.78)	7.49	(1.26)	0.23

Less distributions:
Dividends from net investment income	(0.05)	(0.11)	(0.05)	(0.08)	(0.07)
Distributions from net realized gains	(0.93)	(0.92)	(0.23)	(0.51)	(0.21)

Total distributions	(0.98)	(1.03)	(0.28)	(0.59)	(0.28)

Net asset value, end of period	$12.44	$12.75	$16.56	$9.35	$11.20

Total returnA	5.81%	(17.80)%	80.85%	(12.20)%	2.62%

Ratios and supplemental data:
Net assets, end of period	$1,818,356	$3,228,564	$19,032,563	$320,828	$736,220
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.29%	1.21%	1.26%	2.20%	2.57%
Expenses, net of reimbursements and/or recoupments	1.06%	1.06%	1.06%	1.17%	1.17%
Net investment income (loss), before expense reimbursements and/or recoupments	0.49%	0.51%	0.57%	(0.11)%	(0.74)%
Net investment income, net of reimbursements and/or recoupments	0.72%	0.66%	0.77%	0.92%	0.66%
Portfolio turnover rate	33%	47%	31%	59%	54%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

41

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30, 2023	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$12.71	$16.09

Income (loss) from investment operations:
Net investment income	0.08	0.08
Net gains (losses) on investments (both realized and unrealized)	0.57	(2.39)

Total income (loss) from investment operations	0.65	(2.31)

Less distributions:
Dividends from net investment income	(0.08)	(0.15)
Distributions from net realized gains	(0.93)	(0.92)

Total distributions	(1.01)	(1.07)

Net asset value, end of period	$12.35	$12.71

Total returnB	5.69%	(15.40	)%C

Ratios and supplemental data:
Net assets, end of period	$82,228	$84,569
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.13%	3.36	%D
Expenses, net of reimbursements and/or recoupments	1.12%	1.12	%D
Net investment income (loss), before expense reimbursements and/or recoupments	0.63%	(1.53	)%D
Net investment income, net of reimbursements and/or recoupments	0.64%	0.71	%D
Portfolio turnover rate	33%	47%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

42

American Beacon Shapiro Equity Opportunities FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30, 2023	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$12.66	$16.09

Income (loss) from investment operations:
Net investment (loss)	(0.01)	(0.00	)B C
Net gains (losses) on investments (both realized and unrealized)	0.58	(2.38)

Total income (loss) from investment operations	0.57	(2.38)

Less distributions:
Dividends from net investment income	–	(0.13)
Distributions from net realized gains	(0.93)	(0.92)

Total distributions	(0.93)	(1.05)

Net asset value, end of period	$12.30	$12.66

Total returnD	5.01%	(15.85	)%E

Ratios and supplemental data:
Net assets, end of period	$81,722	$84,144
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.88%	4.11	%F
Expenses, net of reimbursements and/or recoupments	1.87%	1.87	%F
Net investment (loss), before expense reimbursements and/or recoupments	(0.12)%	(2.28	)%F
Net investment (loss), net of reimbursements	(0.11)%	(0.04	)%F
Portfolio turnover rate	33%	47%

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.

See accompanying notes

43

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,
	2023	2022		2021		2020	2019

Net asset value, beginning of period	$10.35	$13.69		$7.62		$9.72	$11.39

Income (loss) from investment operations:
Net investment income	0.02	0.21	B	0.07	C	0.04	0.05
Net gains (losses) on investments (both realized and unrealized)	1.73	(1.98)		6.13		(1.46)	(0.97)

Total income (loss) from investment operations	1.75	(1.77)		6.20		(1.42)	(0.92)

Less distributions:
Dividends from net investment income	(0.02)	(0.26)		(0.00	)D	(0.05)	(0.04)
Distributions from net realized gains	(0.20)	(1.31)		(0.13)		(0.63)	(0.71)

Total distributions	(0.22)	(1.57)		(0.13)		(0.68)	(0.75)

Net asset value, end of period	$11.88	$10.35		$13.69		$7.62	$9.72

Total returnE	17.17%	(14.51)%		81.91%		(16.09)%	(6.67)%

Ratios and supplemental data:
Net assets, end of period	$23,634,955	$6,121,930		$7,711,085		$4,276,389	$5,293,291
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.36%	1.92%		2.24%		3.22%	2.84%
Expenses, net of reimbursements and/or recoupments	0.89%	0.89%		0.89%		0.90%	0.89%
Net investment income (loss), before expense reimbursements and/or recoupments	0.01%	0.63	%B	(0.71	)%C	(1.84)%	(1.47)%
Net investment income, net of reimbursements and/or recoupments	0.48%	1.66	%B	0.64	%C	0.48%	0.48%
Portfolio turnover rate	36%	34%		64%		48%	56%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.1767.
C	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0223.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

44

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,
	2023		2022		2021		2020	2019

Net asset value, beginning of period	$10.29		$13.63		$7.60		$9.71	$11.39

Income (loss) from investment operations:
Net investment income	0.05	C	0.29	A	0.04	B C	0.05	0.04
Net gains (losses) on investments (both realized and unrealized)	1.68		(2.06)		6.12		(1.48)	(0.97)

Total income (loss) from investment operations	1.73		(1.77)		6.16		(1.43)	(0.93)

Less distributions:
Dividends from net investment income	(0.02)		(0.26)		(0.00	)D	(0.05)	(0.04)
Distributions from net realized gains	(0.20)		(1.31)		(0.13)		(0.63)	(0.71)

Total distributions	(0.22)		(1.57)		(0.13)		(0.68)	(0.75)

Net asset value, end of period	$11.80		$10.29		$13.63		$7.60	$9.71

Total return	17.08%		(14.57	)%E	81.60%		(16.21)%	(6.76)%

Ratios and supplemental data:
Net assets, end of period	$16,196,711		$2,191,298		$8,753,769		$104,553	$398,161
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.40%		2.00%		2.21%		3.33%	2.87%
Expenses, net of reimbursements and/or recoupments	0.96%		0.97	%F	0.99%		1.00%	0.99%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.03)%		1.16	%A	(0.94	)%B	(1.91)%	(1.47)%
Net investment income, net of reimbursements and/or recoupments	0.41%		2.19	%A	0.28	%B	0.42%	0.41%
Portfolio turnover rate	36%		34%		64%		48%	56%

A	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.2671.
B	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0412.
C	Per share amounts have been calculated using the average shares method.
D	Amount is less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on October 31, 2021.

See accompanying notes

45

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,
	2023	2022		2021		2020	2019

Net asset value, beginning of period	$10.15	$13.48		$7.53		$9.65	$11.36

Income (loss) from investment operations:
Net investment income	0.05	0.20	A	0.05	B	0.01	0.04
Net gains (losses) on investments (both realized and unrealized)	1.62	(1.96)		6.03		(1.45)	(1.00)

Total income (loss) from investment operations	1.67	(1.76)		6.08		(1.44)	(0.96)

Less distributions:
Dividends from net investment income	(0.02)	(0.26)		(0.00	)C	(0.05)	(0.04)
Distributions from net realized gains	(0.20)	(1.31)		(0.13)		(0.63)	(0.71)

Total distributions	(0.22)	(1.57)		(0.13)		(0.68)	(0.75)

Net asset value, end of period	$11.60	$10.15		$13.48		$7.53	$9.65

Total returnD	16.72%	(14.67)%		81.29%		(16.43)%	(7.06)%

Ratios and supplemental data:
Net assets, end of period	$18,767,020	$3,810,635		$3,586,842		$913,709	$1,119,472
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.62%	2.31%		2.59%		3.86%	3.87%
Expenses, net of reimbursements and/or recoupments	1.17%	1.17%		1.20%		1.28%	1.27%
Net investment income (loss), before expense reimbursements and/or recoupments	(0.31)%	0.11	%A	(1.14	)%B	(2.49)%	(2.44)%
Net investment income, net of reimbursements and/or recoupments	0.14%	1.25	%A	0.25	%B	0.09%	0.16%
Portfolio turnover rate	36%	34%		64%		48%	56%

A	Net investment income includes significant dividend payments from Cadence Bank and Ecovyst, Inc. amounting to $0.1558.
B	Net investment income includes a significant dividend payment from PQ Group Holdings, Inc. amounting to $0.0339.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

46

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30, 2023	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$10.13	$13.35

Income (loss) from investment operations:
Net investment income (loss)	0.25	(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	1.42	(1.65)

Total income (loss) from investment operations	1.67	(1.65)

Less distributions:
Dividends from net investment income	(0.02)	(0.26)
Distributions from net realized gains	(0.20)	(1.31)

Total distributions	(0.22)	(1.57)

Net asset value, end of period	$11.58	$10.13

Total returnC	16.73%	(14.00	)%D

Ratios and supplemental data:
Net assets, end of period	$2,450,065	$75,917
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.66%	4.75	%E
Expenses, net of reimbursements and/or recoupments	1.26%	1.26	%E
Net investment (loss), before expense reimbursements and/or recoupments	(0.32)%	(3.53	)%E
Net investment income (loss), net of reimbursements and/or recoupments	0.08%	(0.04	)%E
Portfolio turnover rate	36%	34%

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

47

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30, 2023		October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$10.08		$13.35

Income (loss) from investment operations:
Net investment (loss)	(0.07	)B	(0.06)
Net gains (losses) on investments (both realized and unrealized)	1.65		(1.64)

Total income (loss) from investment operations	1.58		(1.70)

Less distributions:
Dividends from net investment income	(0.01)		(0.26)
Distributions from net realized gains	(0.20)		(1.31)

Total distributions	(0.21)		(1.57)

Net asset value, end of period	$11.45		$10.08

Total returnC	15.85%		(14.43	)%D

Ratios and supplemental data:
Net assets, end of period	$867,865		$75,541
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.43%		5.51	%E
Expenses, net of reimbursements and/or recoupments	2.01%		2.01	%E
Net investment (loss), before expense reimbursements and/or recoupments	(1.08)%		(4.29	)%E
Net investment (loss), net of reimbursements	(0.66)%		(0.79	)%E
Portfolio turnover rate	36%		34%

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.

See accompanying notes

48

American Beacon Shapiro SMID Cap Equity FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended June 30, 2023	October 29, 2021A to June 30, 2022

Net asset value, beginning of period	$10.35	$13.57

Income from investment operations:
Net investment income	0.25	0.03
Net gains (losses) on investments (both realized and unrealized)	1.49	(1.68)

Total income (loss) from investment operations	1.74	(1.65)

Less distributions:
Dividends from net investment income	(0.02)	(0.26)
Distributions from net realized gains	(0.20)	(1.31)

Total distributions	(0.22)	(1.57)

Net asset value, end of period	$11.87	$10.35

Total returnB	17.08%	(13.75	)%C

Ratios and supplemental data:
Net assets, end of period	$1,228,157	$76,271
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.30%	4.49	%D
Expenses, net of reimbursements and/or recoupments	0.90%	0.90	%D
Net investment income (loss), before expense reimbursements and/or recoupments	0.05%	(3.27	)%D
Net investment income, net of reimbursements and/or recoupments	0.45%	0.32	%D
Portfolio turnover rate	36%	34%

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

49

American Beacon FundsSM

Federal Tax Information

June 30, 2023 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2023. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Shapiro Equity Opportunities	100.00%
Shapiro SMID Cap Equity	52.44%

Qualified Dividend Income:

Shapiro Equity Opportunities	100.00%
Shapiro SMID Cap Equity	53.90%

Long-Term Capital Gain Distributions:

Shapiro Equity Opportunities	$10,493,737
Shapiro SMID Cap Equity	$872,088

Short-Term Capital Gain Distributions:

Shapiro Equity Opportunities	$2,661,779
Shapiro SMID Cap Equity	$589,580

Shareholders will receive notification in January 2024 of the applicable tax information necessary to prepare their 2023 income tax returns.

50

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Shapiro Equity Opportunities Fund (“Equity Opportunities Fund”) and the American Beacon Shapiro SMID Cap Equity Fund (“SMID Cap Fund”) (each, a “Fund” and collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, Shapiro Capital Management, LLC (the “sub-advisor”), and the Trust, on behalf of the Funds. The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or the sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

51

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for the Funds; (3) the profits, if any, earned by the Manager and the sub-advisor, an affiliate of the Manager, in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the representations made by the sub-advisor regarding the sub-advisor’s level of staffing; the sub-advisor’s assets under management; the financial stability of the sub-advisor; and its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Funds.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index(es), as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund due to the Fund’s unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of each Fund relative to the performance of each Fund’s current and previous benchmark index and a composite of comparable investment accounts managed by the sub-advisor. In addition, the Board considered the Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual level, with the Manager earning a profit before and after the payment of distribution-related expenses with respect to the Equity Opportunities Fund, and sustaining a loss before and after the payment of distribution-related expenses by the Manager with respect to the SMID Cap Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the

52

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for administering and overseeing the securities lending program on behalf of the Funds. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by the sub-advisor that the sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts with respect to each Fund. The Board also considered the extent to which the sub-advisor, which is an affiliate of the Manager, earned a profit with respect to the services provided to each Fund.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager and the sub-advisor were reasonable in light of the services performed by the Manager and the sub-advisor, respectively. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the sub-advisory fee rates. In this connection, the Board received information reflecting that the current assets of each Fund did not exceed the threshold necessary to reach the first sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that each Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the Manager’s and sub-advisors’ responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Funds. For example, the Board considered that the Manager may invest the Funds’ cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Similarly, the Board considered that the sub-advisor benefits from soft dollar arrangements for third-party research. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Funds appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

53

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for each Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2022. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

Additional Considerations and Conclusions with Respect to the American Beacon Shapiro Equity Opportunities Fund

In considering the renewal of the Agreements for the Equity Opportunities Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2	nd Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2	nd Quintile
Compared to Morningstar Category	3	rd Quintile

The Board also considered: (1) that the sub-advisor is an affiliate of the Manager; (2) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the Fund; and (3) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreement are fair and reasonable; and (2) determined that the Equity Opportunities Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Equity Opportunities Fund.

54

Disclosure Regarding Approvals of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Shapiro SMID Cap Equity Fund

In considering the renewal of the Agreements for the SMID Cap Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1	st Quintile
Compared to Broadridge Expense Universe	3	rd Quintile
Morningstar Fee Level Ranking	3	rd Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) that the sub-advisor is an affiliate of the Manager; (2) the Fund acquired the assets of another American Beacon Fund on October 28, 2022; (3) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the SMID Cap Fund; and (4) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SMID Cap Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the SMID Cap Fund.

55

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (53)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (61)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

56

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (62)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021);Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (61)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (60)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

57

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (48)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd.; (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

58

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (64)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (54)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

59

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (62)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer(2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present) Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (59)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (60)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

60

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (66)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (53)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

61

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (48)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (56)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (38)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

62

American Beacon FundsSM

Privacy Policy

June 30, 2023 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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64

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund are service marks of American Beacon Advisors, Inc.

AR 06/23

American Beacon® FUNDS

2023 ANNUAL REPORT

June 30, 2023

SSI ALTERNATIVE INCOME FUND

TWENTYFOUR STRATEGIC INCOME FUND

TWENTYFOUR SUSTAINABLE SHORT TERM BOND FUND

SSI_TwentyFour 0623

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

SSI ALTERNATIVE INCOME FUND

The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Investments in high-yield securities (commonly referred to as “junk bonds”), including restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in small- and medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TWENTYFOUR STRATEGIC INCOME FUND

The use of fixed-income securities entails interest rate and credit risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. To the extent the Fund invests more heavily in a particular country or geographic region, its performance will be sensitive to factors affecting that country or region. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

TWENTYFOUR SUSTAINABLE SHORT TERM BOND FUND

The use of fixed-income securities entails interest rate and credit risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Interest rate risk is the risk that debt securities will decrease in value with increases in market interest rates. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investments in high-yield securities (commonly referred to as “junk bonds”), including loans, CLOs, restricted securities and floating-rate securities, are subject to greater levels of credit, interest rate, market and liquidity risks than investment-grade securities. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. To the extent the Fund invests more heavily in particular sectors, its performance will be sensitive to factors affecting those sectors. Financial sector companies are heavily regulated and particularly sensitive to interest rate fluctuations. To the extent the Fund invests more heavily in a particular country or geographic region, its performance will be sensitive to factors affecting that country or region. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2023

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

“Don’t rock the boat.” How many times have we heard that phrase, applied to almost every facet of our daily lives?

For many of us, that proverbial boat is almost certain to rock despite our best efforts to keep it steady. Forces we cannot control will move it forward, backward and sideways – pushing us off our desired trajectory during stormy seas and preventing us from reaching the safety of the harbor.

However, by carefully planning, fine-tuning and adjusting our courses over time, we can help steady the boat and increase our chances of safely reaching our destination. The same can also be said about our investment portfolios. If we make prudent adjustments as we seek to preserve and grow our savings – especially during periods of geopolitical and economic uncertainty – we’ll be better able to withstand the tempests we encounter along the way.

To help your investment portfolio weather storms over the long term, we encourage you to work with financial professionals to develop your personal savings plan, conduct annual plan reviews, and make thoughtful, purposeful plan adjustments to better manage your evolving financial needs and goals. By investing across different investment styles and asset classes, you may be able to help mitigate financial risks in your portfolio. By allocating your portfolio according to your risk-tolerance level, you may be better positioned to withstand short-term crises. Through careful planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

Global Bond Market Overview

June 30, 2023 (Unaudited)

The 12-month period ended June 30, 2023, began with global equity markets in the midst of steep declines as elevated inflation led to higher interest rates and aggressive central bank tightening. However, inflation rates gradually rolled over and several policymakers, including the Federal Reserve, slowed their pace of rate hikes. Investors viewed the moderating inflation with scepticism, which grew into fears of recession and caused risk markets to weaken. Nevertheless, by period end, relatively stable economic data led to a favorable backdrop for equity and credit markets.

In early 2023, one of the casualties of aggressively rising interest rates was the U.S. regional banking system. Higher market yields caused depositors to flee their bank accounts and invest in Treasury bills and other short-term alternatives. The speed and extent to which capital fled the system caused the demise of two large U.S. regional banks and contributed to the downfall of Credit Suisse, which was acquired by UBS. Markets and politicians reacted quickly to the disruption and stabilized the banking sector in relatively short order.

Among other events during the period, the war in Ukraine continued and trade tensions with China escalated; the markets appeared to grow accustomed to volatility from these regions.

Overall, the credit markets performed relatively well as investors avoided rising government bond yields and sought alternatives in the corporate bond market while they grew comfortable with the outlook for credit risk. As central bankers moderated their pace of interest rate hikes, optimism for a soft landing increased, and the potential for a disruptive economic slowdown was pushed further out.

Among the primary credit indexes, the Bloomberg U.S. Corporate High Yield Bond Index posted the highest returns at 9.1% for the period and the Bloomberg U.S. Corporate Bond Index (investment grade) returned 1.6%. The Bloomberg Euro-Aggregate Corporate Index (investment grade, hedged to U.S. dollar) returned 4.5%. Overall, the Bloomberg U.S. Aggregate Bond Index returned -0.9% for the period and the Bloomberg Global Aggregate Bond Index returned -1.3%, reflecting rising interest rates. The Bloomberg U.S. Treasury Index produced some of the lowest results with a return of -2.1% during the period as the yield on the 10-Year U.S. Treasury Note rose from 2.89% to 3.84%.

At period end, inflation remained top of mind for investors, although they were beginning to anticipate the end of the historic rate-hiking cycles.

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2023 (Unaudited)

The Investor Class of the American Beacon SSI Alternative Income Fund (the “Fund”) returned 5.24% for the twelve-month period ending June 30, 2023, outperforming the ICE BofA US 3-Month Treasury Bill Index return of 3.59% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 6/30/2013 through 6/30/2023

Total Returns for the Period ended June 30, 2023

	Ticker	1 Year	3 Year	5 Year	10 Year	Value of $10,000 06/30/2013- 06/30/2023
R5 Class (1,2,4)	SSIJX	5.65%	4.04%	3.70%	2.68%	$13,026
Y Class (1,4)	PSCIX	5.55%	3.97%	3.64%	2.65%	$12,994
Investor Class (1,4)	PSCAX	5.24%	3.71%	3.39%	2.39%	$12,665

ICE BofA US 3-Month Treasury Bill Index (3)		3.59%	1.27%	1.55%	0.98%	$11,030

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception to 2014, recovered in 2015, and waived in 2016 and 2019 through 2023. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect. A portion of fees charged to the Y Class of the Fund was waived from Fund inception to 2014, recovered in 2015, and waived in 2016 and 2019 through 2023. Performance prior to waiving fees was lower than actual returns shown for periods when waivers were in effect.

2.

Fund performance for the five-year and ten-year periods represents the total returns achieved by the Y Class from 6/30/2013 up to 5/17/2019, the inception date of the R5 Class. Expenses of the R5 Class are lower than those of the Y Class. As a result, total returns shown may be lower than they would have been had the R5 Class been in existence since 6/30/2013. A portion of fees charged to the R5 Class of the Fund was waived from R5 Class inception (May 17, 2019) to 2021 and in 2023. Performance prior to waiving fees was lower than actual returns shown.

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2023 (Unaudited)

3.

ICE BofA US 3-Month Treasury Bill Index is an index of U.S. Treasury securities maturing in less than 3 months that assumes reinvestment of all income and is intended to track the daily performance of 3-month U.S. Treasury bills. One cannot directly invest in an index.

4.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y and Investor Class shares were 1.67%, 1.77% and 2.16%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The period began with global equity markets in steep decline as elevated inflation led to higher interest rates and aggressive central-bank tightening. During the period though, inflation started to roll over, and the U.S. Federal Reserve Bank slowed its pace of rate hikes as skeptical investors viewed the moderating inflation as a precursor of recession. By mid-period, risk markets began to weaken again, although a series of stable economic reports in subsequent quarters offered hope that a soft landing was possible. With a supportive economic backdrop, improving credit markets and positive sentiment toward convertible bonds, the Fund’s performance improved. Investors sought to avoid rising government bond yields with alternatives in the corporate bond market while they grew comfortable with the outlook for credit risk.

The Fund demonstrated attractive risk-adjusted performance during the period as its hedged convertible bond strategy participated in spread tightening in the credit markets while its short duration buffered the rise in interest rates. Income was a significant source of return for the Fund, and its holdings were diversified across sectors and industries with no individual position having an extraordinary impact on performance. Financials, Information Technology and Health Care were the largest exposures in a target universe that includes fundamentally attractive companies with strong credit profiles and favorable valuations.

The Fund seeks to offer positive absolute returns regardless of the market environment by purchasing convertible bonds and convertible preferred stocks and hedging the underlying equity exposure. The sources of return include coupon income from the long convertible positions, interest income from the short positions, capital gains from convertibles moving toward fair value, and net capital gains from hedge ratio trading profits created by stock price volatility. This team-based process has remained consistent since the strategy’s inception.

Top Ten Holdings (% Net Assets)
MFA Financial, Inc., 6.250%, Due 6/15/2024		2.5
Apollo Commercial Real Estate Finance, Inc., 5.375%, Due 10/15/2023		2.3
PennyMac Corp., 5.500%, Due 11/1/2024		2.0
American Airlines Group, Inc., 6.500%, Due 7/1/2025		1.6
Liberty TripAdvisor Holdings, Inc., 0.500%, Due 6/30/2051		1.6
SoFi Technologies, Inc., 0.010%, Due 10/15/2026		1.5
Two Harbors Investment Corp., 6.250%, Due 1/15/2026		1.5
LendingTree, Inc., 0.500%, Due 7/15/2025		1.4
Liberty Media Corp., 3.750%, Due 3/15/2028		1.4
Redwood Trust, Inc., 5.625%, Due 7/15/2024		1.4

Total Fund Holdings	103

Sector Allocation (% Equities)
Mortgage Real Estate Investment Trusts (REITs)		45.9
Financial Services		12.5
Diversified REITs		9.7
Construction & Engineering		9.7
Chemicals		8.5
Software		8.3
Exchange-Traded Instruments		5.4

American Beacon SSI Alternative Income FundSM

Performance Overview

June 30, 2023 (Unaudited)

Industry Allocation (% Fixed-Income)
REITS	17.9
Software	12.1
Internet	12.0
Diversified Financial Services	8.6
Pharmaceuticals	5.2
Airlines	4.1
Biotechnology	3.8
Health Care - Products	3.3
Leisure Time	3.3
Commercial Services	3.0
Energy - Alternate Sources	2.9
Media	2.9
Transportation	2.6
Retail	2.3
Electric	2.0
Computers	1.8
Entertainment	1.8
Trucking & Leasing	1.6
Cosmetics/Personal Care	1.4
Investment Companies	1.4
Health Care - Services	1.3
Machinery - Construction & Mining	1.3
Oil & Gas	0.9
Aerospace/Defense	0.8
Holding Companies - Diversified	0.7
Lodging	0.5
Electronics	0.5

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2023 (Unaudited)

The Investor Class of the American Beacon TwentyFour Strategic Income Fund (the “Fund”) returned 4.11% for the twelve-month period ended June 30, 2023, outperforming the Bloomberg Global Aggregate Index (Hedged to USD) (the “Index”) return of 0.52%.

Comparison of Changes in Value of a $10,000 Investment for the period 4/03/2017 through 6/30/2023

Total Returns for the Period ended June 30, 2023

	Ticker	1 Year	3 Year	5 Year	Since Inception 04/03/2017	Value of $10,000 04/03/2017- 06/30/2023
R5 Class (1,5)	TFGIX	4.54%	0.13%	2.26%	2.78%	$11,868
Y Class (1,5)	TFGYX	4.57%	0.07%	2.20%	2.72%	$11,825
Investor Class (1,5)	TFGPX	4.11%	(0.28)%	1.88%	2.40%	$11,594
A Class without Sales Charge (1,2,5)	TFSAX	4.32%	(0.16)%	1.96%	2.55%	$11,699
A Class with Sales Charge (1,2,5)	TFSAX	0.43%	(1.44)%	1.19%	1.92%	$11,260
C Class without Sales Charge (1,3,5)	TFGCX	3.40%	(0.97)%	1.22%	1.95%	$11,278
C Class with Sales Charge (1,3,5)	TFGCX	2.40%	(0.97)%	1.22%	1.95%	$11,278

ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (4)		3.58%	1.28%	1.71%	1.66%	11,080
Bloomberg Global Aggregate Index (Hedged to USD) (4)		0.52%	(2.88)%	0.93%	1.17%	10,751

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2023 (Unaudited)

2.

Fund performance for the five-year and since inception periods represents the total returns achieved by the R5 Class from 4/3/2017 up to 10/29/2018, the inception date of the A Class. Expenses of the A Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 4/3/2017. A Class shares have a maximum sales charge of 3.75%.

3.

Fund performance for the five-year and since inception periods represents the total returns achieved by the R5 Class from 4/03/2017 up to 10/29/2018, the inception date of the C Class. Expenses of the C Class are higher than those of the R5 Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 4/03/2017. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

4.

The ICE BofA US Dollar 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (at a yield equal to the current day fixing rate) and rolled into a new instrument. The Bloomberg Global Aggregate Index tracks the performance of global investment-grade debt, including treasury, government- related, corporate and securitized fixed-rate bonds, denominated in local currencies from developed and emerging markets issuers and hedged back to U.S. Dollars (USD). Securities must have at least one year until final maturity, or average life as applicable, and must meet minimum issue size criteria. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 0.88%, 0.93%, 1.22%, 1.14%, and 1.90%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

One of the primary contributors to the Fund’s outperformance was its short duration as interest rates rose across the yield curve in response to elevated and persistent inflation. The Fund ended the period with a duration of 3.9 years, as compared to 6.8 years for the Index, and was consistently short throughout the period.

The Fund also benefitted from the outperformance of the high-yield segment of the corporate bond market as lower quality significantly outperformed higher quality during the period. The ICE BofA US High Yield Index returned 8.9%, whereas the ICE BofA US Corporate Index (investment grade) returned 1.4%. By comparison, the ICE BofA US Treasury Index posted a return of negative 2.5%. The Fund held approximately 47% of its assets in high-yield investments at period end, as compared to none in the Index, and held higher percentages earlier in the period.

The Fund was adversely affected by the volatility in the Alternative Tier-1 (AT1) capital market in early-2023 when Swiss regulators approved UBS’ takeover of Credit Suisse and subsequent write down of Credit Suisse’s AT1 securities to zero. The Fund held less than 2% of assets in such holdings, but it held over 20% in AT1 securities overall, diversified across many issuers. Fortunately, the Swiss treatment of AT1s was isolated, regulators in other countries insisted they would not follow such precedence, and the non-Swiss AT1 market gradually recovered.

Lastly, the Fund’s exposure to the securitized market, in the form of Collateralized Loan Obligations (CLOs), also outperformed as nearly all assets in credit markets posted strong results during the period. The Fund held approximately 15% of its assets in CLOs at period end, as compared to none in the Index. Additionally, CLOs are primarily floating-rate securities, which benefitted as the US Federal Reserve Bank raised interest rates.

The sub-advisor’s investment process incorporates top-down asset allocation and duration management with rigorous bottom-up credit analysis in a highly flexible approach that seeks to take advantage of prevailing market conditions. This team-based process has remained consistent since the Fund’s inception.

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2023 (Unaudited)

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes, 3.500%, Due 2/15/2033		11.6
U.S. Treasury Notes, 4.125%, Due 11/15/2032		6.2
U.S. Treasury Notes, 2.875%, Due 5/15/2032		3.4
Nationwide Building Society, 10.250%, Due 12/31/2049, Series CCDS		2.2
U.S. Treasury Notes, 2.875%, Due 10/31/2023		1.9
Towd Point Mortgage Funding PLC, 5.779%, Due 10/20/2051, 2019 GR4A ER, (Sterling Overnight Index Average + 1.400%)		1.8
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)		1.7
Voya Euro CLO IV DAC, 9.337%, Due 10/15/2034, 4A ER, (3 mo. EUR EURIBOR + 6.160%)		1.6
Banco de Sabadell SA, 5.750%, Due 3/15/2026, (5 Yr. EUR Swap + 6.198%)		1.5
Phoenix Group Holdings PLC, 5.750%, Due 12/31/2049, (5 yr. U.K. Government Bond + 4.170%)		1.5

Total Fund Holdings	146

Industry Allocation (% Fixed-Income)
U.S. Treasury Obligations		26.6
Banks		23.3
Asset-Backed Obligations		15.1
Insurance		9.8
Diversified Financial Services		4.3
Savings & Loans		4.1
Telecommunications		2.5
Collateralized Mortgage Obligations		1.9
Pipelines		1.8
Commercial Services		1.3
Auto Manufacturers		0.9
Transportation		0.9
Auto Parts & Equipment		0.8
Electric		0.8
Home Builders		0.6
Oil & Gas		0.6
Pharmaceuticals		0.6
Water		0.5
Packaging & Containers		0.4
Building Materials		0.3
Chemicals		0.3
Food		0.3
Health Care - Products		0.3
Machinery - Construction & Mining		0.3
Real Estate		0.3
Retail		0.3
Software		0.3
Advertising		0.2
Airlines		0.2
Household Products/Wares		0.2
Agriculture		0.1
Leisure Time		0.1

American Beacon TwentyFour Strategic Income FundSM

Performance Overview

June 30, 2023 (Unaudited)

Country Allocation (% Investments)
United States	32.2
United Kingdom	24.5
Ireland	13.2
Spain	5.7
Netherlands	4.2
France	4.0
Germany	3.5
Italy	2.9
Mexico	2.0
Cayman Islands	1.6
Austria	1.1
Sweden	1.0
Australia	0.9
Switzerland	0.8
China/Hong Kong	0.6
Chile	0.5
Brazil	0.3
Canada	0.3
India	0.3
Republic of Mauritius	0.3
Ukraine	0.1

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

June 30, 2023 (Unaudited)

The Y Class of the American Beacon TwentyFour Sustainable Short Term Bond Fund (the “Fund”) returned 2.95% for the twelve-month period ended June 30, 2023, while the ICE BofA 1-3 Yr. US Corporate Index (the “Index”) returned 1.66% for the same period.

Comparison of Changes in Value of a $100,000 Investment for the period 2/18/2020 through 6/30/2023

Total Returns for the Period ended June 30, 2023

	Ticker	1 Year	3 Year	Since Inception 02/18/2020	Value of $100,000 02/18/2020- 06/30/2023
Y Class (1,5)	TFBYX	2.95%	0.57%	0.42%	$101,418.34
A Class without Sales Charge (1,2,5)	TFBAX	2.48%	0.23%	0.09%	$100,315.54
A Class with Sales Charge (1,2,5)	TFBAX	(0.12)%	(0.60)%	(0.67)%	$97,773.43
C Class without Sales Charge (1,3,5)	TFBCX	1.68%	(0.51)%	(0.69)%	$97,713.12
C Class with Sales Charge (1,3,5)	TFBCX	0.68%	(0.51)%	(0.69)%	$97,713.12
R6 Class (1,5)	TFBRX	2.89%	0.63%	0.50%	$101,705.24

ICE BofA 1-3 Yr US Corporate Index (4)		1.66%	-0.37%	0.25%	$100,858

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	A Class shares have a maximum sales charge of 2.50%.

3.	The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

June 30, 2023 (Unaudited)

4.

The ICE BofA 1-3 Year US Corporate Index is an unmanaged index that tracks the performance of the U.S. dollar-denominated investment-grade public debt issued in the U.S. domestic bond market. Qualifying bonds must have at least one year but less than three years remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of $150 million. One cannot directly invest in an index.

5.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 2.24%, 3.13%, 3.78%, and 2.38%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

One of the primary contributors to the Fund’s outperformance was its strong results from the high-yield segment of the corporate bond market as lower quality significantly outperformed higher quality during the period. The ICE BofA 1-3 Year US Cash Pay High Yield Index returned 9.1%, whereas the Fund’s Index is investment grade. By comparison, the ICE BofA 1-3 Year US Treasury Index posted a return of 0.1%. The Fund held over 10% of its assets in high-yield investments during the period, as compared to none in the Index.

The Fund also benefitted from its short duration as the U.S. Federal Reserve Bank, and other major central banks, raised interest rates aggressively in response to elevated and persistent inflation. The upper limit on the Federal Funds Target Range began the period at 1.75% and ended at 5.25%. The Fund ended with a duration of 1.3 years, as compared to 1.9 years for the Index, and was consistently short throughout the period.

Lastly, while the Fund’s largest exposure was to the Financial sector of the corporate bond market, at approximately 45% of assets at period end, it was not exposed to U.S. regional banks. Rather, it primarily held the large, systemically important banks across the U.S., Europe and the United Kingdom. Additionally, the Fund had little exposure to the contingent convertible market that engulfed Credit Suisse in early-2023. Specifically, the Fund did not hold Credit Suisse Alternative Tier-1 (AT1) bonds. Fortunately, the regional bank and AT1 volatility proved to be short lived, and the markets had substantially recovered by period end.

The sub-advisor’s investment process incorporates top-down asset allocation and duration management with rigorous bottom-up credit analysis in a highly flexible approach that seeks to take advantage of prevailing market conditions. This team-based process has remained consistent since the Fund’s inception.

Top Ten Holdings (% Net Assets)
U.S. Treasury Bills, 4.927%, Due 8/10/2023		5.0
U.K. Gilts, 0.625%, Due 6/7/2025		4.9
U.S. Treasury Bills, 4.889%, Due 8/1/2023		3.1
Pension Insurance Corp. PLC, 6.500%, Due 7/3/2024		1.9
Citigroup, Inc., 2.750%, Due 1/24/2024		1.8
Tower Bridge Funding PLC, 6.649%, Due 7/21/2064, 2021 1 D, (Sterling Overnight Index Average + 2.150%)		1.7
E.ON International Finance BV, 5.625%, Due 12/6/2023		1.6
National Grid Electricity Distribution PLC, 3.625%, Due 11/6/2023		1.6
Haleon U.S. Capital LLC, 3.024%, Due 3/24/2024		1.5
Legal & General Group PLC, 5.375%, Due 10/27/2045, (5 yr. U.K. Government Bond + 4.580%)		1.5

Total Fund Holdings	80

Sector Allocation (% Fixed-Income)
Financial		45.2
Utilities		12.5
U.S. Treasury Obligations		8.9
Communications		8.2
Collateralized Mortgage Obligations		6.5
Consumer, Non-Cyclical		5.3
Foreign Sovereign Obligations		5.3
Industrial		3.7
Technology		2.8
Consumer, Cyclical		1.6

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Performance Overview

June 30, 2023 (Unaudited)

Industry Allocation (% Fixed-Income)
Banks	21.8
Insurance	16.0
Electric	9.0
U.S. Treasury Obligations	8.9
Telecommunications	7.4
Collateralized Mortgage Obligations	6.5
Foreign Sovereign Obligations	5.3
Savings & Loans	4.8
Software	2.8
Gas	1.9
Household Products/Wares	1.7
Miscellaneous Manufacturing	1.6
Transportation	1.6
Water	1.6
Food	1.2
Distribution/Wholesale	1.1
Diversified Financial Services	1.1
Commercial Services	1.0
Health Care - Services	0.9
Media	0.8
Real Estate	0.8
REITS	0.8
Entertainment	0.5
Trucking & Leasing	0.5
Pharmaceuticals	0.4

Country Allocation (% Investments)
United Kingdom	52.1
United States	25.0
France	8.5
Netherlands	4.1
Germany	3.3
Spain	2.7
Belgium	1.5
Denmark	1.4
Australia	1.4

American Beacon FundsSM

Expense Examples

June 30, 2023 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2023 through June 30, 2023.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2023 (Unaudited)

American Beacon SSI Alternative Income Fund

	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period 1/1/2023-6/30/2023*
R5 Class
Actual	$1,000.00	$1,036.50	$6.26
Hypothetical**	$1,000.00	$1,018.65	$6.21
Y Class
Actual	$1,000.00	$1,035.40	$6.61
Hypothetical**	$1,000.00	$1,018.30	$6.56
Investor Class
Actual	$1,000.00	$1,034.20	$7.62
Hypothetical**	$1,000.00	$1,017.31	$7.55

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.24%, 1.31%, and 1.51% for the R5, Y, and Investor Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon TwentyFour Strategic Income Fund

	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period 1/1/2023-6/30/2023*
R5 Class
Actual	$1,000.00	$1,032.40	$3.63
Hypothetical**	$1,000.00	$1,021.22	$3.61
Y Class
Actual	$1,000.00	$1,032.60	$4.03
Hypothetical**	$1,000.00	$1,020.83	$4.01
Investor Class
Actual	$1,000.00	$1,029.90	$5.49
Hypothetical**	$1,000.00	$1,019.39	$5.46
A Class
Actual	$1,000.00	$1,031.50	$5.04
Hypothetical**	$1,000.00	$1,019.84	$5.01
C Class
Actual	$1,000.00	$1,027.00	$9.00
Hypothetical**	$1,000.00	$1,015.92	$8.95

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.72%, 0.80%, 1.09%, 1.00%, and 1.79% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon TwentyFour Sustainable Short Term Bond Fund

	Beginning Account Value 1/1/2023	Ending Account Value 6/30/2023	Expenses Paid During Period 1/1/2023-6/30/2023*
Y Class
Actual	$1,000.00	$1,019.60	$2.85
Hypothetical**	$1,000.00	$1,021.97	$2.86
A Class
Actual	$1,000.00	$1,017.20	$4.35
Hypothetical**	$1,000.00	$1,020.48	$4.36
C Class
Actual	$1,000.00	$1,012.50	$8.08
Hypothetical**	$1,000.00	$1,016.76	$8.10
R6 Class
Actual	$1,000.00	$1,019.40	$2.35
Hypothetical**	$1,000.00	$1,022.46	$2.36

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.57%, 0.87%, 1.62%, and 0.47% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon FundsSM

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of American Beacon Funds and Shareholders of American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund (three of the funds constituting American Beacon Funds, hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

American Beacon SSI Alternative Income Fund (1)

American Beacon TwentyFour Strategic Income Fund (2)

American Beacon TwentyFour Sustainable Short Term Bond Fund (3)

(1)	Financial highlights for each of the four years in the period ended June 30, 2023, and for the periods ended June 30, 2019 indicated therein
(2)	Financial highlights for each of the periods indicated therein
(3)	Financial highlights for each of the three years in the period ended June 30, 2023 and for the period February 18, 2020 (commencement of operations) to June 30, 2020

The financial statements of American Beacon SSI Alternative Income Fund as of and for the year ended March 31, 2019 and the financial highlights for each of the periods ended on or prior to March 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

August 24, 2023

We have served as the auditor of one or more investment companies in the American Beacon family of funds since 2016.

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

SECURITIES HELD LONG - 101.01%

CONVERTIBLE PREFERRED STOCKS - 4.84%

Financials - 1.24%

Financial Services - 1.24%
Ready Capital Corp., 7.000%, Due 08/15/2023	51,093	$1,274,770

Industrials - 0.96%

Construction & Engineering - 0.96%
Fluor Corp., 6.500%A B	710	988,554

Information Technology - 0.83%

Software - 0.83%
NCR Corp., Series A, 5.500%, PIK (In-kind rate 5.500%)B	767	848,839

Materials - 0.85%

Chemicals - 0.85%
Lyondellbasell Advanced Polymers, Inc., 6.000%B	1,026	866,970

Real Estate - 0.96%

Diversified REITs - 0.96%
New York Community Capital Trust V, 6.000%, Due 11/1/2051	24,471	988,905

Total Convertible Preferred Stocks (Cost $5,291,856)		4,968,038

PREFERRED STOCKS - 4.56%

Financials - 4.56%

Mortgage Real Estate Investment Trusts (REITs) - 4.56%
AGNC Investment Corp.,
Series E, 6.500%, (3 mo. USD LIBOR + 4.697%)B C	3,313	74,874
Series F, 6.125%, (3 mo. USD LIBOR + 4.993%)B C	25,036	525,506
Arbor Realty Trust, Inc., Series F, 6.250%, (Secured Overnight Financing Rate + 5.440%)B C	39,240	815,015
Chimera Investment Corp., Series B, 8.000%, (3 mo. USD LIBOR + 5.791%)B C	28,077	586,809
Granite Point Mortgage Trust, Inc., Series A, 7.000%, (Secured Overnight Financing Rate + 5.830%)B C	29,489	504,262
MFA Financial, Inc., Series C, 6.500%, (3 mo. USD LIBOR + 5.345%)B C	39,518	779,690
New York Mortgage Trust, Inc.,
Series E, 7.875%, (3 mo. USD LIBOR + 6.429%)B C	1,078	23,393
Series F, 6.875%, (Secured Overnight Financing Rate + 6.130%)B C	23,244	418,857
Redwood Trust, Inc., 10.000%, (5 yr. CMT + 6.278%)B C	7,315	162,173
Rithm Capital Corp.,
Series B, 7.125%, (3 mo. USD LIBOR + 5.640%)B C	2,395	54,534
Series C, 6.375%, (3 mo. USD LIBOR + 4.969%)B C	36,984	733,023

		4,678,136

Total Financials		4,678,136

Total Preferred Stocks (Cost $5,674,883)		4,678,136

	Principal Amount

CONVERTIBLE OBLIGATIONS - 83.82%

Communications - 11.61%

Internet - 9.17%
Airbnb, Inc., Due 3/15/2026A D	$791,000	689,752
Lyft, Inc., 1.500%, Due 5/15/2025	1,432,000	1,282,356
Magnite, Inc., 0.250%, Due 3/15/2026A	1,389,000	1,168,149
Perficient, Inc., 0.125%, Due 11/15/2026A	1,482,000	1,215,370
Q2 Holdings, Inc., 0.750%, Due 6/1/2026	954,000	824,197
Snap, Inc., Due 5/1/2027A D	1,358,000	1,004,920

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount	Fair Value

SECURITIES HELD LONG - 101.01% (continued)

CONVERTIBLE OBLIGATIONS - 83.82% (continued)

Communications - 11.61% (continued)

Internet - 9.17% (continued)
Upwork, Inc., 0.250%, Due 8/15/2026A	$1,640,000	$1,328,214
Wayfair, Inc., 1.000%, Due 8/15/2026A	1,015,000	834,902
Ziff Davis, Inc., 1.750%, Due 11/1/2026A E	1,136,000	1,059,320

		9,407,180

Media - 2.44%
Cable One, Inc., 1.125%, Due 3/15/2028A	1,432,000	1,077,580
Liberty Media Corp., 3.750%, Due 3/15/2028E	1,314,000	1,432,260

		2,509,840

Total Communications		11,917,020

Consumer, Cyclical - 10.28%

Airlines - 3.48%
American Airlines Group, Inc., 6.500%, Due 7/1/2025	1,268,000	1,624,308
JetBlue Airways Corp., 0.500%, Due 4/1/2026A	1,096,000	900,095
Spirit Airlines, Inc., 1.000%, Due 5/15/2026A	1,292,000	1,043,936

		3,568,339

Entertainment - 1.52%
Live Nation Entertainment, Inc., 3.125%, Due 1/15/2029A E	1,048,000	1,154,896
Marriott Vacations Worldwide Corp., 3.250%, Due 12/15/2027A E	424,000	401,316

		1,556,212

Leisure Time - 2.85%
Liberty TripAdvisor Holdings, Inc., 0.500%, Due 6/30/2051A E F	2,075,000	1,617,462
Royal Caribbean Cruises Ltd., 6.000%, Due 8/15/2025A E	597,000	1,312,206

		2,929,668

Lodging - 0.45%
Marcus Corp., 5.000%, Due 9/15/2025A E	309,000	461,337

Retail - 1.98%
Cheesecake Factory, Inc., 0.375%, Due 6/15/2026A	1,498,000	1,256,448
Patrick Industries, Inc., 1.750%, Due 12/1/2028A	803,000	779,713

		2,036,161

Total Consumer, Cyclical		10,551,717

Consumer, Non-Cyclical - 15.33%

Biotechnology - 3.21%
Halozyme Therapeutics, Inc., 0.250%, Due 3/1/2027A	1,372,000	1,139,537
Illumina, Inc., Due 8/15/2023D	870,000	863,901
Insmed, Inc., 0.750%, Due 6/1/2028A	1,536,000	1,288,320

		3,291,758

Commercial Services - 2.58%
Affirm Holdings, Inc., Due 11/15/2026D	568,000	419,241
Chegg, Inc., 0.125%, Due 3/15/2025A	1,208,000	1,064,248
Repay Holdings Corp., Due 2/1/2026D E	628,000	510,627
Sabre Global, Inc., 4.000%, Due 4/15/2025	831,000	648,902

		2,643,018

Cosmetics/Personal Care - 1.16%
Beauty Health Co., 1.250%, Due 10/1/2026A E	1,520,000	1,192,250

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount	Fair Value

SECURITIES HELD LONG - 101.01% (continued)

CONVERTIBLE OBLIGATIONS - 83.82% (continued)

Consumer, Non-Cyclical - 15.33% (continued)

Health Care - Products - 2.82%
CONMED Corp., 2.250%, Due 6/15/2027A	$934,000	$1,042,344
Haemonetics Corp., Due 3/1/2026A D	1,307,000	1,112,123
Integer Holdings Corp., 2.125%, Due 2/15/2028A E	629,000	740,962

		2,895,429

Health Care - Services - 1.13%
Oak Street Health, Inc., Due 3/15/2026D	1,171,000	1,162,803

Pharmaceuticals - 4.43%
Coherus Biosciences, Inc., 1.500%, Due 4/15/2026A	583,000	357,088
Collegium Pharmaceutical, Inc., 2.875%, Due 2/15/2029E	1,154,000	988,561
Herbalife Ltd., 2.625%, Due 3/15/2024	1,197,000	1,159,294
Jazz Investments I Ltd., 1.500%, Due 8/15/2024A	907,000	862,453
Mirum Pharmaceuticals, Inc., 4.000%, Due 5/1/2029A E	1,047,000	1,174,210

		4,541,606

Total Consumer, Non-Cyclical		15,726,864

Diversified - 0.61%

Holding Companies - Diversified - 0.61%
RWT Holdings, Inc., 5.750%, Due 10/1/2025	719,000	621,916

Energy - 3.27%

Energy - Alternate Sources - 2.51%
Array Technologies, Inc., 1.000%, Due 12/1/2028A	1,069,000	1,222,936
Sunnova Energy International, Inc.,
0.250%, Due 12/1/2026A	880,000	689,480
2.625%, Due 2/15/2028E	819,000	666,373

		2,578,789

Oil & Gas - 0.76%
Helix Energy Solutions Group, Inc., 6.750%, Due 2/15/2026A	588,000	776,748

Total Energy		3,355,537

Financial - 23.29%

Diversified Financial Services - 6.82%
EZCORP, Inc., 3.750%, Due 12/15/2029A E	1,050,000	1,032,992
Hannon Armstrong Sustainable Infrastructure Capital, Inc., Due 8/15/2023D	962,000	952,378
LendingTree, Inc., 0.500%, Due 7/15/2025A	1,805,000	1,389,850
SoFi Technologies, Inc., Due 10/15/2026A D E	1,943,000	1,499,996
Upstart Holdings, Inc., 0.250%, Due 8/15/2026	1,511,000	1,031,257
WisdomTree, Inc., 5.750%, Due 8/15/2028A E	1,049,000	1,085,715

		6,992,188

Investment Companies - 1.18%
New Mountain Finance Corp., 5.750%, Due 8/15/2023F	1,219,000	1,209,918

REITS - 15.29%
Apollo Commercial Real Estate Finance, Inc., 5.375%, Due 10/15/2023	2,338,000	2,316,081
Arbor Realty Trust, Inc., 7.500%, Due 8/1/2025E	1,016,000	1,006,856
Granite Point Mortgage Trust, Inc., 6.375%, Due 10/1/2023	1,370,000	1,322,144
MFA Financial, Inc., 6.250%, Due 6/15/2024	2,594,000	2,558,337
Pebblebrook Hotel Trust, 1.750%, Due 12/15/2026A	1,475,000	1,245,083
PennyMac Corp.,
5.500%, Due 11/1/2024	2,181,000	2,050,140
5.500%, Due 3/15/2026	827,000	733,963
Redwood Trust, Inc.,
4.750%, Due 8/15/2023	316,000	312,456
5.625%, Due 7/15/2024	1,499,000	1,422,238

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount	Fair Value

SECURITIES HELD LONG - 101.01% (continued)

CONVERTIBLE OBLIGATIONS - 83.82% (continued)

Financial - 23.29% (continued)

REITS - 15.29% (continued)
Summit Hotel Properties, Inc., 1.500%, Due 2/15/2026A	$1,431,000	$1,215,543
Two Harbors Investment Corp., 6.250%, Due 1/15/2026	1,712,000	1,506,560

		15,689,401

Total Financial		23,891,507

Industrial - 5.81%

Aerospace/Defense - 0.68%
Kaman Corp., 3.250%, Due 5/1/2024A	719,000	692,397

Electronics - 0.43%
Mesa Laboratories, Inc., 1.375%, Due 8/15/2025A	497,000	443,523

Machinery - Construction & Mining - 1.10%
Bloom Energy Corp., 3.000%, Due 6/1/2028A E	997,000	1,133,008

Transportation - 2.26%
Air Transport Services Group, Inc., 1.125%, Due 10/15/2024A	1,353,000	1,278,044
CryoPort, Inc., 0.750%, Due 12/1/2026A E	1,298,000	1,035,209

		2,313,253

Trucking & Leasing - 1.34%
Greenbrier Cos., Inc., 2.875%, Due 4/15/2028A	1,399,000	1,377,315

Total Industrial		5,959,496

Technology - 11.87%

Computers - 1.57%
Lumentum Holdings, Inc., 0.500%, Due 12/15/2026A	1,136,000	1,002,379
Mitek Systems, Inc., 0.750%, Due 2/1/2026A	700,000	607,169

		1,609,548

Software - 10.30%
8x8, Inc., 0.500%, Due 2/1/2024	1,132,000	1,075,332
Bentley Systems, Inc., 0.375%, Due 7/1/2027A	1,165,000	1,051,995
Ceridian HCM Holding, Inc., 0.250%, Due 3/15/2026A	761,000	669,528
Envestnet, Inc.,
0.750%, Due 8/15/2025A	543,000	498,203
2.625%, Due 12/1/2027E	593,000	622,057
Five9, Inc., 0.500%, Due 6/1/2025A	348,000	335,472
i3 Verticals LLC, 1.000%, Due 2/15/2025A	1,044,000	954,608
Jamf Holding Corp., 0.125%, Due 9/1/2026A	653,000	559,592
NextGen Healthcare, Inc., 3.750%, Due 11/15/2027A E	1,048,000	1,016,036
Progress Software Corp., 1.000%, Due 4/15/2026A	499,000	546,405
RingCentral, Inc., 0.010%, Due 3/1/2025A D	1,319,000	1,212,820
Splunk, Inc., 0.500%, Due 9/15/2023	1,041,000	1,029,028
Verint Systems, Inc., 0.250%, Due 4/15/2026A	1,130,000	995,813

		10,566,889

Total Technology		12,176,437

Utilities - 1.75%

Electric - 1.75%
Duke Energy Corp., 4.125%, Due 4/15/2026A E	974,000	951,111
NRG Energy, Inc., 2.750%, Due 6/1/2048A F	799,000	843,344

		1,794,455

Total Utilities		1,794,455

Total Convertible Obligations (Cost $89,659,359)		85,994,949

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount	Fair Value

SECURITIES HELD LONG - 101.01% (continued)

FOREIGN CONVERTIBLE OBLIGATIONS - 1.59%

Communications - 1.07%

Internet - 1.07%
PDD Holdings, Inc., 0.010%, Due 12/1/2025D	$1,133,000	$1,100,085

Financial - 0.52%

Financial Services - 0.52%
Encore Capital Europe Finance Ltd., 4.500%, Due 9/1/2023A	480,000	531,600

Total Foreign Convertible Obligations (Cost $1,571,047)		1,631,685

	Shares

EXCHANGE-TRADED INSTRUMENTS - 0.54% (Cost $518,037)

Exchange-Traded Funds - 0.54%
ProShares Short 20+ Year Treasury	25,457	552,162

SHORT-TERM INVESTMENTS - 5.66% (Cost $5,813,495)

Investment Companies - 5.66%
American Beacon U.S. Government Money Market Select Fund, 4.97%G H	5,813,495	5,813,495

Total Securities Held Long (Cost $108,528,677)		103,638,465

SECURITIES SOLD SHORT - (19.35%)

COMMON STOCKS - (19.35%)

Communication Services - (2.29%)

Entertainment - (0.99%)
Live Nation Entertainment, Inc.I	(6,913)	(629,843)
Marcus Corp.	(25,462)	(377,602)

		(1,007,445)

Interactive Media & Services - (0.43%)
Snap, Inc., Class AI	(1,553)	(18,388)
TripAdvisor, Inc.I	(2,951)	(48,662)
Ziff Davis, Inc.I	(5,354)	(375,101)

		(442,151)

Media - (0.87%)
Cable One, Inc.	(123)	(80,821)
Liberty Media Corp.-Liberty SiriusXM, Class AI	(23,880)	(783,503)
Magnite, Inc.I	(2,192)	(29,920)

		(894,244)

Total Communication Services		(2,343,840)

Consumer Discretionary - (2.45%)

Automobile Components - (0.43%)
Patrick Industries, Inc.	(5,513)	(441,040)

Hotels, Restaurants & Leisure - (1.83%)
Airbnb, Inc., Class AI	(554)	(71,001)
Cheesecake Factory, Inc.	(6,799)	(235,109)
Marriott Vacations Worldwide Corp.	(1,160)	(142,355)
Royal Caribbean Cruises Ltd.I	(11,265)	(1,168,631)
Sabre Corp.I	(81,305)	(259,363)

		(1,876,459)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

SECURITIES SOLD SHORT - (19.35%) (continued)

COMMON STOCKS - (19.35%) (continued)

Consumer Discretionary - (2.45%) (continued)

Specialty Retail - (0.19%)
Wayfair, Inc., Class AI	(2,990)	$(194,380)

Total Consumer Discretionary		(2,511,879)

Consumer Staples - (0.09%)

Personal Products - (0.09%)
Beauty Health Co.I	(10,769)	(90,137)

Energy - (0.39%)

Energy Equipment & Services - (0.39%)
Helix Energy Solutions Group, Inc.I	(54,801)	(404,431)

Financials - (1.86%)

Banks - (0.04%)
New York Community Bancorp, Inc.	(3,543)	(39,823)

Capital Markets - (0.41%)
WisdomTree, Inc.	(61,175)	(419,661)

Consumer Finance - (1.24%)
Encore Capital Group, Inc.I	(8,261)	(401,650)
EZCORP, Inc., Class AI	(72,744)	(609,595)
SoFi Technologies, Inc.I	(31,749)	(264,786)

		(1,276,031)

Financial Services - (0.17%)
I3 Verticals, Inc., Class AI	(7,391)	(168,958)

Total Financials		(1,904,473)

Health Care - (3.75%)

Biotechnology - (1.59%)
Coherus Biosciences, Inc.I	(9,095)	(38,836)
Halozyme Therapeutics, Inc.I	(7,135)	(257,359)
Insmed, Inc.I	(32,640)	(688,704)
Mirum Pharmaceuticals, Inc.I	(25,170)	(651,148)

		(1,636,047)

Health Care Equipment & Supplies - (1.25%)
CONMED Corp.	(4,531)	(615,718)
Haemonetics Corp.I	(2,036)	(173,345)
Integer Holdings Corp.I	(5,599)	(496,127)

		(1,285,190)

Health Care Technology - (0.36%)
NextGen Healthcare, Inc.I	(22,950)	(372,249)

Life Sciences Tools & Services - (0.07%)
CryoPort, Inc.I	(1,298)	(22,390)
Mesa Laboratories, Inc.	(365)	(46,903)

		(69,293)

Pharmaceuticals - (0.48%)
Collegium Pharmaceutical, Inc.I	(20,462)	(439,728)
Jazz Pharmaceuticals PLCI	(400)	(49,588)

		(489,316)

Total Health Care		(3,852,095)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

SECURITIES SOLD SHORT - (19.35%) (continued)

COMMON STOCKS - (19.35%) (continued)

Industrials - (4.25%)

Air Freight & Logistics - (0.17%)
Air Transport Services Group, Inc.I	(9,198)	$(173,566)

Construction & Engineering - (0.83%)
Fluor Corp.I	(28,732)	(850,467)

Electrical Equipment - (1.41%)
Array Technologies, Inc.I	(36,074)	(815,272)
Bloom Energy Corp., Class AI	(38,613)	(631,323)

		(1,446,595)

Machinery - (0.63%)
Greenbrier Cos., Inc.	(15,110)	(651,241)

Passenger Airlines - (1.06%)
American Airlines Group, Inc.I	(46,952)	(842,319)
JetBlue Airways Corp.I	(9,900)	(87,714)
Spirit Airlines, Inc.	(9,208)	(158,009)

		(1,088,042)

Professional Services - (0.15%)
Ceridian HCM Holding, Inc.I	(1,927)	(129,051)
Upwork, Inc.I	(2,501)	(23,360)

		(152,411)

Total Industrials		(4,362,322)

Information Technology - (2.55%)

Communications Equipment - (0.24%)
Lumentum Holdings, Inc.I	(4,279)	(242,748)

IT Services - (0.19%)
Perficient, Inc.I	(2,372)	(197,659)

Software - (2.12%)
Bentley Systems, Inc., Class B	(7,794)	(422,669)
Envestnet, Inc.I	(6,881)	(408,387)
Five9, Inc.I	(981)	(80,883)
Jamf Holding Corp.I	(4,590)	(89,597)
Mitek Systems, Inc.I	(13,440)	(145,689)
NCR Corp.I	(14,053)	(354,136)
Progress Software Corp.	(6,281)	(364,926)
Q2 Holdings, Inc.I	(2,671)	(82,534)
Verint Systems, Inc.I	(6,463)	(226,593)

		(2,175,414)

Total Information Technology		(2,615,821)

Real Estate - (0.62%)

Hotel & Resort REITs - (0.62%)
Pebblebrook Hotel Trust	(25,732)	(358,704)
Summit Hotel Properties, Inc.	(42,066)	(273,850)

		(632,554)

Total Real Estate		(632,554)

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

	Shares	Fair Value

SECURITIES SOLD SHORT - (19.35%) (continued)

COMMON STOCKS - (19.35%) (continued)

Utilities - (1.10%)

Electric Utilities - (0.57%)
Duke Energy Corp.	(2,150)	$(192,941)
NRG Energy, Inc.	(10,649)	(398,166)

		(591,107)

Independent Power & Renewable Electricity Producers - (0.53%)
Sunnova Energy International, Inc.I	(29,571)	(541,446)

Total Utilities		(1,132,553)

Total Common Stocks (Proceeds $(19,400,511))		(19,850,105)

Total Securities Sold Short (Proceeds $(19,400,511))		(19,850,105)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 101.01% (Cost $108,528,677)		103,638,465
TOTAL SECURITIES SOLD SHORT - (19.35%) (Proceeds $(19,400,511))		(19,850,105)
OTHER ASSETS, NET OF LIABILITIES - 18.34%		18,809,810

NET ASSETS - 100.00%		$102,598,170

Percentages are stated as a percent of net assets.

A This security or a piece thereof is held as segregated collateral. At period end, the value of these securities amounted to $56,161,619 or 54.74% of net assets.

B A type of Preferred Stock that has no maturity date.

C Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2023.

D Zero coupon bond.

E Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $22,094,760 or 21.54% of net assets. The Fund has no right to demand registration of these securities.

F Callable security.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

I Non-income producing security.

CMT – Constant Maturity Treasury.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Schedule of Investments

June 30, 2023

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2023, the investments were classified as described below:

SSI Alternative Income Fund	Level 1	Level 2	Level 3	Total
Assets
Convertible Preferred Stocks	$-	$4,968,038	$-	$4,968,038
Preferred Stocks	2,777,829	1,900,307	-	4,678,136
Convertible Obligations	-	85,994,949	-	85,994,949
Foreign Convertible Obligations	-	1,631,685	-	1,631,685
Exchange-Traded Instruments	552,162	-	-	552,162
Short-Term Investments	5,813,495	-	-	5,813,495

Total Investments in Securities - Assets	$9,143,486	$94,494,979	$-	$103,638,465

Liabilities
Common Stocks (Sold Short)	$(19,850,105)	$-	$-	$(19,850,105)

Total Investments in Securities - Liabilities	(19,850,105)	-	-	(19,850,105)

Total Investments in Securities	$(10,706,619)	$94,494,979	$-	$83,788,360

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 5.46%

Communications - 0.45%

Telecommunications - 0.45%
Consolidated Communications, Inc., 5.000%, Due 10/1/2028A		$185,000	$138,750
Level 3 Financing, Inc., 10.500%, Due 5/15/2030A		349,000	354,130

			492,880

Total Communications			492,880

Consumer, Cyclical - 0.76%

Auto Parts & Equipment - 0.76%
American Axle & Manufacturing, Inc., 5.000%, Due 10/1/2029		610,000	508,505
Titan International, Inc., 7.000%, Due 4/30/2028		345,000	322,556

			831,061

Total Consumer, Cyclical			831,061

Consumer, Non-Cyclical - 0.94%

Commercial Services - 0.16%
NESCO Holdings II, Inc., 5.500%, Due 4/15/2029A		200,000	179,000

Health Care - Products - 0.24%
Teleflex, Inc., 4.625%, Due 11/15/2027		285,000	268,609

Household Products/Wares - 0.22%
Edgewell Personal Care Co., 5.500%, Due 6/1/2028A		250,000	236,300

Pharmaceuticals - 0.32%
Prestige Brands, Inc.,
5.125%, Due 1/15/2028A		280,000	265,815
3.750%, Due 4/1/2031A		100,000	82,784

			348,599

Total Consumer, Non-Cyclical			1,032,508

Energy - 1.71%

Pipelines - 1.71%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
7.875%, Due 5/15/2026A		300,000	304,031
5.750%, Due 3/1/2027A		250,000	240,848
EnLink Midstream LLC, 5.625%, Due 1/15/2028A		424,000	410,411
Hess Midstream Operations LP, 5.625%, Due 2/15/2026A		650,000	639,438
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.000%, Due 3/1/2027A		300,000	281,523

			1,876,251

Total Energy			1,876,251

Financial - 0.65%

Diversified Financial Services - 0.65%
Burford Capital Global Finance LLC, 6.250%, Due 4/15/2028A		410,000	377,200
Encore Capital Group, Inc., 5.375%, Due 2/15/2026A	GBP	300,000	332,803

			710,003

Total Financial			710,003

Industrial - 0.40%

Packaging & Containers - 0.40%
Berry Global, Inc., 5.625%, Due 7/15/2027A		250,000	244,688
Sealed Air Corp./Sealed Air Corp. U.S., 6.125%, Due 2/1/2028A		200,000	198,515

			443,203

Total Industrial			443,203

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 5.46% (continued)

Technology - 0.32%

Software - 0.32%
Fidelity National Information Services, Inc., 1.500%, Due 5/21/2027	EUR	350,000	$346,583

Utilities - 0.23%

Water - 0.23%
Solaris Midstream Holdings LLC, 7.625%, Due 4/1/2026A		$265,000	256,458

Total Corporate Obligations (Cost $6,366,625)			5,988,947

FOREIGN CORPORATE OBLIGATIONS - 48.50%

Basic Materials - 0.32%

Chemicals - 0.32%
UPL Corp. Ltd., 5.250%, Due 2/27/2025, (5 Yr. CMT + 3.865%)B C D		430,000	352,557

Communications - 2.08%

Advertising - 0.16%
Summer BC Holdco A SARL, 9.250%, Due 10/31/2027D	EUR	90,105	80,379
Summer BC Holdco B SARL, 5.750%, Due 10/31/2026D	EUR	100,000	96,980

			177,359

Telecommunications - 1.92%
Altice France SA, 5.500%, Due 1/15/2028A		200,000	151,056
America Movil SAB de CV, 5.000%, Due 10/27/2026	GBP	330,000	400,315
Network i2i Ltd., 3.975%, Due 3/3/2026, (5 yr. CMT + 3.390%)A B C		300,000	267,750
Sable International Finance Ltd., 5.750%, Due 9/7/2027A		586,000	547,877
TalkTalk Telecom Group Ltd., 3.875%, Due 2/20/2025D	GBP	116,000	118,732
Telefonica Europe BV, 3.875%, Due 6/22/2026, (8 yr. EUR Swap + 2.967%)B C D	EUR	200,000	201,479
Telesat Canada/Telesat LLC, 6.500%, Due 10/15/2027A		716,000	287,857
Vodafone International Financing DAC, 3.250%, Due 3/2/2029D	EUR	120,000	126,965

			2,102,031

Total Communications			2,279,390

Consumer, Cyclical - 2.02%

Airlines - 0.17%
International Consolidated Airlines Group SA, 3.750%, Due 3/25/2029D	EUR	200,000	190,141

Auto Manufacturers - 0.89%
Jaguar Land Rover Automotive PLC, 4.500%, Due 7/15/2028A	EUR	300,000	285,622
Volkswagen International Finance NV, 4.625%, Due 6/27/2028, (10 yr. EUR Swap + 3.982%)B C D	EUR	700,000	687,456

			973,078

Home Builders - 0.53%
Maison Finco PLC, 6.000%, Due 10/31/2027A	GBP	600,000	587,502

Leisure Time - 0.13%
Deuce Finco PLC, 5.500%, Due 6/15/2027D	GBP	130,000	139,922

Retail - 0.30%
Punch Finance PLC,
6.125%, Due 6/30/2026D	GBP	200,000	216,598
6.125%, Due 6/30/2026A	GBP	100,000	108,299

			324,897

Total Consumer, Cyclical			2,215,540

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 48.50% (continued)

Consumer, Non-Cyclical - 1.79%

Agriculture - 0.12%
MHP SE, 7.750%, Due 5/10/2024D		$200,000	$136,000

Commercial Services - 1.07%
AA Bond Co. Ltd., 6.500%, Due 1/31/2026A	GBP	470,000	513,847
La Financiere Atalian SASU,
4.000%, Due 5/15/2024D	EUR	100,000	80,476
5.125%, Due 5/15/2025D	EUR	100,000	74,872
RAC Bond Co. PLC, 5.250%, Due 11/4/2046A	GBP	500,000	504,810

			1,174,005

Food - 0.33%
Bellis Acquisition Co. PLC, 4.500%, Due 2/16/2026A	GBP	200,000	217,221
Bellis Finco PLC, 4.000%, Due 2/16/2027D	GBP	150,000	140,985

			358,206

Pharmaceuticals - 0.27%
Cheplapharm Arzneimittel GmbH, 5.500%, Due 1/15/2028A		325,000	294,125

Total Consumer, Non-Cyclical			1,962,336

Energy - 0.62%

Oil & Gas - 0.62%
Guara Norte Sarl, 5.198%, Due 6/15/2034A		353,704	309,668
Petroleos Mexicanos,
6.840%, Due 1/23/2030		100,000	79,530
6.625%, Due 6/15/2035		222,000	154,849
6.625%, Due 6/15/2038		200,000	133,521

			677,568

Total Energy			677,568

Financial - 39.25%

Banks - 22.22%
Abanca Corp. Bancaria SA, 6.000%, Due 1/20/2026, (5 Yr. EUR Swap + 6.570%)B C D	EUR	1,000,000	936,796
AIB Group PLC, 6.250%, Due 6/23/2025, (5 Yr. EUR Swap + 6.629%)B C D	EUR	1,000,000	1,028,338
Banco de Sabadell SA, 5.750%, Due 3/15/2026, (5 Yr. EUR Swap + 6.198%)B C D	EUR	1,800,000	1,648,811
Banco Mercantil del Norte SA,
6.750%, Due 9/27/2024, (5 Yr. CMT + 4.967%)B C D		200,000	191,655
8.375%, Due 10/14/2030, (10 Yr. CMT + 7.760%)B C D		300,000	279,960
Banco Santander SA,
4.375%, Due 1/14/2026, (5 Yr. EUR Swap + 4.534%)B C D	EUR	1,000,000	911,480
4.750%, Due 11/12/2026, (5 yr. CMT + 3.753%)B C		800,000	612,183
4.125%, Due 11/12/2027, (5 Yr. EUR Swap + 4.311%)B C	EUR	400,000	326,138
Bank of Ireland Group PLC, 6.750%, Due 3/1/2033, (5 Yr. EUR Swap + 4.150%)B D	EUR	240,000	265,596
Barclays PLC,
5.875%, Due 9/15/2024, (5 yr. GBP SONIA Linked ICE Swap + 5.187)B C D	GBP	201,000	227,665
6.375%, Due 12/15/2025, (5 yr. U.K. Government Bond + 6.016%)B C D	GBP	1,240,000	1,356,056
4.375%, Due 3/15/2028, (5 yr. CMT + 3.410%)B C		530,000	360,082
BAWAG Group AG,
5.000%, Due 5/14/2025, (5 Yr. EUR Swap + 4.415%)B C D	EUR	400,000	344,950
5.125%, Due 10/1/2025, (5 Yr. EUR Swap + 5.546%)B C D	EUR	1,000,000	764,386
BBVA Bancomer SA,
5.125%, Due 1/18/2033, (5 Yr. CMT + 2.650%)B D		200,000	173,548
5.875%, Due 9/13/2034, (5 Yr. CMT + 4.308%)B D		400,000	356,080
BNP Paribas SA, 6.875%, Due 12/6/2029, (5 Yr. EUR Swap + 4.645%)B C D	EUR	800,000	835,692
CaixaBank SA,
6.750%, Due 6/13/2024, (5 yr. EUR Swap + 6.498%)B C D	EUR	400,000	422,273
6.250%, Due 2/23/2033, (5 Yr. EUR Swap + 3.550%)B D	EUR	300,000	328,744

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 48.50% (continued)

Financial - 39.25% (continued)

Banks - 22.22% (continued)
Commerzbank AG, 6.500%, Due 12/6/2032, (5 yr. EURIBOR ICE Swap + 4.300%)B D	EUR	500,000	$540,576
Credit Agricole SA, 7.500%, Due 6/23/2026, (5 yr. GBP SONIA Linked ICE Swap + 4.812%)A B C	GBP	800,000	955,040
Deutsche Pfandbriefbank AG,
8.474%, Due 4/28/2028, Series 3529, (5 yr. EURIBOR ICE Swap + 5.383%)B C D	EUR	400,000	297,199
4.600%, Due 2/22/2027D	EUR	400,000	340,236
HSBC Holdings PLC, 5.875%, Due 9/28/2026, (5 yr. GBP Swap + 4.276%)B C	GBP	1,319,000	1,457,697
ING Groep NV, 3.875%, Due 5/16/2027, (5 yr. CMT + 2.862%)B C		$1,300,000	925,323
Intesa Sanpaolo SpA,
8.505%, Due 9/20/2032D	GBP	591,000	719,696
5.875%, Due 12/31/2099, (5 Yr. EUR Swap + 6.086%)B D	EUR	600,000	519,193
Investec PLC,
6.750%, Due 12/5/2024, (5 yr. U.K. Government Bond + 5.749%)B C D	GBP	299,000	322,770
9.125%, Due 3/6/2033, (5 Yr. U.K. Government Bond + 5.905%)B D	GBP	500,000	617,102
Lloyds Banking Group PLC, 8.500%, Due 3/27/2028, (5 yr. U.K. Government Bond + 5.143%)B C	GBP	700,000	823,199
NatWest Group PLC, 4.500%, Due 3/31/2028, (5 Yr. UK Government Bond + 3.992%)B C	GBP	800,000	762,451
Paragon Banking Group PLC, 4.375%, Due 9/25/2031, (5 yr. U.K. Government Bond + 3.956%)B D	GBP	600,000	636,715
Societe Generale SA,
9.375%, Due 11/22/2027, (5 Yr. CMT + 5.385%)B C D		600,000	586,500
5.375%, Due 11/18/2030, (5 yr. CMT + 4.514%)A B C		530,000	393,249
Standard Chartered PLC,
0.991%, Due 1/12/2025, (1 Yr. CMT + 0.780%)B D		261,000	252,979
3.971%, Due 3/30/2026, (1 Yr. CMT + 1.650%)B D		200,000	191,123
Svenska Handelsbanken AB, 4.625%, Due 8/23/2032, (5 yr. U.K. Government Bond + 2.800%)B D	GBP	600,000	676,144
Unicaja Banco SA, 3.125%, Due 7/19/2032, (5 Yr. EUR Swap + 3.050%)B D	EUR	700,000	623,485
UniCredit SpA, 3.875%, Due 6/3/2027, (5 yr. EURIBOR ICE Swap + 4.081%)B C D	EUR	1,000,000	820,220
Virgin Money U.K. PLC, 8.250%, Due 6/17/2027, (5 yr. UK Government Bond + 6.357%)B C D	GBP	502,000	533,922

			24,365,252

Diversified Financial Services - 3.46%
Bracken MidCo1 PLC, 6.750%, Due 11/1/2027, Cash (6.750%) or PIK (in-kind rate 7.500%)A	GBP	500,000	491,490
Garfunkelux Holdco 3 SA,
6.750%, Due 11/1/2025D	EUR	260,000	207,110
7.750%, Due 11/1/2025D	GBP	100,000	90,678
Jerrold Finco PLC,
4.875%, Due 1/15/2026A	GBP	250,000	277,863
5.250%, Due 1/15/2027D	GBP	250,000	264,795
Julius Baer Group Ltd., 3.625%, Due 3/23/2028, (5 Yr. CMT + 2.539%)B C D		1,340,000	878,343
OSB Group PLC, 6.000%, Due 10/7/2026, (5 yr. U.K. Government Bond + 5.393%)B C D	GBP	1,049,000	1,025,270
Sherwood Financing PLC, 6.000%, Due 11/15/2026A	GBP	500,000	529,078
Unifin Financiera SAB de CV,
8.375%, Due 1/27/2028A E		200,000	6,000
9.875%, Due 1/28/2029A E		700,000	21,000

			3,791,627

Insurance - 9.37%
Allianz SE, 3.500%, Due 12/31/2099, (5 yr. CMT + 2.970%)B D		1,400,000	1,155,665
ASR Nederland NV, 4.625%, Due 10/19/2027, (5 yr. EUR Swap + 3.789%)B C D	EUR	750,000	675,180
Athora Netherlands NV, 7.000%, Due 6/19/2025, (5 Yr. EUR Swap + 6.463%)B C D	EUR	900,000	924,089
Direct Line Insurance Group PLC, 4.750%, Due 12/7/2027, (5 yr. GBP SONIA Linked ICE Swap + 3.394%)B C D	GBP	1,160,000	976,890
Galaxy Bidco Ltd., 6.500%, Due 7/31/2026D	GBP	240,000	276,545
La Mondiale SAM, 4.375%, Due 4/24/2029, (5 Yr. EUR Swap + 4.411%)B C D	EUR	700,000	645,521
Mutuelle Assurance Des Commercants et Industriels de France et Des Cadres et Sal, 3.500%, Due 12/21/2028, (5 Yr. EUR Swap + 3.592%)B C D	EUR	600,000	467,824
Pension Insurance Corp. PLC,
7.375%, Due 7/25/2029, (5 yr. U.K. Government Bond + 6.658%)B C	GBP	764,000	819,781
4.625%, Due 5/7/2031D	GBP	750,000	767,035
Phoenix Group Holdings PLC, 5.750%, Due 12/31/2049, (5 yr. U.K. Government Bond + 4.170%)B D	GBP	1,700,000	1,678,622
QBE Insurance Group Ltd., 5.250%, Due 5/16/2025, (5 Yr. CMT + 3.047%)B C D		1,000,000	917,952

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 48.50% (continued)

Financial - 39.25% (continued)

Insurance - 9.37% (continued)
UnipolSai Assicurazioni SpA, 6.375%, Due 4/27/2030, (5 Yr. EUR Swap + 6.744%)B C D	EUR	1,040,000	$976,623

			10,281,727

Real Estate - 0.32%
Heimstaden AB, 4.250%, Due 3/9/2026D	EUR	600,000	351,874

Savings & Loans - 3.88%
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)B C D	GBP	1,600,000	1,874,803
Nationwide Building Society, 10.250%, Due 12/31/2049, Series CCDSC D F	GBP	1,636,700	2,380,526

			4,255,329

Total Financial			43,045,809

Industrial - 1.43%

Building Materials - 0.24%
Cemex SAB de CV, 5.125%, Due 6/8/2026, (5 Yr. CMT + 4.534%)B C D		$300,000	266,983

Machinery - Construction & Mining - 0.29%
Siemens Energy Finance BV, 4.000%, Due 4/5/2026D	EUR	300,000	319,630

Transportation - 0.90%
Mobico Group PLC, 4.250%, Due 11/26/2025, (5 yr. U.K. Government Bond + 4.135%)B C D	GBP	455,000	503,452
Zenith Finco PLC, 6.500%, Due 6/30/2027A	GBP	500,000	481,393

			984,845

Total Industrial			1,571,458

Utilities - 0.99%

Electric - 0.76%
ContourGlobal Power Holdings SA, 3.125%, Due 1/1/2028A	EUR	200,000	173,501
National Grid Electricity Distribution PLC, 3.625%, Due 11/6/2023D	GBP	300,000	377,525
SSE PLC, 8.375%, Due 11/20/2028D	GBP	200,000	276,784

			827,810

Water - 0.23%
Severn Trent Utilities Finance PLC, 6.250%, Due 6/7/2029D	GBP	200,000	250,708

Total Utilities			1,078,518

Total Foreign Corporate Obligations (Cost $65,454,442)			53,183,176

ASSET-BACKED OBLIGATIONS - 14.35%
Armada Euro CLO IV DAC, 12.277%, Due 7/15/2033, 4X F, (3 mo. EUR EURIBOR + 9.100%)B D	EUR	700,000	680,964
Carlyle Euro CLO DAC, 8.687%, Due 8/28/2031, 2018 2A D, (3 mo. EUR EURIBOR + 5.230%)A B	EUR	500,000	447,332
Carlyle Global Market Strategies Euro CLO DAC, 8.128%, Due 5/17/2031, 2016 1A DR, (3 mo. EUR EURIBOR + 4.770%)A B	EUR	500,000	459,192
CVC Cordatus Loan Fund X DAC, 9.338%, Due 1/27/2031, 10A F, (3 mo. EUR EURIBOR + 6.050%)A B	EUR	1,000,000	868,235
Dryden 56 Euro CLO DAC, 9.627%, Due 1/15/2032, 2017 56A F, (3 mo. EUR EURIBOR + 6.450%)A B	EUR	1,100,000	950,043
Dryden 62 Euro CLO DAC, 8.027%, Due 7/15/2031, 2017 62X E, (3 mo. EUR EURIBOR + 4.850%)B D	EUR	1,000,000	936,801
Harvest CLO XVI DAC, 8.747%, Due 10/15/2031, 16A ER, (3 mo. EUR EURIBOR + 5.570%)A B	EUR	1,550,000	1,507,836
Penta CLO 9 DAC,
9.301%, Due 7/25/2036, 2021 9A E, (3 mo. EUR EURIBOR + 6.040%)A B	EUR	1,000,000	965,386
12.001%, Due 7/25/2036, 2021 9A F, (3 mo. EUR EURIBOR + 8.740%)A B	EUR	1,000,000	954,356
Providus CLO II DAC, 8.427%, Due 7/15/2031, 2X E, (3 mo. EUR EURIBOR + 5.250%)B D	EUR	545,000	523,654
Rockfield Park CLO DAC, 9.127%, Due 7/16/2034, 1A D, (3 mo. EUR EURIBOR + 5.950%)A B	EUR	1,500,000	1,467,169
RRE 5 Loan Management DAC, 9.527%, Due 1/15/2037, 5A DR, (3 mo. EUR EURIBOR + 6.350%)A B	EUR	1,000,000	983,077
Segovia European CLO DAC, 8.305%, Due 10/18/2031, 2018 5A E, (3 mo. EUR EURIBOR + 5.130%)A B	EUR	1,190,000	1,150,775

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

ASSET-BACKED OBLIGATIONS - 14.35% (continued)
Voya Euro CLO I DAC, 9.587%, Due 10/15/2030, 1X F, (3 mo. EUR EURIBOR + 6.410%)B D	EUR	1,100,000	$971,064
Voya Euro CLO III DAC, 11.077%, Due 4/15/2033, 3X F, (3 mo. EUR EURIBOR + 7.900%)B D	EUR	1,300,000	1,170,429
Voya Euro CLO IV DAC, 9.337%, Due 10/15/2034, 4A ER, (3 mo. EUR EURIBOR + 6.160%)A B	EUR	1,750,000	1,699,932

Total Asset-Backed Obligations (Cost $19,247,374)			15,736,245

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.82% (Cost $1,952,352)
Towd Point Mortgage Funding PLC, 5.779%, Due 10/20/2051, 2019 GR4A ER, (Sterling Overnight Index Average + 1.400%)A B	GBP	1,600,000	1,992,440

U.S. TREASURY OBLIGATIONS - 25.22%
U.S. Treasury Notes,
2.875%, Due 10/31/2023		$2,150,000	2,132,615
1.875%, Due 2/15/2032		1,907,900	1,633,341
2.875%, Due 5/15/2032		3,980,000	3,688,341
4.125%, Due 11/15/2032		6,632,500	6,773,440
3.500%, Due 2/15/2033		13,015,000	12,671,323
3.375%, Due 5/15/2033		790,000	761,486

Total U.S. Treasury Obligations (Cost $28,161,836)			27,660,546

	Shares

SHORT-TERM INVESTMENTS - 3.08% (Cost $3,383,500)

Investment Companies - 3.08%
American Beacon U.S. Government Money Market Select Fund, 4.97%G H		3,383,500	3,383,500

TOTAL INVESTMENTS - 98.43% (Cost $124,566,129)			107,944,854
OTHER ASSETS, NET OF LIABILITIES - 1.57%			1,719,538

TOTAL NET ASSETS - 100.00%			$109,664,392

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $25,392,715 or 23.15% of net assets. The Fund has no right to demand registration of these securities.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2023.

C Perpetual maturity. The date shown, if any, is the next call date.

D Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

E Default Security. At period end, the amount of securities in default was $27,000 or 0.02% of net assets.

F Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

G The Fund is affiliated by having the same investment advisor.

H 7-day yield.

CLO - Collateralized Loan Obligation.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

EURIBOR - Euro Interbank Offered Rate.

ICE - Intercontinental Exchange.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Schedule of Investments

June 30, 2023

PIK - Payment in Kind.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SONIA - Sterling Overnight Index Average.

Forward Foreign Currency Contracts Open on June 30, 2023:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	227,278	USD	225,963	7/12/2023	SSB	$1,315	$-	$1,315
GBP	232,166	USD	234,017	7/12/2023	SSB	-	(1,851)	(1,851)
EUR	2,234,302	USD	2,231,643	7/12/2023	SSB	2,659	-	2,659
GBP	2,540,101	USD	2,544,274	7/12/2023	SSB	-	(4,173)	(4,173)
USD	35,965,892	EUR	36,474,106	7/12/2023	SSB	-	(508,214)	(508,214)
USD	29,602,130	GBP	30,091,869	7/12/2023	SSB	-	(489,739)	(489,739)
USD	1,140,083	GBP	1,136,744	7/12/2023	SSB	3,339	-	3,339
USD	198,791	EUR	198,483	7/12/2023	SSB	308	-	308
USD	37,933	GBP	38,102	7/12/2023	SSB	-	(169)	(169)

						$7,621	$(1,004,146)	$(996,525)

*	All values denominated in USD.

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2023, the investments were classified as described below:

TwentyFour Strategic Income Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$5,988,947	$-	$5,988,947
Foreign Corporate Obligations	-	53,183,176	-	53,183,176
Asset-Backed Obligations	-	15,736,245	-	15,736,245
Collateralized Mortgage Obligations	-	1,992,440	-	1,992,440
U.S. Treasury Obligations	-	27,660,546	-	27,660,546
Short-Term Investments	3,383,500	-	-	3,383,500

Total Investments in Securities - Assets	$3,383,500	$104,561,354	$-	$107,944,854

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$7,621	$-	$7,621

Total Financial Derivative Instruments - Assets	$-	$7,621	$-	$7,621

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(1,004,146)	$-	$(1,004,146)

Total Financial Derivative Instruments - Liabilities	$-	$(1,004,146)	$-	$(1,004,146)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

CORPORATE OBLIGATIONS - 14.93%

Communications - 3.47%

Media - 0.76%
Discovery Communications LLC, 2.500%, Due 9/20/2024	GBP	100,000	$120,670

Telecommunications - 2.71%
AT&T, Inc., 2.400%, Due 3/15/2024	EUR	150,000	161,736
T-Mobile USA, Inc., 3.500%, Due 4/15/2025		$148,000	142,264
Verizon Communications, Inc., 4.073%, Due 6/18/2024	GBP	100,000	124,715

			428,715

Total Communications			549,385

Consumer, Cyclical - 0.44%

Entertainment - 0.44%
Warnermedia Holdings, Inc., 3.428%, Due 3/15/2024		71,000	69,706

Consumer, Non-Cyclical - 2.78%

Health Care - Services - 0.86%
HCA, Inc., 5.250%, Due 6/15/2026		138,000	136,454

Household Products/Wares - 1.55%
Haleon U.S. Capital LLC, 3.024%, Due 3/24/2024		250,000	244,566

Pharmaceuticals - 0.37%
Becton Dickinson & Co., 3.363%, Due 6/6/2024		60,000	58,706

Total Consumer, Non-Cyclical			439,726

Financial - 5.66%

Banks - 3.71%
Bank of America Corp., 2.300%, Due 7/25/2025A	GBP	100,000	116,514
Citigroup, Inc., 2.750%, Due 1/24/2024	GBP	225,000	280,338
Wells Fargo Bank NA, 5.250%, Due 8/1/2023A	GBP	150,000	190,264

			587,116

Insurance - 1.18%
New York Life Global Funding, 1.625%, Due 12/15/2023A	GBP	150,000	186,612

REITS - 0.77%
Digital Stout Holding LLC, 4.250%, Due 1/17/2025A	GBP	100,000	121,985

Total Financial			895,713

Technology - 2.58%

Software - 2.58%
Fidelity National Information Services, Inc., 1.100%, Due 7/15/2024	EUR	150,000	158,149
Fiserv, Inc., 2.250%, Due 7/1/2025	GBP	130,000	151,386
VMware, Inc., 1.000%, Due 8/15/2024		105,000	99,403

			408,938

Total Technology			408,938

Total Corporate Obligations (Cost $2,384,676)			2,363,468

FOREIGN CORPORATE OBLIGATIONS - 58.30%

Communications - 4.13%

Telecommunications - 4.13%
Deutsche Telekom International Finance BV, 1.250%, Due 10/6/2023A	GBP	130,000	163,174

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 58.30% (continued)

Communications - 4.13% (continued)

Telecommunications - 4.13% (continued)
Orange SA, 5.000%, Due 10/1/2026, (5 yr. EUR Swap + 3.990%)A B C	EUR	200,000	$216,887
Telefonica Emisiones SA, 5.375%, Due 2/2/2026A	GBP	50,000	61,545
Telefonica Europe BV, 4.375%, Due 12/14/2024, (6 yr. EUR Swap + 4.107%)A B C	EUR	200,000	212,784

			654,390

Total Communications			654,390

Consumer, Cyclical - 1.03%

Distribution/Wholesale - 1.03%
Bunzl Finance PLC, 2.250%, Due 6/11/2025A	GBP	140,000	163,532

Consumer, Non-Cyclical - 2.08%

Commercial Services - 0.95%
Experian Finance PLC, 2.125%, Due 9/27/2024A	GBP	125,000	150,920

Food - 1.13%
Tesco Corporate Treasury Services PLC, 2.500%, Due 5/2/2025A	GBP	150,000	178,041

Total Consumer, Non-Cyclical			328,961

Financial - 36.07%

Banks - 16.38%
Argenta Spaarbank NV, 1.000%, Due 2/6/2024A	EUR	200,000	213,930
Banco Santander SA, 2.750%, Due 9/12/2023A	GBP	100,000	126,136
Barclays PLC, 3.750%, Due 11/22/2030, (5 yr. U.K. Government Bond + 3.750%)A C	GBP	200,000	227,105
BNP Paribas SA,
1.125%, Due 11/22/2023A	EUR	100,000	107,974
2.000%, Due 5/24/2031, (5 yr. U.K. Government Bond + 1.650%)A C	GBP	200,000	213,221
BPCE SA, 1.375%, Due 12/23/2026A	GBP	100,000	106,935
Credit Agricole SA, 7.375%, Due 12/18/2023	GBP	150,000	190,575
HSBC Holdings PLC, 2.256%, Due 11/13/2026, (1 yr. GBP SONIA Linked ICE Swap + 1.317%)A C	GBP	100,000	113,175
ING Groep NV, 5.000%, Due 8/30/2026, (Sterling Overnight Index Average + 1.510%)A C	GBP	100,000	121,565
Lloyds Bank PLC, 7.625%, Due 4/22/2025A	GBP	120,000	153,744
Lloyds Banking Group PLC, 1.985%, Due 12/15/2031, (5 yr. U.K. Government Bond + 1.600%)C	GBP	120,000	125,868
NatWest Group PLC, 3.622%, Due 8/14/2030, (5 yr. U.K. Government Bond + 3.550%)A C	GBP	200,000	233,710
Paragon Banking Group PLC, 4.375%, Due 9/25/2031, (5 yr. U.K. Government Bond + 3.956%)A C	GBP	100,000	106,119
Santander U.K. Group Holdings PLC, 3.625%, Due 1/14/2026A	GBP	100,000	115,976
Standard Chartered PLC, 2.500%, Due 9/9/2030, (5 yr. EUR Swap + 2.800%)A C	EUR	165,000	167,002
Virgin Money UK PLC,
7.875%, Due 12/14/2028, (5 yr. U.K. Government Bond + 7.128%)A C	GBP	125,000	157,402
5.125%, Due 12/11/2030, (5 yr. U.K. Government Bond + 5.250%)A C	GBP	100,000	113,993

			2,594,430

Financial Services - 0.97%
Close Brothers Group PLC, 2.000%, Due 9/11/2031, (5 yr. U.K. Government Bond + 1.700%)A C	GBP	150,000	153,070

Insurance - 13.58%
Admiral Group PLC, 5.500%, Due 7/25/2024A	GBP	100,000	125,260
ASR Nederland NV, 5.125%, Due 9/29/2045, (5 yr. EUR Swap + 5.200%)A C	EUR	100,000	107,302
Aviva PLC, 6.125%, Due 11/14/2036, (5 yr. U.K. Government Bond + 2.850%)A C	GBP	100,000	121,945
AXA SA, 5.453%, Due 3/4/2026, (12 yr. GBP SONIA Linked ICE Swap + 4.000%)A B C	GBP	150,000	184,583
BUPA Finance PLC, 5.000%, Due 12/8/2026A	GBP	100,000	117,579
Caisse Nationale de Reassurance Mutuelle Agricole Groupama, 6.375%, Due 5/28/2024, (3 mo. EUR EURIBOR + 5.770%)A B C	EUR	100,000	109,135
CNP Assurances, 4.250%, Due 6/5/2045, (5 yr. EUR Swap + 3.600%)A C	EUR	100,000	106,288
Legal & General Group PLC, 5.375%, Due 10/27/2045, (5 yr. U.K. Government Bond + 4.580%)A C	GBP	200,000	240,836
Pension Insurance Corp. PLC, 6.500%, Due 7/3/2024A	GBP	240,000	301,157
Phoenix Group Holdings PLC, 6.625%, Due 12/18/2025A	GBP	150,000	185,805

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

FOREIGN CORPORATE OBLIGATIONS - 58.30% (continued)

Financial - 36.07% (continued)

Insurance - 13.58% (continued)
QBE Insurance Group Ltd., 6.750%, Due 12/2/2044, (10 yr. USD Swap + 4.300%)A C		$200,000	$197,451
Rothesay Life PLC,
8.000%, Due 10/30/2025A	GBP	190,000	240,333
3.375%, Due 7/12/2026A	GBP	100,000	112,634

			2,150,308

Real Estate - 0.69%
Telereal Securitisation PLC, 1.963%, Due 12/10/2033, Series B2, (Sterling Overnight Index Average + 4.440%)A C	GBP	98,870	109,010

Savings & Loans - 4.45%
Coventry Building Society, 6.875%, Due 9/18/2024, (5 yr. U.K. Government Bond + 6.111%)A B C	GBP	200,000	234,350
Nationwide Building Society,
5.875%, Due 12/20/2024, (5 yr. U.K. Government Bond + 5.390%)A B C	GBP	200,000	236,474
6.178%, Due 12/7/2027, (1 yr. GBP SONIA Linked ICE Swap + 2.213%)A C	GBP	100,000	122,897
Skipton Building Society, 2.000%, Due 10/2/2026, (1 yr. U.K. Government Bond + 2.150%)A C	GBP	100,000	111,901

			705,622

Total Financial			5,712,440

Industrial - 3.46%

Miscellaneous Manufacturing - 1.48%
Siemens Financieringsmaatschappij NV, 1.000%, Due 2/20/2025A	GBP	200,000	234,534

Transportation - 1.49%
Mobico Group PLC,
2.500%, Due 11/11/2023A	GBP	100,000	125,222
4.250%, Due 11/26/2025, (5 yr. U.K. Government Bond + 4.135%)A B C	GBP	100,000	110,649

			235,871

Trucking & Leasing - 0.49%
Porterbrook Rail Finance Ltd., 7.125%, Due 10/20/2026	GBP	60,000	77,459

Total Industrial			547,864

Utilities - 11.53%

Electric - 8.29%
E.ON International Finance BV, 5.625%, Due 12/6/2023A	GBP	200,000	253,294
National Grid Electricity Distribution PLC, 3.625%, Due 11/6/2023A	GBP	200,000	251,683
NGG Finance PLC, 5.625%, Due 6/18/2073, Series GBP, (12 yr. GBP Swap + 3.480%)A C	GBP	100,000	120,650
NIE Finance PLC, 6.375%, Due 6/2/2026A	GBP	100,000	126,085
Orsted AS, 2.250%, Due 11/24/3017, (5 yr. EUR Swap + 1.899%)A C	EUR	200,000	208,399
SSE PLC, 3.740%, Due 1/14/2026, (5 yr. U.K. Government Bond + 3.756%)A B C	GBP	120,000	137,427
TenneT Holding BV, 2.995%, Due 3/1/2024, (5 yr. EUR Swap + 2.533%)A B C	EUR	200,000	214,558

			1,312,096

Gas - 1.75%
Cadent Finance PLC, 0.625%, Due 9/22/2024A	EUR	150,000	156,919
Centrica PLC, 5.250%, Due 4/10/2075, (5 yr. GBP Swap + 3.611%)A C	GBP	100,000	119,644

			276,563

Water - 1.49%
Severn Trent Utilities Finance PLC, 3.625%, Due 1/16/2026A	GBP	200,000	236,324

Total Utilities			1,824,983

Total Foreign Corporate Obligations (Cost $9,783,204)			9,232,170

FOREIGN SOVEREIGN OBLIGATIONS - 4.92% (Cost $771,754)
U.K. Gilts, 0.625%, Due 6/7/2025A	GBP	670,000	779,254

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2023

	Principal Amount*		Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 6.01%
Castell PLC, 5.735%, Due 11/25/2053, 2021 1 A, (Sterling Overnight Index Average + 0.850%)A C	GBP	166,554	$210,569
Together Asset-Backed Securitisation PLC, 5.124%, Due 7/12/2063, 2021 1ST1 A, (Sterling Overnight Index Average + 0.700%)A C	GBP	88,561	111,696
Tower Bridge Funding PLC,
6.547%, Due 11/20/2063, 2021 2 D, (Sterling Overnight Index Average + 1.800%)A C	GBP	169,000	205,925
6.649%, Due 7/21/2064, 2021 1 D, (Sterling Overnight Index Average + 2.150%)A C	GBP	212,000	266,366
Twin Bridges PLC, 6.965%, Due 3/12/2055, 2021 1 D, (Sterling Overnight Index Average + 2.100%)A C	GBP	130,000	157,858

Total Collateralized Mortgage Obligations (Cost $1,041,925)			952,414

SHORT-TERM INVESTMENTS - 8.17%

U.S. TREASURY OBLIGATIONS - 8.17%
U.S. Treasury Bills,
4.889%, Due 8/1/2023		$500,000	497,962
4.927%, Due 8/10/2023		800,000	795,668

Total Short-Term Investments (Cost $1,293,727)			1,293,630

TOTAL INVESTMENTS - 92.33% (Cost $15,275,286)			14,620,936
OTHER ASSETS, NET OF LIABILITIES - 7.67%			1,214,773

TOTAL NET ASSETS - 100.00%			$15,835,709

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

A Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

B Perpetual maturity. The date shown, if any, is the next call date.

C Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on June 30, 2023.

EURIBOR - Euro Interbank Offered Rate.

GILT - Bank of England Bonds.

ICE - Intercontinental Exchange.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REIT - Real Estate Investment Trust.

SONIA - Sterling Overnight Index Average.

Forward Foreign Currency Contracts Open on June 30, 2023:
Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
GBP	39,582	USD	39,623	7/12/2023	SSB	$-	$(41)	$(41)
GBP	66,812	USD	67,322	7/12/2023	SSB	-	(510)	(510)
USD	10,544,989	GBP	10,631,283	7/12/2023	SSB	-	(86,294)	(86,294)
USD	2,097,677	EUR	2,121,710	7/12/2023	SSB	-	(24,033)	(24,033)
USD	208,611	EUR	210,444	7/12/2023	SSB	-	(1,833)	(1,833)

						$-	$(112,711)	$(112,711)

*	All values denominated in USD.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Schedule of Investments

June 30, 2023

Glossary:

Counterparty Abbreviations:
SSB	State Street Bank & Trust Co.

Currency Abbreviations:
EUR	Euro
GBP	Pound Sterling
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2023, the investments were classified as described below:

TwentyFour Sustainable Short Term Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$2,363,468	$-	$2,363,468
Foreign Corporate Obligations	-	9,232,170	-	9,232,170
Foreign Sovereign Obligations	-	779,254	-	779,254
Collateralized Mortgage Obligations	-	952,414	-	952,414
Short-Term Investments	-	1,293,630	-	1,293,630

Total Investments in Securities - Assets	$-	$14,620,936	$-	$14,620,936

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(112,711)	$-	$(112,711)

Total Financial Derivative Instruments - Liabilities	$-	$(112,711)	$-	$(112,711)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended June 30, 2023, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2023

	SSI Alternative Income Fund	TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†	$97,824,970	$104,561,354	$14,620,936
Investments in affiliated securities, at fair value‡	5,813,495	3,383,500	-
Foreign currency, at fair value^	-	217,525	243,391
Cash	-	-	919,032
Cash with brokers	20,235,087	115	-
Dividends and interest receivable	602,642	1,417,355	209,323
Receivable for investments sold	702,389	82,093	-
Receivable for fund shares sold	-	1,255,255	9,000
Receivable for tax reclaims	-	16,291	279
Receivable for expense reimbursement (Note 2)	14,413	-	7,654
Unrealized appreciation from forward foreign currency contracts	-	7,621	-
Prepaid expenses	113,667	42,212	27,401

Total assets	125,306,663	110,983,321	16,037,016

Liabilities:
Payable for investments purchased	2,409,616	98,194	-
Payable for fund shares redeemed	243,631	9,420	-
Payable for expense recoupment (Note 2)	-	6,254	-
Securities sold short, at fair value±	19,850,105	-	-
Dividends and interest expense payable	1,132	-	-
Management and sub-advisory fees payable (Note 2)	69,693	60,028	7,032
Service fees payable (Note 2)	364	8,927	472
Transfer agent fees payable (Note 2)	35,617	8,090	1,466
Custody and fund accounting fees payable	9,954	16,642	8,612
Professional fees payable	69,534	84,715	67,133
Trustee fees payable (Note 2)	235	218	31
Payable for prospectus and shareholder reports	8,479	17,964	2,598
Unrealized depreciation from forward foreign currency contracts	-	1,004,146	112,711
Other liabilities	10,133	4,331	1,252

Total liabilities	22,708,493	1,318,929	201,307

Net assets	$102,598,170	$109,664,392	$15,835,709

Analysis of net assets:
Paid-in-capital	$112,466,013	$171,053,490	$18,117,556
Total distributable earnings (deficits)A	(9,867,843)	(61,389,098)	(2,281,847)

Net assets	$102,598,170	$109,664,392	$15,835,709

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2023

	SSI Alternative Income Fund	TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	23,156	970,509	N/A

Y Class	10,411,162	10,219,980	821,720

Investor Class	188,205	1,290,115	N/A

A Class	N/A	649,190	15,007

C Class	N/A	655,073	63,592

R6 Class	N/A	N/A	971,501

Net assets:
R5 Class	$223,692	$7,782,080	N/A

Y Class	$100,552,992	$81,509,591	$6,923,318

Investor Class	$1,821,486	$10,133,625	N/A

A Class	N/A	$5,107,605	$125,866

C Class	N/A	$5,131,491	$519,021

R6 Class	N/A	N/A	$8,267,504

Net asset value, offering and redemption price per share:
R5 Class	$9.66	$8.02	N/A

Y Class	$9.66	$7.98	$8.43

Investor Class	$9.68	$7.85	N/A

A Class	N/A	$7.87	$8.39

A Class (offering price)	N/A	$8.18	$8.61

C Class	N/A	$7.83	$8.16

R6 Class	N/A	N/A	$8.51

† Cost of investments in unaffiliated securities	$102,715,182	$121,182,629	$15,275,286
‡ Cost of investments in affiliated securities	$5,813,495	$3,383,500	$-
^ Cost of foreign currency	$-	$216,040	$243,498
± Proceeds of securities sold short	$19,400,511	$-	$-

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the year ended June 30, 2023

	SSI Alternative Income Fund	TwentyFour Strategic Income Fund	TwentyFour Sustainable Short Term Bond Fund
Investment income:
Dividend income from unaffiliated securities	$770,213	$-	$-
Dividend income from affiliated securities (Note 2)	283,299	99,726	-
Interest income (net of foreign taxes)†	3,712,848	7,232,530	471,259
Interest income from short securities held at broker	886,431	-	-
Other income	-	870	25

Total investment income	5,652,791	7,333,126	471,284

Expenses:
Management and sub-advisory fees (Note 2)	1,446,057	823,894	83,209
Transfer agent fees:
R5 Class (Note 2)	-	2,685	-
Y Class (Note 2)	85,541	94,030	6,441
Investor Class	1,268	1,836	-
A Class	-	252	-
C Class	-	241	-
R6 Class	-	-	346
Custody and fund accounting fees	51,161	53,823	41,366
Professional fees	91,094	119,468	61,448
Registration fees and expenses	48,318	87,717	62,396
Service fees (Note 2):
Investor Class	3,421	46,613	-
A Class	-	5,291	329
C Class	-	3,304	56
Distribution fees (Note 2):
A Class	-	12,871	293
C Class	-	53,417	2,090
Prospectus and shareholder report expenses	25,019	45,560	-
Trustee fees (Note 2)	10,932	11,807	1,446
Prime broker fees	204,016	-	-
Dividends and interest on securities sold short	215,366	-	-
Loan expense (Note 9)	995	11,020	84
Other expenses	16,322	31,159	10,956

Total expenses	2,199,510	1,404,988	270,460

Net fees waived and expenses (reimbursed) (Note 2)	(115,232)	(325,416)	(190,316)
Net sub-advisory fees waived (Note 2)	(245,263)	-	-

Net expenses	1,839,015	1,079,572	80,144

Net investment income	3,813,776	6,253,554	391,140

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	(4,474,073)	(28,965,900)	(535,423)
Purchased options contracts	(1,640,354)	-	-
Foreign currency transactions	-	3,789,793	145,958
Forward foreign currency contracts	-	819,252	(191,587)
Swap agreements	-	(298)	-
Written options contracts	1,114,222	-	-
Short sales	4,146,062	-	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesB	10,018,200	26,685,106	993,202
Purchased options contracts	(158,893)	-	-
Foreign currency transactions	-	402,521	17,294
Forward foreign currency contracts	-	(4,581,649)	(380,583)
Written options contracts	55,179	-	-
Short sales	(6,756,384)	-	-

Net gain (loss) from investments	2,303,959	(1,851,175)	48,861

Net increase in net assets resulting from operations	$6,117,735	$4,402,379	$440,001

† Foreign taxes	$1,747	$(502)	$-

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	SSI Alternative Income Fund		TwentyFour Strategic Income Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$3,813,776	$1,754,887	$6,253,554	$8,342,278
Net realized gain (loss) from investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, swap agreements, written options contracts, and short sales	(854,143)	(1,011,103)	(24,357,153)	12,180,234
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, written options contracts, and short sales	3,158,102	(9,957,148)	22,505,978	(51,849,672)

Net increase (decrease) in net assets resulting from operations	6,117,735	(9,213,364)	4,402,379	(31,327,160)

Distributions to shareholders:
Total retained earnings:
R5 Class	(4,496)	(12,714)	(786,113)	(365,658)
Y Class	(1,800,007)	(14,337,581)	(15,125,690)	(7,255,633)
Investor Class	(6,033)	(172,653)	(1,961,048)	(869,035)
A Class	-	-	(867,982)	(266,001)
C Class	-	-	(851,694)	(231,582)
R6 Class	-	-	-	-

Net distributions to shareholders	(1,810,536)	(14,522,948)	(19,592,527)	(8,987,909)

Capital share transactions (Note 10):
Proceeds from sales of shares	19,921,902	62,702,235	65,483,292	99,427,210
Reinvestment of dividends and distributions	1,485,788	11,894,946	19,259,367	8,938,781
Cost of shares redeemed	(53,150,018)	(51,560,977)	(133,069,665)	(130,016,616)

Net increase (decrease) in net assets from capital share transactions	(31,742,328)	23,036,204	(48,327,006)	(21,650,625)

Net increase (decrease) in net assets	(27,435,129)	(700,108)	(63,517,154)	(61,965,694)

Net assets:
Beginning of year	130,033,299	130,733,407	173,181,546	235,147,240

End of year	$102,598,170	$130,033,299	$109,664,392	$173,181,546

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	TwentyFour Sustainable Short Term Bond Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
Increase (decrease) in net assets:
Operations:
Net investment income	$391,140	$200,021
Net realized gain (loss) from investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, swap agreements, written options contracts, and short sales	(581,052)	1,246,505
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, purchased options contracts, foreign currency transactions, forward foreign currency contracts, written options contracts, and short sales	629,913	(2,187,327)

Net increase (decrease) in net assets resulting from operations	440,001	(740,801)

Distributions to shareholders:
Total retained earnings:
R5 Class	-	-
Y Class	(765,187)	(59,030)
Investor Class	-	-
A Class	(12,601)	(3,936)
C Class	(15,336)	(2,760)
R6 Class	(1,029,403)	(214,410)

Net distributions to shareholders	(1,822,527)	(280,136)

Capital share transactions (Note 10):
Proceeds from sales of shares	3,335,351	5,934,254
Reinvestment of dividends and distributions	771,486	59,898
Cost of shares redeemed	(1,470,420)	(840,656)

Net increase (decrease) in net assets from capital share transactions	2,636,417	5,153,496

Net increase (decrease) in net assets	1,253,891	4,132,559

Net assets:
Beginning of year	14,581,818	10,449,259

End of year	$15,835,709	$14,581,818

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. Effective March 15, 2023, the American Beacon TwentyFour Sustainable Short Term Bond Fund changed from non-diversified to diversified within the meaning of the Act. The American Beacon SSI Alternative Income Fund and the American Beacon TwentyFour Strategic Income Fund are diversified, as defined by the Act. As of June 30, 2023, the Trust consists of twenty-five active series, three of which are presented in this filing: American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-two active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

On July 11, 2023, (i) RIH, RIM and certain of their affiliates, and (ii) the current owners of approximately 93% of RIH (the “Current Ownership Group”) entered into a transaction agreement with certain creditors of RIM (the “Lender Group”) pursuant to which (i) all equity interests in RIH would be cancelled, (ii) new RIH equity interests would be issued to members of the Lender Group, and (iii) the existing credit agreements between RIM and the Lender Group would be terminated and a new credit agreement would be executed (“Transaction”). The Lender Group consists of various institutional investment funds (“New Ownership Group”) that are managed by financial institutions and other investment advisory firms. The address of the New Ownership Group will be 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Upon the closing of the Transaction, the Manager will be wholly-owned indirectly by the New Ownership Group, rather than the Current Ownership Group. The Transaction is expected to close in the fourth calendar quarter of 2023, subject to the satisfaction of certain closing conditions. The Transaction will result in a change of control of the Manager and the termination of the Fund’s management and investment advisory agreements. The Board has approved a new management agreement with the Manager and a new investment advisory agreement between the Manager and the sub-advisors that would become effective upon the closing of the Transaction. A meeting of the shareholders of the Funds in the American Beacon Funds Complex that were operational as of July 31, 2023, will be called to consider the new management agreement and such other matters as may properly come before the meeting. In advance of the meeting, proxy materials will be sent to those shareholders regarding the new management agreement and any other matters proposed for shareholder approval. There are no anticipated changes in the services provided by the Manager or sub-advisors or in the fee rates charged by the Manager to the Fund.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848); Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform. The guidance is applicable to contracts referencing London Inter-bank Offered Rate (“LIBOR”) or another reference rate that is expected to be discontinued due to reference rate reform. The ASU is effective as of March 12, 2020 and generally can be applied

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

through December 31, 2022. In December 2022, the FASB issued ASU No. 2022-06 Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848 which updates and clarifies ASU No. 2020-04. The amendments in this ASU defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management expects these ASUs will not have a material impact on the Funds’ financial statements.

In June 2022, the FASB issued ASU No. 2022-03, Fair Value Measurement (Topic 820); Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions, which provides clarifying guidance that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The ASU is effective for fiscal years beginning after December 15, 2023, and interim periods within those fiscal years. Management expects the ASU will not have a material impact on the Funds’ financial statements.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third-party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The SSI Alternative Income Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a semi-annual basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income and realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with SSI Investment Management LLC and TwentyFour Asset Management (US) LP (the “Sub-Advisors”) pursuant to which the Funds have agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on each Fund’s average daily net assets according to the following schedule:

SSI Alternative Income Fund

First $300 million	0.95%
Over $300 million	0.85%

TwentyFour Strategic Income Fund

First $1 billion	0.32%
Over $1 billion	0.27%

TwentyFour Sustainable Short Term Bond Fund

First $200 million	0.20%
Next $200 million	0.185%
Next $700 million	0.175%
Over $1.1 billion	0.17%

Effective December 20, 2022, the Sub-Advisor to the SSI Alternative Income Fund has contractually agreed to waive a portion of its sub-advisory fee equal to 0.44% of the SSI Alternative Income Fund’s average daily net assets managed by the Sub-Advisor through October 31, 2024. The contractual fee waiver by the Sub-Advisor can be modified only in the discretion and with the approval of a majority of the Board. For the year ended June 30, 2023, the Sub-Advisor waived $245,263 of its sub-advisory fees.

The Management and Sub-Advisory Fees paid by each Fund for the year ended June 30, 2023 were as follows:

SSI Alternative Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$389,323
Sub-Advisory Fees	0.95%	1,056,734

Total	1.30%	$1,446,057

TwentyFour Strategic Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$430,392
Sub-Advisory Fees	0.32%	393,502

Total	0.67%	$823,894

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

TwentyFour Sustainable Short Term Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$52,951
Sub-Advisory Fees	0.20%	30,258

Total	0.55%	$83,209

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the TwentyFour Strategic Income Fund and the TwentyFour Sustainable Short Term Bond Fund. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the year ended June 30, 2023, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
SSI Alternative Income	$85,541
TwentyFour Strategic Income	93,790
TwentyFour Sustainable Short Term Bond	6,171

As of June 30, 2023, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
SSI Alternative Income	$6,023
TwentyFour Strategic Income	6,823
TwentyFour Sustainable Short Term Bond	556

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds listed below held the following shares with a June 30, 2023 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	June 30, 2023 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	June 30, 2023 Fair Value
U.S. Government Money Market Select	Direct	SSI Alternative Income	$5,813,495	$-	$-	$283,299	$5,813,495
U.S. Government Money Market Select	Direct	TwentyFour Strategic Income	3,383,500	-	-	99,726	3,383,500

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended June 30, 2023, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
SSI Alternative Income	$7,459
TwentyFour Strategic Income	2,506

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended June 30, 2023, the SSI Alternative Income Fund borrowed on average $1,058,327 for 2 days at an average interest rate of 3.14% with interest charges of $182 and the TwentyFour Strategic Income Fund borrowed on average $2,894,258 for 21 days at an average interest rate of 4.30% with interest charges of $6,493. These amounts are recorded as “Other expenses” in the Statements of Operations. For the year ended June 30, 2023, the TwentyFour Sustainable Short Term Bond Fund did not utilize the credit facility.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Expense Reimbursement Plan
The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through October 31, 2024, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the year ended June 30, 2023, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap						Expiration of Reimbursed Expenses
Fund	Class	7/1/2022 – 10/31/2022	11/1/2022 – 12/21/2022	12/22/2022 – 06/30/2023	Reimbursed Expenses	(Recouped) Expenses
SSI Alternative Income	R5	1.49%	N/A	0.92%	$208	$(1	)*	2025-2026
SSI Alternative Income	Y	1.56%	1.56%	0.99%	111,272	-		2025-2026
SSI Alternative Income	Investor	1.81%	1.81%	1.24%	3,752	-		2025-2026
TwentyFour Strategic Income	R5	0.72%	0.72%	0.72%	14,659	-		2025-2026
TwentyFour Strategic Income	Y	0.80%	0.80%	0.80%	249,442	(8,264	)*	2025-2026
TwentyFour Strategic Income	Investor	1.09%	1.09%	1.09%	32,868	(1,258	)*	2025-2026
TwentyFour Strategic Income	A	1.00%	1.00%	1.00%	16,084	-		2025-2026
TwentyFour Strategic Income	C	1.81%	1.79%	1.79%	12,363	(389	)*	2025-2026
TwentyFour Sustainable Short Term Bond	Y	0.57%	0.57%	0.57%	77,614	-		2025-2026
TwentyFour Sustainable Short Term Bond	A	0.87%	0.87%	0.87%	1,623	-		2025-2026
TwentyFour Sustainable Short Term Bond	C	1.62%	1.62%	1.62%	2,351	-		2025-2026
TwentyFour Sustainable Short Term Bond	R6	0.47%	0.47%	0.47%	108,728	-		2025-2026

* These amounts represent Recouped Expenses from prior fiscal years and are reflected in Other expenses on the Statements of Operations.

Of the above amounts, $14,413 and $7,654 were disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at June 30, 2023 for the SSI Alternative Income Fund and TwentyFour Sustainable Short Term Bond Fund, respectively. Of the above amounts, $6,254 was disclosed as a Payable for expense recoupment on the Statements of Assets and Liabilities at June 30, 2023 for the TwentyFour Strategic Income Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of contractual or voluntary fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025 and 2026. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
SSI Alternative Income	$1	$-	$93,358	2022-2023
SSI Alternative Income	-	62,663	-	2023-2024
SSI Alternative Income	-	16,937	-	2024-2025
TwentyFour Strategic Income	9,707	-	237,268	2022-2023
TwentyFour Strategic Income	204	265,776	-	2023-2024
TwentyFour Strategic Income	-	307,340	-	2024-2025
TwentyFour Sustainable Short Term Bond	-	-	168,883	2022-2023
TwentyFour Sustainable Short Term Bond	-	323,848	-	2023-2024
TwentyFour Sustainable Short Term Bond	-	234,153	-	2024-2025

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of June 30, 2023, based on management’s evaluation of the shareholder account base, one account has been identified as representing an unaffiliated significant ownership of approximately 54% for the SSI Alternative Income Fund and one shareholder has been identified as representing an affiliated significant ownership of approximately 53% for the TwentyFour Sustainable Short Term Bond Fund.

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the year ended June 30, 2023, RID collected $3,534 for the TwentyFour Strategic Income Fund from the sale of A Class Shares. During the year ended June 30, 2023 there were not A Class Shares sales charges collected from TwentyFour Sustainable Short Term Bond Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the year ended June 30, 2023, there were no CDSC fees collected for the A Class Shares of TwentyFour Strategic Income Fund or TwentyFour Sustainable Short Term Bond Fund.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the year ended June 30, 2023, CDSC fees of $11,480 were collected for the C Class Shares of TwentyFour Strategic Income Fund. There were no CDSC Fees collected for the C Class Shares of TwentyFour Sustainable Short Term Bond Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The Valuation Rule also defines when market quotations are “readily available,” which is the threshold for determining whether a Fund must fair value a security. Among other things, the Valuation Rule permits the Board to designate the Manager as “valuation designee” to perform the Fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the Board receives the information it needs to oversee the Manager’s fair value determinations. Effective September 8, 2022, the Board has designated the Manager as valuation designee to perform fair value functions in accordance with the requirements of the Valuation Rule. Prior to September 8, 2022, fair value determinations were made pursuant to methodologies approved by the Board.

Securities may be valued at fair value, as determined in good faith and pursuant to the Manager’s procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used for fixed-income securities and when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all a Fund’s portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Manager, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Manager’s Valuation Committee may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust Manager’s fair valuation procedures for a Fund.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, preferred securities and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

With respect to a Fund’s investments that do not have readily available market quotations, the Board has designated the Adviser as its valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). If market prices are not readily available or are deemed unreliable, the Valuation Designee will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Valuation Designee may cause the NAV of a Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if a Fund were to sell the investment at approximately the time at which a Fund determines its NAV.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Asset-Backed and Mortgage-Related Securities

ABS are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. A Fund, the Manager, and the sub-advisor do not select the loans or other assets that are included in the collateral backing those pools.

A Fund may also invest in debt obligations of U.S. Government-sponsored enterprises, including Fannie Mae, Freddie Mac, FFCB and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers’ right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property.

The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund may invest in ABS and mortgage-related securities, including CMOs and mortgage-related securities issued by private organizations which are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities Fannie Mae, a government sponsored corporation owned entirely by private stockholders, and Freddie Mac, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. Mortgage-related securities are pools created by non-governmental issuers generally offering a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Debt and Other Fixed-Income Securities

Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates may be prepaid by their issuers, thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges

ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Floating Rate Securities

The coupons on certain fixed income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Foreign Debt Securities

The TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund may each invest a significant portion of its assets in a particular geographic region or country. The TwentyFour Strategic Income Fund may invest significantly in emerging markets and may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging market indices. Sovereign debt securities are typically issued or guaranteed by national governments in order to finance the issuing country’s growth and/or budget. Investing in foreign sovereign debt securities will expose the Funds to the direct or indirect consequences of political, social or economic changes in the countries that issue the debt securities. Quasi-sovereign debt securities are debt securities either explicitly guaranteed by a foreign government or their agencies or whose majority shareholder is a foreign government. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal. Obligations of a supranational entity may be denominated in foreign currencies.

High-Yield Bonds

High-yield, non-investment-grade bonds (also known as “junk bonds”) are low-quality, high-risk corporate bonds that generally offer a high level of current income. These bonds are considered speculative by rating organizations. For example, Moody’s, S&P Global Ratings (“S&P Global”) and Fitch, Inc. rate them below Baa and BBB, respectively. High-yield bonds are often issued as a result of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, or other similar events. They may also be issued by smaller, less creditworthy companies or by highly leveraged firms, which are generally less able to make scheduled payments of interest and principal than more financially stable firms. Because of their low credit quality, high-yield bonds must pay higher interest to compensate investors for the substantial credit risk they assume.

Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

may impair the ability of the issuer to pay income and principal. Changes by rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments in a Fund among securities of different issuers should reduce the risks of owning any such securities separately. The prices of these high yielding securities tend to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Additionally, an economic downturn or an increase in interest rates could have a negative effect on the high-yield securities market and on the market value of the high-yield securities held by a Fund, as well as on the ability of the issuers of such securities to repay principal and interest on their borrowings.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Investment Company Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Restricted securities outstanding during the year ended June 30, 2023 are disclosed in the Notes to the Schedules of Investments.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Payment-In-Kind Securities

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the “Unrealized appreciation (depreciation) of investments” to “Dividend and interest receivable” in the Statements of Assets and Liabilities.

Preferred Stock

Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as “equity REITs”) or invest in mortgages secured by loans on such real estate (known as “mortgage REITs”) or both

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

(known as “hybrid REITs”). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

Short Sales

The SSI Alternative Income Fund may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability. The Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of June 30, 2023, short positions were held by the Fund and are disclosed in the Schedule of Investments. For the same period herein, securities pledged as collateral for short sales are disclosed in the Fund’s Schedule of Investments, and cash collateral for short sales are reflected as “Cash with brokers” on the Statements of Assets and Liabilities.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. A variable rate obligation has a coupon rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the coupon is based. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

A Fund may invest in floaters and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Options Contracts

An option is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security or currency underlying the option at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option has the obligation upon exercise of the option to deliver the underlying security or currency upon payment of the exercise price, in the case of a call option, or to pay the exercise price upon delivery of the underlying security or currency, in the case of a put option. An option on a futures contract provides the holder with the right to enter into a ‘‘long’’ position in the underlying futures contract, in the case of a call option, or a

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

‘‘short’’ position in the underlying futures contract in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option.

During the year ended June 30, 2023, the SSI Alternative Income Fund purchased/sold options primarily for hedging.

Average Option Notional Amounts Outstanding Period Ended June 30, 2023
Fund	Purchased Contracts	Written Contracts
SSI Alternative Income	$165,950	$165,950

Straddle Options

The Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the year ended June 30, 2023, the TwentyFour Strategic Income Fund and TwentyFour Sustainable Short Term Bond Fund entered into forward foreign currency contracts primarily for hedging.

The Funds’ forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Year Ended June 30, 2023
Fund	Purchased Contracts	Sold Contracts
TwentyFour Strategic Income	$5,393,801	$66,661,498
TwentyFour Sustainable Short Term Bond	106,198	11,604,869

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Swap Agreements

A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the “notional” amount). Nearly any type of derivative, including forward contracts, can be structured as a swap.

Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.

Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of a Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. A Fund may be required to pledge collateral to secure its obligations under a swap.

Interest Rate Swap Agreements

The TwentyFour Strategic Income Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal.

During the year ended June 30, 2023, the TwentyFour Strategic Income Fund entered into interest rate swaps primarily for return enhancement, hedging and adjusting portfolio duration.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

SSI Alternative Income Fund

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$-	$(1,640,354)	$(1,640,354)
Written options contracts	-	-	-	-	1,114,222	1,114,222

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options contracts	$-	$-	$-	$-	$(158,893)	$(158,893)
Written options contracts	-	-	-	-	55,179	55,179

TwentyFour Strategic Income Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$-	$7,621	$-	$-	$-	$7,621

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(1,004,146)	$-	$-	$-	$(1,004,146)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$819,252	$-	$-	$-	$819,252
Swap agreements	-	-	-	(298)	-	(298)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(4,581,649)	$-	$-	$-	$(4,581,649)

TwentyFour Sustainable Short Term Bond Fund

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2023:

	Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$-	$(112,711)	$-	$-	$-	$(112,711)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2023:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(191,587)	$-	$-	$-	$(191,587)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(380,583)	$-	$-	$-	$(380,583)

(1) See Note 3 in the Notes to Financial Statements for additional information.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in OTC derivative and foreign exchange contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty.

As the ISDA Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2023.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

TwentyFour Strategic Income Fund

Offsetting of Financial and Derivative Assets as of June 30, 2023:
	Assets	Liabilities
Forward Foreign Currency Contracts	$7,621	$1,004,146

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$7,621	$1,004,146

Total derivative assets and liabilities subject to an MNA	$(7,621)	$(1,004,146)

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2023:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount
State Street Bank & Trust Co.	$7,621	$(7,621)	$-	$-	$-

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$1,004,146	$(7,621)	$-	$-	$996,525

TwentyFour Sustainable Short Term Bond Fund

Offsetting of Financial and Derivative Assets as of June 30, 2023:
	Assets	Liabilities
Forward Foreign Currency Contracts	$-	$112,711

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$112,711

Total derivative assets and liabilities subject to an MNA	$-	$(112,711)

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2023:
			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
State Street Bank & Trust Co.	$112,711	$-	$-	$-	$112,711

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain Mortgage-Backed Securities (“MBS”) and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed-income

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Callable Securities Risk

The SSI Alternative Income Fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the Fund may be invested in securities paying lower coupon rates. Thus, the Fund’s income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on the Fund’s total return.

Convertible Securities Risk

The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks, and its price may be as volatile as that of the underlying stock, when the underlying stock’s price is high relative to the conversion price and a convertible security is subject to the risks of debt securities, and is particularly sensitive to changes in interest rates, when the underlying stock’s price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company’s convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities - that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops paying interest or principal, convertible securities may become worthless and the Fund could lose its entire investment. In addition, because companies that issue convertible securities may be small- or mid-cap companies, to the extent the Fund invests in convertible securities issued by small- or mid-cap companies, it will be subject to the risks of investing in such companies.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Funds may effect derivative transactions are OTC or “interdealer” markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

the same extent as are members of “exchange-based” markets. This exposes the Funds to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty and the recent turbulence in the financial markets highlights the importance of being aware of counterparty risk resulting from OTC derivative transactions. The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by using various instruments. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Funds’ exposure to foreign currencies may reduce the returns of a Fund. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency derivatives may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a Fund’s investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may choose to not hedge its currency risks.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Derivatives Risk

Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. A Fund may use derivatives to enhance total return of its portfolio, to hedge against fluctuations in interest rates or currency exchange rates, to change the effective duration of its portfolio, or to manage certain investment risks or as a substitute for the purchase or sale of the underlying currencies or securities. A Fund may also hold derivative instruments to obtain economic exposure to an issuer without directly holding its securities. Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment, for example, where a Fund may be called upon to deliver a security it does not own. As a result, a Fund could lose more than the amount it invests. Derivatives may at times be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil. A Fund may buy or sell derivatives not traded on organized exchanges. A Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it maybe disadvantageous to do so. A Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly, may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the-counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Environmental, Social, and/or Governance Investing Risk

A Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by a Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. A Fund’s ESG investment considerations may also affect a Fund’s exposure to certain sectors or types of investments, which may impact a Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. A Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. A Fund may underperform funds that do not incorporate these considerations. A Fund’s sub-advisor is dependent on available information to assist in the use of ESG investment considerations, and, because there are few generally accepted standards to use in such considerations, the information and considerations used for a Fund may differ from the information and considerations used for other funds. The limited availability of such information, as well as errors in or omissions from such information could result in incorrect evaluations of potential investments. There is no guarantee that a Fund’s efforts to select investments that meet a Fund’s ESG investing considerations will be successful.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

High Portfolio Turnover Risk

Portfolio turnover is a measure of a Fund’s trading activity over a one-year period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover could increase a Fund’s transaction costs because of increased broker commissions resulting from such transactions. These costs are not reflected in the Funds’ annual operating expenses or in the expense example, but they can have a negative impact on performance. Frequent trading by the Funds could also result in increased realized net capital gains, distributions of which are taxable to the Funds’ shareholders (including net short-term capital gain distributions, which are taxable to them as ordinary income).

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

High-Yield Bond Risk

Exposure to high-yield securities (commonly referred to as ‘’junk bonds’’) generally involves significantly greater risks of loss of your money than an investment in investment-grade securities. Compared with issuers of investment grade securities, issuers of high yield securities are more likely to encounter financial difficulties and to be materially affected by these difficulties. High yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak or expected to become weak. These securities also may be difficult to sell at the time and price a Fund desires. High yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that issuers of lower-rated securities will default on the timely payment of principal or interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a Fund may lose its entire investment. Below-investment-grade securities may experience greater price volatility and less liquidity than investment-grade securities. Lower-rated securities are subject to certain risks that may not be present with investments in higher-grade securities. Investors should consider carefully their ability to assume the risks associated with lower-rated securities before investing in a Fund. The lower rating of certain high yielding corporate income securities reflects a greater possibility that the financial condition of the issuer or adverse changes in general economic conditions may impair the ability of the issuer to pay income and principal. Changes by credit rating agencies in their ratings of a fixed income security also may affect the value of these investments. However, allocating investments among securities of different issuers could reduce the risks of owning any such securities separately. The prices of these high yield securities tend to be less sensitive to interest rate changes than investment-grade investments, but more sensitive to adverse economic changes or individual corporate developments. During economic downturns or periods of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service principal and interest payment obligations, to meet projected business goals or to obtain additional financing, and the markets for their securities may be more volatile. If an issuer defaults, a Fund may incur additional expenses to seek recovery. Additionally, accruals of interest income for a Fund may have to be adjusted in the event of default. In the event of an issuer’s default, a Fund may write off prior income accruals for that issuer, resulting in a reduction in a Fund’s current dividend payment. Frequently, the higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default.

Interest Rate Risk

Generally, the value of investments with interest rate risk, such as fixed-income securities or derivatives, will move in the opposite direction to movements in interest rates. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, which could cause the value of the Fund’s investments to decline. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. Interest rate changes may have a more pronounced effect on the market value of fixed-rate instruments than on floating-rate instruments. The value of floating rate and variable securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The prices of fixed-income securities or derivatives are also affected by their durations. Fixed-income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. Rising interest rates may cause the value of the Fund’s investments with longer durations and terms to maturity to decline, which may adversely affect the value of the Fund. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund may generate a negative return on that investment.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

LIBOR Risk

Certain of the instruments identified in the Fund’s principal investment strategies have coupon rates or may provide exposure to underlying investments with coupon rates, that are based on the ICE LIBOR (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets.

Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR. There remains uncertainty regarding the impact of the transition from LIBOR on the Fund and the financial markets generally. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States and U.S. law requires that contracts without a practicable LIBOR alternative default to SOFR plus a set spread beginning in mid-2023. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. At this time, it is not possible to completely identify or predict the effect of any transition, establishment of alternative Reference Rates or other reforms to Reference Rates that may be enacted in the UK or elsewhere. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for a specific type of security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Funds may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Redemptions by a few large investors in the Funds at such times may have a significant adverse effect on a Fund’s NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

Funds that invest in high-yield, and, or have exposure to foreign securities through the derivatives it holds, are particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Funds, including (i) the dilution of the Funds’ NAV, (ii) an increase in the Funds’ expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Funds may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. If a Fund trades foreign securities, it generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Funds’ calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Funds price its shares. In such instances, the Funds may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Funds to take advantage of any price differentials that may be reflected in the NAV of the Funds’ shares. While the Manager monitors trading in the Funds, there is no guarantee that it can detect all market timing activities.

Non-Diversification Risk

The TwentyFour Sustainable Short Term Bond Fund is non-diversified, which means the Fund may invest a high percentage of its assets in a limited number of issuers. When a Fund invests in a relatively small number of issuers, it may be more susceptible to risks associated with a single economic, political or regulatory occurrence

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

than a more diversified portfolio might be. Some of those issuers also may present substantial credit or other risks. When a Fund is non-diversified, its NAV and total return may also fluctuate more or be subject to declines in weaker markets than a diversified mutual fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk, price volatility and potential losses than if assets were diversified among the securities of a greater number of issuers.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If a Fund invests in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Pay-In-Kind Securities Risk

Pay-in-kind securities are debt securities that do not make regular cash interest payments. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, their prices can be volatile when interest rates fluctuate. If an issuer of pay-in-kind securities defaults, the Fund may lose its entire investment. Federal income tax law requires a holder of pay-in-kind securities to include in gross income each taxable year the portion of the non-cash income on those securities (i.e., the additional securities issued as interest thereon) accrued during that year. In order to continue to qualify for treatment as a “regulated investment company” (“RIC”) under the Internal Revenue Code, and avoid federal excise tax, a Fund may be required to distribute a portion of such non-cash income and may be required to dispose of other portfolio securities in order to generate cash to meet these distribution requirements, potentially during periods of adverse market prices.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Fund may be increased. An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in late 2019 and has subsequently spread globally. The

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

transmission of various variants of COVID-19, and efforts to contain their spread, have resulted, and may continue to result, in significant disruptions to business operations, travel restrictions and closed borders, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. Any resurgence of COVID-19 or a variant could negatively impact the Funds and adversely impact the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

Although interest rates were unusually low in recent years in the U.S. and abroad, recently, the Federal Reserve began to raise interest rates as part of its efforts to address rising inflation. It is difficult to accurately predict the pace at which the Federal Reserve will continue to increase interest rates, or the timing, frequency or magnitude of any such increases. Additionally, various economic and political factors could cause the Federal Reserve to change its approach in the future and the Federal Reserve’s actions may result in an economic slowdown. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market.

Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; the possibility of changes to some international trade agreements; tensions, war, or open conflict between nations, such as between Russia and Ukraine or in eastern Asia; political or economic dysfunction within some nations, including major producers of oil; economic stimulus by the Japanese central bank; and dramatic changes in commodity and currency prices could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. Russia’s military invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility and uncertainty in the financial markets and the prices of various commodities.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Short Position Risk

The SSI Alternative Income Fund’s short positions are speculative and are subject to special risks. A short position involves the sale by a Fund of a security that it does not own. A Fund then intends to purchase the same security at a later date at a lower price. A Fund may enter into a short position through a forward commitment, a futures contract, an option, or a swap agreement. If the price of the security or derivative has increased during the time a Fund holds the short position, then a Fund will incur a loss equal to the increase in price from the time that the short position was entered into plus any premiums and interest paid to the third party. Therefore, short positions involve the risk that losses may be exaggerated, and that the Fund may lose more money than the actual cost of the investment. A Fund’s losses are potentially unlimited in a short position because the price appreciation of the security that a Fund is required to purchase is unlimited. There can be no assurance that the securities necessary to cover the short position will be available for purchase by a Fund. In addition, purchasing securities to close out the short position can itself cause the price of the relevant securities to rise further, thereby increasing any loss incurred by a Fund. Furthermore, a Fund may be forced to close out a short position prematurely if a counterparty from which a Fund borrowed securities demands their return, resulting in a loss on what might otherwise have been a profitable position. Short positions also include greater reliance on a sub-advisor’s ability to accurately anticipate the future value of a security or instrument. A Fund may invest the proceeds of a short sale, and therefore, be subject to the effect of leverage, in that short selling amplifies changes in a Fund’s NAV since it increases the exposure of a Fund to the market and may increase losses and the volatility of returns. If such instruments are traded over-the-counter, there is the risk that the counterparty may fail to honor its contract terms, causing a loss to a Fund.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

Sustainable Investing Risk

The TwentyFour Sustainable Short Term Bond Fund’s incorporation of sustainable investing considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the sustainable investment considerations used by the Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in the Fund. The Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. The Fund may underperform funds that do not incorporate these considerations. The sub-advisor uses sustainability research and/or ratings information provided by one or more third parties in performing this analysis and considering sustainability risks. As there are few generally accepted standards to use in such considerations, the information and considerations used for the Fund may differ from the information and consideration used for other funds.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to a Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, SOFR, LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a RIC, by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended June 30, 2023 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

The tax character of distributions paid were as follows:

	SSI Alternative Income Fund		TwentyFour Strategic Income Fund		TwentyFour Sustainable Short Term Bond Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
Distributions paid from:
Ordinary income*
R5 Class	$4,496	$7,044	$786,113	$365,658	$-	$-
Y Class	1,800,007	7,909,859	15,125,690	7,255,633	765,187	59,030
Investor Class	6,033	91,433	1,961,048	869,035	-	-
A Class	-	-	867,982	266,001	12,601	3,936
C Class	-	-	851,694	231,582	15,336	2,760
R6 Class	-	-	-	-	1,029,403	214,410
Long-term capital gains
R5 Class	-	5,670	-	-	-	-
Y Class	-	6,427,722	-	-	-	-
Investor Class	-	81,220	-	-	-	-
A Class	-	-	-	-	-	-
C Class	-	-	-	-	-	-
R6 Class	-	-	-	-	-	-

Total distributions paid	$1,810,536	$14,522,948	$19,592,527	$8,987,909	$1,822,527	$280,136

* For tax purposes, short-term capital gains are considered ordinary income distributions.

As of June 30, 2023, the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
SSI Alternative Income	$110,410,323	$4,070,599	$(11,292,050)	$(7,221,451)
TwentyFour Strategic Income	125,021,227	308,027	(17,375,110)	(17,067,083)
TwentyFour Sustainable Short Term Bond	15,354,205	129,207	(857,326)	(728,119)

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
SSI Alternative Income	$(7,221,451)	$4,036,487	$-	$(6,682,878)	$(1)	$(9,867,843)
TwentyFour Strategic Income	(17,067,083)	-	-	(44,322,017)	2	(61,389,098)
TwentyFour Sustainable Short Term Bond	(728,119)	-	-	(1,553,728)	-	(2,281,847)

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, income realized for tax purposes from contingent payment debt instruments, the tax deferral of losses from straddles, deemed distributions from convertible obligations, unused capital losses and the realization for tax purposes of unrealized gains (losses) on certain derivative instruments.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statements of Assets and Liabilities.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

Accordingly, the following amounts represent current year permanent differences derived from organization costs as of June 30, 2023:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
SSI Alternative Income	$4,619	$(4,619)
TwentyFour Strategic Income	-	-
TwentyFour Sustainable Short Term Bond	-	-

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2023, the Funds had the following post RIC MOD capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
SSI Alternative Income	$-	$6,682,878
TwentyFour Strategic Income	9,980,823	28,940,371
TwentyFour Sustainable Short Term Bond	164,251	308,449

The Funds are permitted for tax purposes to defer into the next fiscal year qualified late year losses. Qualified late year capital losses are net losses incurred after October 31 through the Fund’s fiscal year end, June 30, 2023. Qualified late year ordinary losses are specified losses generally incurred after October 31 through the end of the Fund’s fiscal year end, June 30, 2023. For the period ending June 30, 2023, TwentyFour Strategic Income deferred $5,400,823 ordinary loss and TwentyFour Sustainable Short Term Bond deferred $1,081,028 ordinary loss to July 1, 2023.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended June 30, 2023 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
SSI Alternative Income	$73,974,727	$-	$94,189,190	$-
TwentyFour Strategic Income	23,515,102	49,427,467	91,003,110	43,392,549
TwentyFour Sustainable Short Term Bond	7,025,768	1,195,484	5,666,575	1,911,080

A summary of the Funds’ transactions in the USG Select Fund for the year ended June 30, 2023 were as follows:

Fund	Type of Transaction	June 30, 2022 Shares/Fair Value	Purchases	Sales	June 30, 2023 Shares/Fair Value
SSI Alternative Income	Direct	$8,405,280	$77,815,677	$80,407,462	$5,813,495
TwentyFour Strategic Income	Direct	3,413,816	85,189,569	85,219,885	3,383,500

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

9.  Borrowing Arrangements

Effective November 11, 2022 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 9, 2023, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended June 30, 2023, the Funds did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Year Ended June 30,
	2023		2022
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	239	$2,263	20,466	$199,701
Reinvestment of dividends	329	3,040	-	-
Shares redeemed	(7,704)	(73,163)	(7)	(70)

Net increase (decrease) in shares outstanding	(7,136)	$(67,860)	20,459	$199,631

	Y Class
	Year Ended June 30,
	2023		2022
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,976,301	$18,650,934	6,147,854	$61,807,965
Reinvestment of dividends	159,662	1,476,715	1,169,291	11,722,293
Shares redeemed	(5,630,750)	(53,001,372)	(5,008,484)	(50,076,087)

Net increase (decrease) in shares outstanding	(3,494,787)	$(32,873,723)	2,308,661	$23,454,171

	Investor Class
	Year Ended June 30,
	2023		2022
SSI Alternative Income Fund	Shares	Amount	Shares	Amount
Shares sold	133,983	$1,268,705	63,448	$694,569
Reinvestment of dividends	650	6,033	17,242	172,653
Shares redeemed	(8,012)	(75,483)	(146,050)	(1,484,820)

Net increase (decrease) in shares outstanding	126,621	$1,199,255	(65,360)	$(617,598)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

	R5 Class
	Year Ended June 30,
	2023		2022
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	476,603	$3,823,593	392,522	$4,264,384
Reinvestment of dividends	96,450	786,113	34,237	365,658
Shares redeemed	(59,965)	(510,436)	(1,039,780)	(11,007,071)

Net increase (decrease) in shares outstanding	513,088	$4,099,270	(613,021)	$(6,377,029)

	Y Class
	Year Ended June 30,
	2023		2022
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	6,584,648	$54,381,609	7,276,157	$77,123,306
Reinvestment of dividends	1,812,913	14,800,716	684,680	7,208,244
Shares redeemed	(13,454,362)	(114,984,674)	(9,404,432)	(96,458,051)

Net (decrease) in shares outstanding	(5,056,801)	$(45,802,349)	(1,443,595)	$(12,126,501)

	Investor Class
	Year Ended June 30,
	2023		2022
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	365,674	$3,010,708	1,352,964	$14,414,491
Reinvestment of dividends	243,979	1,961,048	83,526	869,035
Shares redeemed	(1,337,187)	(11,668,678)	(1,604,628)	(16,726,955)

Net (decrease) in shares outstanding	(727,534)	$(6,696,922)	(168,138)	$(1,443,429)

	A Class
	Year Ended June 30,
	2023		2022
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	197,775	$1,601,221	206,444	$2,175,935
Reinvestment of dividends	107,064	859,812	25,358	264,262
Shares redeemed	(267,480)	(2,213,431)	(264,706)	(2,688,689)

Net increase (decrease) in shares outstanding	37,359	$247,602	(32,904)	$(248,492)

	C Class
	Year Ended June 30,
	2023		2022
TwentyFour Strategic Income Fund	Shares	Amount	Shares	Amount
Shares sold	331,336	$2,666,161	140,493	$1,449,094
Reinvestment of dividends	106,651	851,678	22,292	231,582
Shares redeemed	(448,529)	(3,692,446)	(308,497)	(3,135,850)

Net (decrease) in shares outstanding	(10,542)	$(174,607)	(145,712)	$(1,455,174)

	Y Class
	Year Ended June 30,
	2023		2022
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	304,592	$2,699,095	597,651	$5,824,254
Reinvestment of dividends	90,102	765,187	5,927	57,064
Shares redeemed	(148,135)	(1,294,237)	(63,748)	(611,934)

Net increase in shares outstanding	246,559	$2,170,045	539,830	$5,269,384

	A Class
	Year Ended June 30,
	2023		2022
TwentyFour Sustainable Short Term Bond Fund	Shares	Amount	Shares	Amount
Shares sold	21,663	$197,785	11,628	$110,000
Reinvestment of dividends	171	1,477	215	2,103
Shares redeemed	(18,459)	(169,654)	(20,509)	(194,708)

Net increase (decrease) in shares outstanding	3,375	$29,608	(8,666)	$(82,605)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2023

	C Class
	Year Ended June 30,
	2023			2022
TwentyFour Sustainable Short Term Bond Fund	Shares		Amount	Shares		Amount
Shares sold	53,258		$438,471	-	$	-
Reinvestment of dividends	587		4,822	76		731
Shares redeemed	(795)		(6,529)	(3,637)		(34,014)

Net increase (decrease) in shares outstanding	53,050		$436,764	(3,561)		$(33,283)

	R6 Class
	Year Ended June 30,
	2023			2022
TwentyFour Sustainable Short Term Bond Fund	Shares		Amount	Shares		Amount
Shares sold	-	$	-	-		$-
Reinvestment of dividends	-		-	-		-
Shares redeemed	-		-	-		-

Net increase in shares outstanding	-		$-	-		$-

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,								May 20, 2019B to June 30, 2019#
	2023		2022		2021		2020

Net asset value, beginning of period	$9.29		$11.15		$10.15		$10.27		$10.17

Income (loss) from investment operations:
Net investment income	0.31		0.38		0.16		0.19		0.03
Net gains (losses) on investments (both realized and unrealized)	0.21		(0.95)		1.18		0.06		0.07

Total income (loss) from investment operations	0.52		(0.57)		1.34		0.25		0.10

Less distributions:
Dividends from net investment income	(0.15)		(0.21)		(0.26)		(0.37)		-
Distributions from net realized gains	-		(1.08)		(0.08)		-		-

Total distributions	(0.15)		(1.29)		(0.34)		(0.37)		-

Net asset value, end of period	$9.66		$9.29		$11.15		$10.15		$10.27

Total returnC	5.65%		(5.85)%		13.33%		2.49%		0.98	%D

Ratios and supplemental data:
Net assets, end of period	$223,692		$281,521		$109,650		$99,760		$100,976
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.90%		1.64%		1.93%		4.90%		2.76	%E
Expenses, net of reimbursements and/or recoupments	1.60	%F G	1.64	%F	1.89	%F	2.19	%F	1.83	%E F
Net investment income (loss), before expense reimbursements and/or recoupments	3.18%		1.47%		1.43%		(0.81)%		1.41	%E
Net investment income, net of reimbursements and/or recoupments	3.48%		1.47%		1.47%		1.90%		2.34	%E
Portfolio turnover rate	97%		113%		326%		242%		20	%D

#	Fiscal year end changed from March 31 to June 30.
A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Commencement of operations.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.22%, 1.49%, 1.49%, 1.49% and 1.49% for the year ended June 30, 2023, year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

G	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 22, 2022.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y ClassA
	Year Ended June 30,								April 1, 2019 to June 30, 2019#		Year Ended March 31, 2019
	2023		2022		2021		2020

Net asset value, beginning of period	$9.29		$11.14		$10.14		$10.27		$10.12		$10.04

Income (loss) from investment operations:
Net investment income	0.26		0.19		0.08		0.19		0.08		0.20	B
Net gains (losses) on investments (both realized and unrealized)	0.25		(0.76)		1.26		0.05		0.07		0.07

Total income (loss) from investment operations	0.51		(0.57)		1.34		0.24		0.15		0.27

Less distributions:
Dividends from net investment income	(0.14)		(0.20)		(0.26)		(0.37)		-		(0.19)
Distributions from net realized gains	-		(1.08)		(0.08)		-		-		-

Total distributions	(0.14)		(1.28)		(0.34)		(0.37)		-		(0.19)

Net asset value, end of period	$9.66		$9.29		$11.14		$10.14		$10.27		$10.12

Total return	5.55	%C	(5.85	)%C	13.33	%C	2.35	%C	1.48	%C D	2.71	%E

Ratios and supplemental data:
Net assets, end of period	$100,552,992		$129,179,345		$129,211,872		$139,609,314		$227,279,618		$279,429,760
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.97%		1.74%		2.00%		2.32%		2.14	%G	1.79	%F
Expenses, net of reimbursements and/or recoupments	1.65	%H I	1.73	%H	1.96	%H	2.27	%H	1.71	%G H	1.79	%F
Net investment income, before expense reimbursements and/or recoupments	3.11%		1.26%		1.24%		1.81%		1.81	%G	1.99%
Net investment income, net of reimbursements and/or recoupments	3.43%		1.27%		1.28%		1.86%		2.24	%G	1.99%
Portfolio turnover rate	97%		113%		326%		242%		20	%D	76%

#	Fiscal year end changed from March 31 to June 30.
A	On May 17, 2019, Class I was re-designated as Y Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E

Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not reflect the deduction of taxes that shareholder would pay on Fund distributions or the redemption of Fund shares.

F

If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30% and 0.27% for the periods ended March 31, respectively.

G	Annualized.
H

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.28%, 1.56%, 1.56%, 1.56% and 1.54% for the year ended June 30, 2023, year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 22, 2022.

See accompanying notes

American Beacon SSI Alternative Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor ClassA
	Year Ended June 30,								April 1, 2019 to June 30, 2019#		Year Ended March 31, 2019
	2023		2022		2021		2020

Net asset value, beginning of period	$9.30		$11.12		$10.13		$10.27		$10.13		$10.04

Income (loss) from investment operations:
Net investment income	0.44		0.10	B	0.08		0.17		0.03		0.17	B
Net gains (losses) on investments (both realized and unrealized)	0.04		(0.69)		1.23		0.04		0.11		0.07

Total income (loss) from investment operations	0.48		(0.59)		1.31		0.21		0.14		0.24

Less distributions:
Dividends from net investment income	(0.10)		(0.15)		(0.24)		(0.35)		-		(0.15)
Distributions from net realized gains	-		(1.08)		(0.08)		-		-		-

Total distributions	(0.10)		(1.23)		(0.32)		(0.35)		-		(0.15)

Net asset value, end of period	$9.68		$9.30		$11.12		$10.13		$10.27		$10.13

Total return	5.24	%C	(6.03	)%C	13.03	%C	2.07	%C	1.38	%C D	2.47	%E

Ratios and supplemental data:
Net assets, end of period	$1,821,486		$572,433		$1,411,885		$862,020		$946,784		$856,300
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.35%		2.13%		2.32%		2.97%		2.39	%G	2.04	%F
Expenses, net of reimbursements and/or recoupments	1.72	%H I	1.99	%H	2.20	%H	2.52	%H	1.98	%G H	2.04	%F
Net investment income, before expense reimbursements and/or recoupments	3.05%		0.81%		0.84%		1.13%		1.62	%G	1.74%
Net investment income, net of reimbursements and/or recoupments	3.68%		0.95%		0.96%		1.58%		2.04	%G	1.74%
Portfolio turnover rate	97%		113%		326%		242%		20	%D	76%

#	Fiscal year end changed from March 31 to June 30.
A	On May 17, 2019, Class A was re-designated as Investor Class.
B	Based on average shares outstanding for the period.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E

Total returns would have been lower/higher had expenses not been waived/recovered by the Advisor. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

F

If interest expense, dividends on securities sold short and shareholder servicing fees had been excluded, the expense ratios would have been lowered by 0.30% and 0.27% for the periods ended March 31, respectively.

G	Annualized.
H

Includes non-operating expenses consisting of prime broker fees, dividends and interest expense from securities sold short. The Expenses, net of reimbursements, excluding non-operating expenses is 1.40%, 1.81%, 1.81%, 1.81% and 1.81% for the year ended June 30, 2023, year ended June 30, 2022, year ended June 30, 2021, year ended June 30, 2020 and period ended June 30, 2019, respectively.

I	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on December 22, 2022.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Year Ended June 30,
	2023	2022		2021	2020	2019

Net asset value, beginning of period	$9.15	$11.02		$10.27	$10.24	$10.07

Income (loss) from investment operations:
Net investment income	1.61	0.38	B	0.41	0.35	0.43	B
Net gains (losses) on investments (both realized and unrealized)	(1.22)	(1.85)		0.71	0.03	0.27

Total income (loss) from investment operations	0.39	(1.47)		1.12	0.38	0.70

Less distributions:
Dividends from net investment income	(1.52)	(0.40)		(0.37)	(0.35)	(0.52)
Distributions from net realized gains	-	-		-	-	(0.01)

Total distributions	(1.52)	(0.40)		(0.37)	(0.35)	(0.53)

Net asset value, end of period	$8.02	$9.15		$11.02	$10.27	$10.24

Total returnC	4.77%	(13.73)%		11.06%	3.81%	7.27%

Ratios and supplemental data:
Net assets, end of period	$7,782,080	$4,186,949		$11,799,339	$9,824,323	$8,968,940
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.01%	0.88%		0.91%	1.01%	1.22%
Expenses, net of reimbursements and/or recoupments	0.72%	0.72%		0.72%	0.72%	0.72%
Net investment income, before expense reimbursements and/or recoupments	5.05%	3.43%		3.05%	2.69%	3.81%
Net investment income, net of reimbursements and/or recoupments	5.34%	3.59%		3.24%	2.98%	4.31%
Portfolio turnover rate	63%	48%		79%	185%	198%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$9.12	$10.99	$10.25	$10.22	$10.06

Income (loss) from investment operations:
Net investment income	0.48	0.37	0.39	0.37	0.42
Net gains (losses) on investments (both realized and unrealized)	(0.10)	(1.84)	0.72	0.01	0.27

Total income (loss) from investment operations	0.38	(1.47)	1.11	0.38	0.69

Less distributions:
Dividends from net investment income	(1.52)	(0.40)	(0.37)	(0.35)	(0.52)
Distributions from net realized gains	-	-	-	-	(0.01)

Total distributions	(1.52)	(0.40)	(0.37)	(0.35)	(0.53)

Net asset value, end of period	$7.98	$9.12	$10.99	$10.25	$10.22

Total returnA	4.68%	(13.76)%	11.00%	3.82%	7.18%

Ratios and supplemental data:
Net assets, end of period	$81,509,591	$139,290,122	$183,749,947	$89,459,856	$38,664,428
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.06%	0.93%	0.96%	1.09%	1.42%
Expenses, net of reimbursements and/or recoupments	0.80%	0.80%	0.81%	0.82%	0.82%
Net investment income, before expense reimbursements and/or recoupments	4.90%	3.48%	3.02%	2.58%	3.60%
Net investment income, net of reimbursements and/or recoupments	5.16%	3.61%	3.17%	2.85%	4.20%
Portfolio turnover rate	63%	48%	79%	185%	198%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Year Ended June 30,
	2023	2022	2021	2020	2019

Net asset value, beginning of period	$9.02	$10.88	$10.16	$10.15	$10.02

Income (loss) from investment operations:
Net investment income	0.40	0.34	0.33	0.44	0.38
Net gains (losses) on investments (both realized and unrealized)	(0.06)	(1.82)	0.74	(0.08)	0.27

Total income (loss) from investment operations	0.34	(1.48)	1.07	0.36	0.65

Less distributions:
Dividends from net investment income	(1.51)	(0.38)	(0.35)	(0.35)	(0.51)
Distributions from net realized gains	-	-	-	-	(0.01)

Total distributions	(1.51)	(0.38)	(0.35)	(0.35)	(0.52)

Net asset value, end of period	$7.85	$9.02	$10.88	$10.16	$10.15

Total returnA	4.23%	(14.03)%	10.67%	3.58%	6.84%

Ratios and supplemental data:
Net assets, end of period	$10,133,625	$18,192,880	$23,773,539	$14,710,345	$1,422,906
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.35%	1.22%	1.24%	1.42%	1.69%
Expenses, net of reimbursements and/or recoupments	1.09%	1.09%	1.09%	1.09%	1.09%
Net investment income, before expense reimbursements and/or recoupments	4.59%	3.20%	2.73%	2.23%	3.30%
Net investment income, net of reimbursements and/or recoupments	4.85%	3.33%	2.88%	2.56%	3.90%
Portfolio turnover rate	63%	48%	79%	185%	198%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30,				October 29, 2018A to June 30, 2019
	2023	2022	2021	2020

Net asset value, beginning of period	$9.03	$10.89	$10.16	$10.16	$9.95

Income (loss) from investment operations:
Net investment income	0.59	0.34	0.35	0.23	0.33
Net gains (losses) on investments (both realized and unrealized)	(0.23)	(1.81)	0.72	0.11	0.26

Total income (loss) from investment operations	0.36	(1.47)	1.07	0.34	0.59

Less distributions:
Dividends from net investment income	(1.52)	(0.39)	(0.34)	(0.34)	(0.37)
Distributions from net realized gains	-	-	-	-	(0.01)

Total distributions	(1.52)	(0.39)	(0.34)	(0.34)	(0.38)

Net asset value, end of period	$7.87	$9.03	$10.89	$10.16	$10.16

Total returnB	4.44%	(13.94)%	10.73%	3.44%	6.18	%C

Ratios and supplemental data:
Net assets, end of period	$5,107,605	$5,523,840	$7,020,746	$5,216,325	$6,270,835
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.31%	1.14%	1.16%	1.34%	1.78	%D
Expenses, net of reimbursements and/or recoupments	1.00%	1.00%	1.04%	1.12%	1.12	%D
Net investment income, before expense reimbursements and/or recoupments	4.70%	3.28%	2.81%	2.35%	3.30	%D
Net investment income, net of reimbursements and/or recoupments	5.01%	3.42%	2.93%	2.57%	3.96	%D
Portfolio turnover rate	63%	48%	79%	185%	198	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon TwentyFour Strategic Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30,						October 29, 2018A to June 30, 2019
	2023		2022		2021	2020

Net asset value, beginning of period	$9.00		$10.85		$10.13	$10.14	$9.95

Income (loss) from investment operations:
Net investment income	0.49		0.25		0.27	0.30	0.24
Net gains (losses) on investments (both realized and unrealized)	(0.21)		(1.80)		0.72	(0.03)	0.30

Total income (loss) from investment operations	0.28		(1.55)		0.99	0.27	0.54

Less distributions:
Dividends from net investment income	(1.45)		(0.30)		(0.27)	(0.28)	(0.34)
Distributions from net realized gains	-		-		-	-	(0.01)

Total distributions	(1.45)		(0.30)		(0.27)	(0.28)	(0.35)

Net asset value, end of period	$7.83		$9.00		$10.85	$10.13	$10.14

Total returnB	3.51%		(14.61)%		9.87%	2.72%	5.63	%C

Ratios and supplemental data:
Net assets, end of period	$5,131,491		$5,987,755		$8,803,669	$4,735,447	$1,659,229
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.03%		1.90%		1.95%	2.14%	2.58	%D
Expenses, net of reimbursements and/or recoupments	1.80	%F	1.82	%E	1.85%	1.87%	1.87	%D
Net investment income, before expense reimbursements and/or recoupments	3.98%		2.50%		2.02%	1.57%	2.50	%D
Net investment income, net of reimbursements and/or recoupments	4.21%		2.58%		2.12%	1.84%	3.20	%D
Portfolio turnover rate	63%		48%		79%	185%	198	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on November 1, 2021.
F	Expense ratios may exceed stated expense caps in Note 2 due to the change in the contractual expense caps on November 1, 2022.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Year Ended June 30,				February 18, 2020A to June 30, 2020
	2023	2022	2021

Net asset value, beginning of period	$9.26	$10.02	$9.92		$10.00

Income (loss) from investment operations:
Net investment income	0.35	0.32	0.21		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.10)	(0.83)	0.18		(0.06)

Total income (loss) from investment operations	0.25	(0.51)	0.39		(0.01)

Less distributions:
Dividends from net investment income	(1.08)	(0.25)	(0.29)		(0.07)

Net asset value, end of period	$8.43	$9.26	$10.02		$9.92

Total returnB	2.95%	(5.20)%	4.00%		(0.09	)%C

Ratios and supplemental data:
Net assets, end of period	$6,923,318	$5,328,507	$354,076		$149,445
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.83%	2.24%	4.65	%E	11.60	%D E
Expenses, net of reimbursements and/or recoupments	0.57%	0.57%	0.57%		0.57	%D
Net investment income (loss), before expense reimbursements and/or recoupments	1.31%	(0.06)%	(2.71	)%E	(9.96	)%D E
Net investment income, net of reimbursements and/or recoupments	2.57%	1.61%	1.37%		1.07	%D
Portfolio turnover rate	60%	43%	54%		7	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Year Ended June 30,					February 18, 2020A to June 30, 2020
	2023	2022		2021

Net asset value, beginning of period	$9.23	$9.98		$9.91		$10.00

Income (loss) from investment operations:
Net investment income	0.50	0.12	B	0.11		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.29)	(0.65)		0.25		(0.07)

Total income (loss) from investment operations	0.21	(0.53)		0.36		(0.02)

Less distributions:
Dividends from net investment income	(1.05)	(0.22)		(0.29)		(0.07)

Net asset value, end of period	$8.39	$9.23		$9.98		$9.91

Total returnC	2.48%	(5.43)%		3.70%		(0.19	)%D

Ratios and supplemental data:
Net assets, end of period	$125,866	$107,415		$202,627		$206,227
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.26%	3.13%		5.33	%F	10.25	%E F
Expenses, net of reimbursements and/or recoupments	0.87%	0.87%		0.87%		0.87	%E
Net investment income (loss), before expense reimbursements and/or recoupments	0.81%	(1.06)%		(3.36	)%F	(8.59	)%E F
Net investment income, net of reimbursements and/or recoupments	2.20%	1.20%		1.10%		0.79	%E
Portfolio turnover rate	60%	43%		54%		7	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Year Ended June 30,					February 18, 2020A to June 30, 2020
	2023	2022		2021

Net asset value, beginning of period	$9.07	$9.87		$9.87		$10.00

Income (loss) from investment operations:
Net investment income	1.53	0.04	B	0.03	B	0.02
Net gains (losses) on investments (both realized and unrealized)	(1.39)	(0.64)		0.26		(0.08)

Total income (loss) from investment operations	0.14	(0.60)		0.29		(0.06)

Less distributions:
Dividends from net investment income	(1.05)	(0.20)		(0.29)		(0.07)

Net asset value, end of period	$8.16	$9.07		$9.87		$9.87

Total returnC	1.68%	(6.15)%		3.00%		(0.59	)%D

Ratios and supplemental data:
Net assets, end of period	$519,021	$95,605		$139,238		$254,319
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.74%	3.78%		6.04	%E	10.34	%E F
Expenses, net of reimbursements and/or recoupments	1.62%	1.62%		1.62%		1.62	%F
Net investment income (loss), before expense reimbursements and/or recoupments	0.58%	(1.71)%		(4.08	)%E	(8.62	)%E F
Net investment income, net of reimbursements and/or recoupments	1.70%	0.45%		0.34%		0.10	%F
Portfolio turnover rate	60%	43%		54%		7	%D

A	Commencement of operations.
B	Per share amounts have been calculated using the average shares method.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon TwentyFour Sustainable Short Term Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Year Ended June 30,				February 18, 2020A to June 30, 2020
	2023	2022	2021

Net asset value, beginning of period	$9.32	$10.04	$9.92		$10.00

Income from investment operations:
Net investment income	0.23	0.16	0.15		0.04
Net gains (losses) on investments (both realized and unrealized)	0.02	(0.66)	0.26		(0.05)

Total income (loss) from investment operations	0.25	(0.50)	0.41		(0.01)

Less distributions:
Dividends from net investment income	(1.06)	(0.22)	(0.29)		(0.07)

Net asset value, end of period	$8.51	$9.32	$10.04		$9.92

Total returnB	2.89%	(5.06)%	4.21%		(0.09	)%C

Ratios and supplemental data:
Net assets, end of period	$8,267,504	$9,050,291	$9,753,318		$9,638,229
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.73%	2.38%	4.44	%E	6.83	%D E
Expenses, net of reimbursements and/or recoupments	0.47%	0.47%	0.47%		0.47	%D
Net investment income (loss), before expense reimbursements and/or recoupments	1.36%	(0.30)%	(2.47	)%E	(5.20	)%D E
Net investment income, net of reimbursements and/or recoupments	2.62%	1.61%	1.50%		1.16	%D
Portfolio turnover rate	60%	43%	54%		7	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon FundSM

Federal Tax Information

June 30, 2023 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2023. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2022.

The Fund designated the following items with regard to distributions paid during the fiscal year ended June 30, 2023. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

SSI Alternative Income Fund	21.25%
TwentyFour Strategic Income Fund	N/A
TwentyFour Sustainable Short Term Bond Fund	N/A

Qualified Dividend Income:

SSI Alternative Income Fund	23.96%
TwentyFour Strategic Income Fund	N/A
TwentyFour Sustainable Short Term Bond Fund	N/A

Long-Term Capital Gain Distributions:

SSI Alternative Income Fund	$0
TwentyFour Strategic Income Fund	0
TwentyFour Sustainable Short Term Bond Fund	0

Short-Term Capital Gain Distributions:

SSI Alternative Income Fund	$0
TwentyFour Strategic Income Fund	0
TwentyFour Sustainable Short Term Bond Fund	0

Shareholders will receive notification in January 2024 of the applicable tax information necessary to prepare their 2023 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreements and Investment Advisory Agreements

At meetings held on May 16, 2023 and June 6-7, 2023 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 7, 2023 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon SSI Alternative Income Fund (“SSI Fund”), the American Beacon TwentyFour Strategic Income Fund (“Strategic Income Fund”) and the American Beacon TwentyFour Sustainable Short Term Bond Fund (“Short Term Bond Fund”) (each, a “Fund” and collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, SSI Investment Management LLC (“SSI”), and the Trust, on behalf of the SSI Fund; and

(3) the Investment Advisory Agreement among the Manager, TwentyFour Asset Management (US), LP (“TwentyFour” and together with SSI, the “sub-advisors”), and the Trust, on behalf of the Strategic Income Fund and Short Term Bond Fund

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Funds and their shareholders.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered each Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Funds and the sub-advisor for each Fund; (3) the profits, if any, earned by the Manager and, with respect to the SSI Fund, SSI, an affiliate of the Manager, in rendering services to the Funds; (4) comparisons of services and fee rates with contracts entered into by the Manager or a sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a sub-advisor from its relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the SSI Fund’s and Strategic Income Fund’s long-term performance and the Short Term Bond Fund’s performance since its inception on January 19, 2020; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the financial condition of the Manager, including its parent company; the Manager’s culture of compliance and support that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s representations regarding its efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Board considered, among other factors: the representations made by the sub-advisor regarding the sub-advisor’s level of staffing; the sub-advisor’s assets under management; the financial stability of the sub-advisor; and its compliance program. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting each Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for a Fund due to its unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of each Fund relative to the performance of a composite of comparable investment accounts managed by the sub-advisor and an appropriate peer group for the Fund or the Fund’s benchmark index. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit with respect to the SSI Fund and sustaining a loss with respect to the Strategic Income Fund and the Short Term Bond Fund before the payment of distribution-related expenses and the Manager sustaining a loss after the payment of distribution-related expenses with respect to each Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that the difference is attributable to, among other factors, the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds. The Board also noted that, for each Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to a Fund, the Board considered representations made by the sub-advisors that each Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts, and that SSI is waiving a portion of its subadvisory fee with respect to the SSI Fund. The Board also considered the extent to which SSI, which is an affiliate of the Manager, earned a profit with respect to the services provided to the SSI Fund. The Board did not request profitability data from TwentyFour, because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and TwentyFour with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that TwentyFour may not account for its profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager and SSI were reasonable in light of the services performed by the Manager and SSI. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as each Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints for the sub-advisory fee rates. The Board also considered that no Fund’s current assets exceeded the threshold necessary to reach the first sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. In this regard, the Board considered that no Fund’s current assets exceeded the threshold necessary to reach the first management fee breakpoint. Based on the foregoing information, the Board concluded that the Manager and sub-advisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the Manager’s and sub-advisors’ responses to inquiries regarding “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Funds. For example, the Board considered that the Manager may invest the cash balances of each Fund, other than the Short Term Bond Fund, in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Similarly, the Board considered that SSI benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Funds appear to be fair and reasonable.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made for the SSI Fund’s and Strategic Income Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. The Short-Term Bond Fund does not offer R5 Class shares. Therefore, that Fund’s performance comparisons were made to the Fund’s Y Class shares. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to each Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, if applicable, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill. The Board noted that, while the SSI Fund and Strategic Income Fund had more than five years of performance, the Short Term Bond fund had a shorter-term performance record, and evaluated the information provided.

The expense comparisons below were made for the SSI Fund’s and Strategic Income Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group. For the Short Term Bond Fund, which does not offer R5 Class shares, the Fund’s Y Class shares were used for purposes of expense comparisons to the Broadridge Expense Universe and Broadridge Expense Group. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. Broadridge Expense Groups consist of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for each Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for a Fund as of December 31, 2022. References to each Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

For each Fund, the Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

Additional Considerations and Conclusions with Respect to the American Beacon SSI Alternative Income Fund

In considering the renewal of the Agreements for the SSI Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	1	st Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	3	rd Quintile

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) that the sub-advisor is an affiliate of the Manager; (2) that the SSI Fund employs a limited-capacity strategy as the sub-advisor invests primarily in convertible bonds; (3) the challenges associated with identifying a peer group for evaluating the SSI Fund’s expenses and performance, as few (if any) of the funds in the SSI Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; (4) information provided by SSI indicating that it had earned a profit with respect to the services it provides to the SSI Fund; (5) that SSI has contractually agreed to waive a portion of its sub-advisory fees through October 31, 2024; (6) that the SSI Fund acquired all of the assets of the Palmer Square SSI Alternative Income Fund (“Acquired Fund”), on May 17, 2019, and that the SSI Fund’s performance prior to that date is that of the Acquired Fund; and (7) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the SSI Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the SSI Fund.

Additional Considerations and Conclusions with Respect to the American Beacon TwentyFour Strategic Income Fund

In considering the renewal of the Agreements for the Strategic Income Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	2	nd Quintile

The Board also considered: (1) the Manager’s representations regarding the higher expenses associated with the complexity of the sub-advisor’s investment strategy as compared to funds in the Fund’s Broadridge Expense Group and Expense Universe and its Morningstar category; and (2) the Manager’s recommendation to continue to retain the sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Strategic Income Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Strategic Income Fund.

Additional Considerations and Conclusions with Respect to the American Beacon TwentyFour Sustainable Short Term Bond Fund

In considering the renewal of the Agreements for the Short Term Bond Fund, the Board considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	5	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2022)

Compared to Broadridge Performance Universe	2	nd Quintile
Compared to Morningstar Category	2	nd Quintile

The Board also considered: (1) the Manager’s representations regarding the higher expenses associated with the complexity of the sub-advisor’s investment strategy as compared to funds in the Short Term Bond Fund’s Broadridge Expense Group and Expense Universe and its Morningstar category; and (2) the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that the Short Term Bond Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Short Term Bond Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Short Term Bond Fund.

Trustees and Officers of the American Beacon FundsSM (Unaudited)

The Trustees and officers of the American Beacon Funds (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee oversees twenty-seven funds in the fund complex that includes the Trust, the American Beacon Select Funds, and the American Beacon Institutional Funds Trust. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Eugene J. Duffy (68)**	Trustee since 2008	Managing Director, Global Investment Management Distribution, Mesirow Financial Administrative Corporation (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-2016); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (53)	Trustee since 2015	Chief Financial Officer (2022-Present), The Conrad Prebys Foundation; President, SJVIIF, LLC, Impact Investment Fund (2018-2022); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-2022); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-2022); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Joseph B. Armes (61)	Trustee since 2015	Director, Switchback Energy Acquisition (2019-2021); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Gerard J. Arpey (64)	Trustee since 2012	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Director, The Home Depot, Inc. (2015-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (62)	Trustee since 2004 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds (2017-2021); Chair, (2019-Present), Vice Chair (2018), Trustee (2004-Present), American Beacon Select Funds; Chair (2019-Present), Vice Chair (2018), Trustee (2017-Present), American Beacon Institutional Funds Trust; Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Sound Point Enhanced Income Fund (2018–2021); Chair (2019-2021), Vice Chair (2018), Trustee (2018-2021), American Beacon Apollo Total Return Fund (2018–2021).

Claudia A. Holz (65)	Trustee since 2018	Independent Director, Blue Owl Capital, Inc. (2021-Present); Partner, KPMG LLP (1990 – 2017); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Douglas A. Lindgren (61)	Trustee since 2018	Director, JLL Income Property Trust (2022-Present); CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Institutional Funds Trust (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Barbara J. McKenna, CFA (60)	Trustee since 2012	President/Managing Principal, Longfellow Investment Management Company (2005-Present, President since 2009); Member, External Diversity Council of the Federal Reserve Bank of Boston (2021-Present); Member, Federal Reserve Bank of Boston CEO Roundtable (2021-Present); Board Advisor, United States Tennis Association (2021-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Institutional Funds Trust (2017-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018–2021); Trustee, American Beacon Apollo Total Return Fund (2018–2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS	Term
One Year

Jeffrey K. Ringdahl (48)	President since 2022 Vice President (2010-2022)	Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2010-2022), Senior Vice President (2013-2018), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President (2018-Present), Chief Executive Officer (2022-Present); Chief Operating Officer (2018-2022), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director (2017-Present), President & Chief Executive Officer (2022-Present), Executive Vice President (2017-2022), Resolute Investment Distributors, Inc.; Director (2017-Present), President (2018-Present), Chief Executive Officer (2022-Present), Chief Operating Officer (2018-2022), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; President (2022-Present), Senior Vice President (2017-2022), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, L.L.C.; Trustee, American Beacon NextShares Trust (2015-2020); Director, Executive Vice President & Chief Operating Officer, Alpha Quant Advisors, LLC (2016-2020); Director, Shapiro Capital Management, LLC (2017-Present); Director and Executive Vice President, Continuous Capital, LLC (2018-2022); Director, RSW Investments Holdings LLC (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present); Director and Vice President American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), President (2022-Present), Vice President (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director (2018-Present), President (2022-Present), (Vice President (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; President (2022-Present); Vice President (2010-2022), Director and President, American Beacon Cayman Multi-Alternatives Company, Ltd.; (2023-Present); Director and President, American Beacon Cayman Trend Company, Ltd. (2023-Present); American Beacon Select Funds; President (2022-Present), Vice President (2017-2022), American Beacon Institutional Funds Trust; Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (64)	VP, Secretary and Chief Legal Officer since 2006	Senior Vice President (2021-Present), Vice President (2006-2021), Secretary and General Counsel (2006-Present), American Beacon Advisors, Inc.; Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015–Present); Senior Vice President (2021-Present), Vice President (2015-2021), Secretary and General Counsel (2015-Present), Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc. (2017-Present); Senior Vice President (2021-Present), Vice President (2017-2021), Secretary and General Counsel (2017-Present), Resolute Investment Services, Inc.; Secretary, American Private Equity Management, L.L.C. (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-2020); Vice President and Secretary, Continuous Capital, LLC (2018-2022); Secretary, Green Harvest Asset Management (2019-2021); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Legal Officer, Vice President and Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Gregory J. Stumm (41)	VP since 2022	Senior Vice President, American Beacon Advisors, Inc. (2022-Present); Senior Vice President, Resolute Investment Managers, Inc. (2022-Present); Director and Senior Vice President, Resolute Investment Distributors, Inc. (2022-Present); Senior Vice President, Resolute Investment Services, Inc. (2022-Present); Vice President, American Beacon Select Funds (2022-Present); Vice President, American Beacon Institutional Funds Trust (2022-Present).

Paul B. Cavazos (54)	VP since 2016	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); American Private Equity Management, L.L.C. (2017–Present); Vice President, American Beacon Select Funds (2016-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Erica Duncan (52)	VP since 2011	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (62)	VP since 2021	Senior Vice President (2021-Present), Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Senior Vice President (2021-Present), Treasurer and CFO (2017-Present), Resolute Investment Managers, Inc.; Treasurer, Resolute Investment Distributors, Inc. (2017); Senior Vice President (2021-Present); Treasurer and CFO (2017-Present), Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C. (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-2020); Treasurer and CFO, Continuous Capital, LLC (2018-2022); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director (2014-Present), Vice President (2022-Present) and Treasurer (2014-2022), American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President (2022-Present), and Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Director and Vice President, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Director and Vice President, American Beacon Cayman Trend Company, Ltd. (2023-Present) Principal Accounting Officer and Treasurer (2010-2021); American Beacon Funds; Vice President (2021-Present), Principal Accounting Officer (2017-2021) and Treasurer (2010-2021), American Beacon Select Funds; Vice President (2021–Present), Principal Accounting Officer and Treasurer (2017-2021), American Beacon Institutional Funds Trust; Vice President (2021), Principal Accounting Officer and Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Vice President (2021), Principal Accounting Officer and Treasurer, American Beacon Apollo Total Return Fund (2018-2021).

Terri L. McKinney (59)	VP since 2010	Senior Vice President (2021-Present), Vice President (2009-2021), American Beacon Advisors, Inc.; Senior Vice President (2021–Present); Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2018-2021), Resolute Investment Services, Inc; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President, Continuous Capital, LLC (2018-2022); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Samuel J. Silver (60)	VP since 2011	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc.; Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Institutional Funds Trust (2017-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-2021); Vice President, American Beacon Apollo Total Return Fund (2018-2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (51)	Chief Compliance Officer since 2004	Chief Compliance Officer (2004-Present), Vice President (2019-Present); American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, L.L.C. (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-2021); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-2020), Alpha Quant Advisors, LLC ; Chief Compliance Officer (2018-2019), Vice President (2018-2022), Continuous Capital, LLC; Assistant Secretary, American Beacon Funds (1999-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Sonia L. Bates (66)	Principal Accounting Officer and Treasurer since 2021	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Vice President, Fund and Tax Reporting (2023-Present), Director, Fund and Tax Reporting (2011-2023), Resolute Investment Services, Inc.; Assistant Treasurer, American Private Equity Management, L.L.C. (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Treasurer (2022-Present), Assistant Treasurer (2018-2022), American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Funds (2011-2021); Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2011-2021), American Beacon Select Funds; Principal Accounting Officer and Treasurer (2021-Present), Assistant Treasurer (2017-2021), American Beacon Institutional Funds Trust; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Sound Point Enhanced Income Fund; Principal Accounting Officer and Treasurer (2021), Assistant Treasurer (2018-2021), American Beacon Apollo Total Return Fund.

Shelley L. Dyson (53)	Assistant Treasurer since 2021	Fund Tax Manager (2020-Present), Manager, Tax (2014-2020), Resolute Investment Services, Inc.; Assistant Treasurer American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Treasurer, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Treasurer, American Beacon Select Funds (2021-Present); Assistant Treasurer, American Beacon Institutional Funds Trust (2021-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Treasurer, American Beacon Apollo Total Return Fund (2021).

Trustees and Officers of the American Beacon FundsSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Shelley D. Abrahams (48)	Assistant Secretary since 2008	Corporate Governance Manager (2023-Present), Senior Corporate Governance & Regulatory Specialist (2020-2023), Corporate Governance & Regulatory Specialist (2017-2020), Resolute Investment Services, Inc.; Assistant Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman TargetRisk Company, Ltd. (2022-Present); Assistant Secretary, American Beacon Cayman Multi-Alternatives Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Cayman Trend Company, Ltd. (2023-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Rebecca L. Harris (56)	Vice President since 2022	Senior Vice President (2021-Present), Vice President (2011-2021), American Beacon Advisors, Inc.; Senior Vice President (2021-Present), Vice President (2017-2021), Resolute Investment Managers, Inc.; Senior Vice President (2021-Present), Vice President (2015-Present), Resolute Investment Services; Vice President, Alpha Quant Advisors, LLC (2016-2020); Vice President (2018-Present), Director (2022) Continuous Capital, LLC; Director, National Investment Services of American, LLC (2022-Present); Director, RSW Investments Holdings LLC (2022-Present); Director Shapiro Capital Management LLC (2022-Present); Director, SSI Investment Management LLC (2022-Present); Assistant Secretary, American Beacon Funds (2010-2022); Vice President (2022-Present), Assistant Secretary (2010-2022), American Beacon Select Funds; Vice President (2022-Present), Assistant Secretary (2017-2022), American Beacon Institutional Funds Trust; Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Teresa A. Oxford (64)	Assistant Secretary since 2015	Assistant Secretary and Associate General Counsel, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-2021); Assistant Secretary and Associate General Counsel, Resolute Investment Managers, Inc. (2017-Present); Assistant Secretary and Associate General Counsel, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-2020); Assistant Secretary, Continuous Capital, LLC (2020-2022); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-2021).

Michael D. Jiang (38)	Assistant Secretary since 2021	Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), American Beacon Advisors, Inc.; Assistant Secretary (2021-Present), Resolute Investment Distributors, Inc.; Assistant Secretary (2022-Present), Associate General Counsel (2021-Present), Resolute Investment Managers, Inc.; Assistant Secretary (2022–Present) and Associate General Counsel, (2021-Present), Resolute Investment Services, Inc.; Vice President (2018-2021), Second Vice President (2015-2018), The Northern Trust Company; Assistant Secretary, American Beacon Select Funds (2021-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2021-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2021); Assistant Secretary, American Beacon Apollo Total Return Fund (2021).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

** Mr. Duffy is being deemed to be an “interested person” of the Trust, as defined by the Investment Company Act of 1940, as amended, by virtue of his position with Mesirow Financial, Inc., a broker-dealer.

American Beacon FundsSM

Privacy Policy

June 30, 2023 (Unaudited)

The American Beacon Funds recognize and respect the privacy of our shareholders. We are providing this notice to you so you will understand how shareholder information may be collected and used.

We may collect nonpublic personal information about you from one or more of the following sources:

•	information we receive from you on applications or other forms;

•	information about your transactions with us or our service providers; and

•	information we receive from third parties.

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law.

We restrict access to your nonpublic personal information to those employees or service providers who need to know that information to provide products or services to you. To ensure the confidentiality of your nonpublic personal information, we maintain safeguards that comply with federal standards.

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Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each calendar quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT SS&C GIDS, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon SSI Alternative Income Fund, American Beacon TwentyFour Strategic Income Fund and American Beacon TwentyFour Sustainable Short Term Bond Fund are service marks of American Beacon Advisors, Inc.

AR 06/23

ITEM 2.	CODE OF ETHICS.

The registrant adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code July 6, 2021 to remove two terminated investment companies and update the Principal Financial Officer. The registrant has not granted any waivers from the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees of the Trust has determined that Claudia Holz, a member of the Trust’s Audit and Compliance Committee, is the “audit committee financial expert” as defined in Form N-CSR. Ms. Claudia is considered “independent” as defined in Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to all other fees category would consist of service related to internal control reviews, strategy, and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and all other fees by the principal accountant.

(a)

Audit Fees	Fiscal Year Ended
$292,468	6/30/2022
$278,000	6/30/2023

(b)

Audit Related Fees	Fiscal Year Ended
$0	6/30/2022
$0	6/30/2023

(c)

Tax Fees (1)	Fiscal Year Ended
$99,150	6/30/2022
$56,485	6/30/2023

(d)

All Other Fees	Fiscal Year Ended
$0	6/30/2022
$0	6/30/2023

(1)

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, tax planning, filing assistance for EU reclaims and PFIC tax services. These fees include international, federal, state, and excise tax reviews.

(e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the registrant’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$99,150	$0	N/A	6/30/2022
$56,485	$0	N/A	6/30/2023

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing of this report as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based upon their review, such officers have concluded that the registrant’s disclosure controls and procedures are effective in ensuring that information required to be disclosed in the report is appropriately recorded, processed, summarized and reported and made know to them by others within the registrant and by the registrant’s service provider.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Filed herewith as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications of each principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b), Rule 13a-14(b) or Rule 15d-14(b)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By	/s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Funds
Date: September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Jeffrey K. Ringdahl
Jeffrey K. Ringdahl
President
American Beacon Funds
Date: September 1, 2023

By	/s/ Sonia L. Bates
Sonia L. Bates
Chief Accounting Officer and Treasurer
American Beacon Funds
Date: September 1, 2023